                                                                    Exhibit 99.1

[LOGO OF PREIT]

                    Pennsylvania Real Estate Investment Trust

                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                              (September 30, 2003)

                                  www.preit.com

                                                       [LOGO OF PEI LISTED NYSE]

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                                                             Table of Contents
                                                             -----------------
Company Information                                                   1

Timeline/Recent Developments                                          2

Stock Information                                                     3

Market Capitalization and Capital Resources                           4

Balance Sheet--Wholly Owned and JV Detail                             5

Balance Sheet--Line of Business                                       6

Income Statement--Wholly Owned and JV Detail                          7

Income Statement--Line of Business                                    8

Income Statement--Retail (Property Status)                            9

Income Statement--Retail (Property Subtype)                          10

Income Statement--Multifamily (Property Status)                      11

FFO and FAD                                                          12

Key Ratios                                                           13

Property Debt Schedule--Wholly Owned                                 14

Property Debt Schedule--JV                                           15

Debt Analysis                                                        16

Debt Ratios                                                          17

Portfolio Summary--Retail Wholly Owned                               18

Portfolio Summary--Retail Joint Venture                              19

Property Acquisitions/Dispositions                                   20

Property Development/Redevelopment Summary                           21

Top Twenty Tenants Schedule                                          22

Lease Expiration Schedule - Anchor Tenants                           23

Lease Expiration Schedule - Non-Anchor Tenants                       24

New Lease/Renewal Summary and Analysis                               25

Capital Expenditures                                                 26

Enclosed Mall-Summary and Occupancy                                  27

Power Center- Summary and Occupancy                                  28

Strip Center- Summary and Occupancy                                  29

Retail Overall- Summary and Occupancy                                30

Summary of Portfolio Services                                        31

Flash Report                                                         32

RECONCILIATION TO GAAP:

Balance Sheet-Reconciliation to GAAP                                 33

Income Statement-Reconciliation to GAAP                              34

Flash Report-Reconciliation to GAAP                                  35

Definition page                                                      36

THE INFORMATION SET FORTH HEREIN IS UNAUDITED, PRELIMINARY AND SUBJECT TO ADJUSTMENT WITHOUT FURTHER NOTICE. CERTAIN INFORMATION SET FORTH HEREIN CONSTITUTES FORWARD-LOOKING STATEMENTS, AND THERE ARE FACTORS THAT COULD CAUSE PREIT'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE THAT MAY BE CONTAINED IN OR IMPLIED BY ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, THE ABILITY OF PREIT TO GROW INTERNALLY OR BY ACQUISITION AND TO INTEGRATE ACQUIRED BUSINESSES, THE AVAILABILITY OF ADEQUATE FUNDS AT REASONABLE COST NECESSARY FOR GROWTH AND DEVELOPMENT, CHANGING INDUSTRY AND COMPETITIVE CONDITIONS, AND OTHER RISKS OUTSIDE THE CONTROL OF PREIT REFERRED TO IN PREIT'S REGISTRATION STATEMENTS AND PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

COMPANY INFORMATION

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                                PENNSYLVANIA REIT
                 200 South Broad Street, Philadelphia, PA 19102
                              http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers (approximately 17.6 million square feet) located in the eastern United States. PREIT's portfolio as of August 11, 2003 consists of 32 properties in 7 states. PREIT's portfolio includes 14 shopping malls, 14 strip and power centers and four industrial properties. In addition, there are two retail properties under development, which PREIT expects will add approximately
0.8 million square feet to its portfolio. On May 14, 2003 Pennsylvania Real Estate Investment Trust and Crown American Realty Trust announced a definitive merger agreement by which Crown will merge into PREIT. PREIT is headquartered in Philadelphia, Pennsylvania.

Research Coverage

Company                            Analyst                   Phone Number
---------------------------------------------------------------------------
Green Street Advisors              Gregory R. Andrews        (949) 640-8780
                                   Barbara M. Hoogland       (949) 640-8780
---------------------------------------------------------------------------
JP Morgan                          Michael W. Mueller        (212) 622-6689
                                   Anthony Paolone           (212) 622-6682
                                   Joshua Bederman           (212) 622-6530
---------------------------------------------------------------------------
Legg Mason Wood Walker             David M. Fick             (410) 539-0000
---------------------------------------------------------------------------
Lehman Brothers                    David Shulman             (212) 526-3413
                                   Alexander D. Goldfarb     (212) 526-5232
---------------------------------------------------------------------------
US Bancorp Piper Jaffray           Andrew L. Rosivach        (212) 284-9304
---------------------------------------------------------------------------

Quarterly Earnings Schedule

PREIT's quarterly results will be announced in accordance with the following schedule:

Quarter                                2003                     2002
---------------------------------------------------------------------------
First Quarter                        5/14/2003                5/2/2002
---------------------------------------------------------------------------
Second Quarter                       8/11/2003                8/8/2002
---------------------------------------------------------------------------
Third Quarter                        11/5/2003               10/31/2002
---------------------------------------------------------------------------
Fourth Quarter                        3/4/2004(1)             3/31/2003
---------------------------------------------------------------------------

(1)  Tentative date.

   Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Todd Fromer at (212) 896-1215.

                   For additional information, please contact:
                         Edward Glickman or Nurit Yaron
                             200 South Broad Street
                             Philadelphia, PA 19102
                  (215) 875-0700 Phone (866) 875-0700 Toll Free
                    (215) 546-7311 Fax yaronn@preit.com Email

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                          Time Line/Recent Developments

October 28, 2003 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the third quarter ended September 30, 2003 on Wednesday, November 5, 2003.

October 22, 2003 - Pennsylvania Real Estate Investment Trust announced that a new Filene's department store will be added to its 620,000 sf Dartmouth Mall and is anticipated to open in Fall, 2004.

October 17, 2003 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees has approved a quarterly cash dividend of $0.54 per common share, an increase of $0.03 per share, or 5.9%.

October 9, 2003 - Pennsylvania Real Estate Investment Trust announced that it will hold a special meeting of shareholders on Thursday, November 11, 2003 at 11:00 a.m. EST.

September 25, 2003 - Pennsylvania Real Estate Investment Trust announced that it has completed the sale of its remaining two joint venture multifamily properties. The purchase price was approximately $8.6 million, including assumed debt of $3.4 million, with net proceeds of $5.0 million. The Company is expected to record a gain of approximately $6.4 million in the third quarter of 2003.

September 23, 2003 - Pennsylvania Real Estate Investment Trust announced that it has acquired a 6.08 acre parcel adjacent to Plymouth Meeting Mall, Plymouth Meeting, PA from IKEA.

September 4, 2003 - Pennsylvania Real Estate Investment Trust announced that it has acquired the remaining 70% interest in Willow Grove Park, Willow Grove, PA from its partner Pennsylvania State Employee Retirement System ("PaSERS") and now owns 100% of the shopping mall. The purchase price was $122.3 million.

August 27, 2003 - Pennsylvania Real Estate Investment Trust announced that Lehman Brothers, underwriter of PREIT's recently completed public offering, has exercised in full its over-allotment option to purchase an additional 825,000 common shares at the public offering price of $29.75 per share. the over-allotment option was granted in connection with PREIT's public offering of
5.5 million common shares, which closed on Thursday, August 21, 2003. After payment of an underwriting discount of $0.25 per share and offering expenses, the total net proceeds to PREIT are expected to be approximately $184 million.

August 18, 2003 - Pennsylvania Real Estate Investment Trust announced 5.5 million common share offering priced at $29.75. The net proceeds to the Company, after payment of an underwriting discount of $0.25 per share and offering expenses, will be approximately $161 million.

August 11, 2003 - Pennsylvania Real Estate Investment Trust announced 2003 second quarter and six months results.

July 29, 2003 - Pennsylvania Real Estate Investment Trust announced that it has completed the sale of its remaining two wholly-owned multifamily properties, Emerald Point in Virginia Beach, VA and Regency Lakeside in Omaha, NE, to affiliates of Morgan Properties of King Of Prussia, PA. The purchase price was approximately $81.4 million. In addition, the Board of Trustees has approved a quarterly cash dividend of $0.51 per share. The dividend will be paid on September 15, 2003 to shareholders and unitholders of record on August 29, 2003. PREIT also announced that it intends to release its financial results for the second quarter ended June 30, 2003 before the open of market trading on Monday, August 11, 2003.

June 19, 2003 - Pennsylvania Real Estate Investment Trust announced the appointment of John J. Roberts to its Board of Trustees, increasing the number of Trustees from eight to nine. Mr. Roberts, age 58, will stand for re-election to the Board of Trustees at the next meeting of the shareholders. Mr. Roberts was also elected by the Board of Trustees to serve as a member of the Audit and Nominating and Governance Committees.

June 5, 2003 - Pennsylvania Real Estate Investment Trust announced that it had completed the acquisition of the remaining two shopping malls shopping malls relating to the Company's agreement, announced on March 6, 2003, to purchase a total of six shopping malls from The Rouse Company. In completing this transaction, PREIT acquired Plymouth Meeting Mall, Plymouth Meeting, PA and Echelon Mall, Voorhees, NJ, totaling approximately 1.96 million square feet of retail space, for an aggregate purchase price of approximately $80.4 million.

NOTE: A copy of the press releases are available on the Company's website at www.preit.com.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

Stock Information

PREIT's common stock trades on the New York Stock Exchange (symbol: PEI).

                                                            Q3:9/30/03      Q2:6/30/03      Q1:3/31/03     CY 12/31/02
                                                          -------------   -------------   -------------   -------------
High Price                                                        33.45           30.34           28.80           27.20
Low Price                                                         29.80           27.94           24.70           20.55
Close                                                             33.45           29.95           28.65           26.00
Average Daily Trading Volume                                     96,738          85,567          37,385          41,495
Shares Outstanding at end of period                          23,480,595      16,837,304      16,753,614      16,697,119
O.P. Units                                                    2,056,861       2,057,618       1,763,320       1,763,318
                                                          -------------   -------------   -------------   -------------
Fully Diluted Shares Outstanding                             25,537,456      18,894,922      18,516,934      18,460,437
Weighted Avg. number of shares outstanding                   19,488,367      16,615,576      16,544,737      16,162,327
Weighted Avg. effect of full conversion of O.P. units         2,049,112       1,998,708       1,763,320       1,804,779
                                                          -------------   -------------   -------------   -------------
Wtd Avg. Shares Outstanding and O.P. Units                   21,537,479      18,614,284      18,308,057      17,967,106
Market Value of Shares (based on closing price)           $ 854,227,903   $ 565,902,914   $ 530,510,159   $ 479,971,362
                                                          =============   =============   =============   =============

                                                           Q3:9/30/02      CY 12/31/01     CY 12/31/00
                                                          -------------   -------------   -------------
High Price                                                        27.11           25.05          19 3/4
Low Price                                                         20.55           18.25          14 5/8
Close                                                             25.76           23.20          19 1/8
Average Daily Trading Volume                                     45,425          39,463          24,897
Shares Outstanding at end of period                          16,602,761      15,876,084      13,628,448
O.P. Units                                                    1,602,946       1,753,580       1,415,791
                                                          -------------   -------------   -------------
Fully Diluted Shares Outstanding                             18,205,707      17,629,664      15,044,239
Weighted Avg. number of shares outstanding                   16,566,418      14,656,711      13,403,233
Weighted Avg. effect of full conversion of O.P. units         1,738,960       1,869,383       1,573,028
                                                          -------------   -------------   -------------
Wtd Avg. Shares Outstanding and O.P. Units                   18,305,378      16,526,094      14,976,261
Market Value of Shares (based on closing price)           $ 468,979,012   $ 409,008,205   $ 287,721,071
                                                          =============   =============   =============

Distribution Information

                                           Q3:9/30/03  Q2:6/30/03  Q1:3/31/03   CY 12/31/02 Q3:9/30/02  CY 12/31/01   CY12/30/00(1)
                                           ----------------------------------------------------------------------------------------
Dividend per share (1)                     $    0.510  $    0.510  $    0.510   $     2.040 $    0.510  $    2.040  $         1.920
Annualized Dividend Yield (2)                     6.1%        6.8%        7.1%          7.8%       7.9%        8.8%            10.0%
Capital Gain                                      N/A         N/A         N/A   $     0.082 $    0.082  $    0.110  $         0.590
Section 1250 Gain                                 N/A         N/A         N/A   $         - $        -  $    0.129  $         0.190
Return of Capital                                 N/A         N/A         N/A   $     0.134 $        -  $        -  $             -
Qualified 5 Year Gain (incl. in cap. Gain)        N/A         N/A         N/A   $         - $        -  $        -  $             -
Ordinary Income                                   N/A         N/A         N/A   $     1.824 $    0.428  $    1.801  $         1.140

(1) Dividend per share increased in 4Q 00 from $0.47 to $0.51 ($0.47 x 3 + $0.51 x 1 = $1.92).
(2)  Based on closing stock price for the period.

Shareholder Information

Ten Largest Institutional Shareholders: Shares Held (1)       9/30/2003
                                                              ---------

RREEF Real Estate Securities Advisers, L.P.                   1,017,700
The Vanguard Group                                              720,937
Barclays Global Investors                                       678,974
Neuberger Berman, LLC                                           367,700
State Street Global Advisors                                    281,713
J.P. Morgan Investment Mgmt. Inc.                               271,600
Manufacturers Advisers Corporation                              259,952
Wachovia Securities                                             237,552
Kensington Investment Management Inc.                           227,700
Stratton Management Company                                     207,250
TOTAL of Ten Largest Institutional:                           4,271,078
TOTAL of all Institutional holders:                           7,354,860
Ten Largest as % of Total Institutional:                           58.1%

(1)  Based on 13F filings as of 9/30/03 & 6/30/03.

                              [CHART APPEARS HERE]

Breakdown of Share & Unit                                 % of 9/30/03
Ownership: Shares Held         9/30/2003      9/30/2002       total
                              ----------     ----------   ------------
Institutional (1)              7,354,860      3,944,265           28.8%
Retail (2)                    16,369,287     12,522,881           64.1%
Insiders (3)                   1,813,309      1,738,561            7.1%
                              ----------     ----------   ------------
     TOTAL                    25,537,456     18,205,707          100.0%

                              [CHART APPEARS HERE]

(1)  Based on 13F filings as of 9/30/03 & 6/30/03.
(2) Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3) Insider holdings as of 9/25/03. (Shares and O.P. Units only. Excludes 544,644 exercisable options).

Share Ownership by Insiders: Shares Held                                           Interim Net
(including O.P. Units, Beneficial Ownership                                       Purchases of
and Exercisable Options)                       As of 9/25/03(1)   % of Total(2)     Shares(3)     As of 4/1/03(4)   % of Total (5)
                                             ------------------ ---------------   -------------  ----------------- ----------------
Ronald Rubin                                            831,262             3.3%          8,892            822,370              4.4%
George F. Rubin                                         414,009             1.6%         10,302            403,707              2.2%
Leonard I. Korman                                       312,785             1.2%              -            312,785              1.7%
Jonathan B. Weller                                      179,192             0.7%        (43,969)           223,161              1.2%
Edward A. Glickman                                      200,436             0.8%              -            200,436              1.1%
Joseph F. Coradino                                      133,204             0.5%         (2,792)           135,996              0.7%
Jeffrey A. Linn                                          74,344             0.3%        (11,099)            85,443              0.5%
Jeffrey P. Orleans                                       82,748             0.3%              -             82,748              0.4%
Douglas S. Grayson                                       55,152             0.2%         (6,090)            61,242              0.3%
David J. Bryant                                          23,639             0.1%         (3,964)            27,603              0.1%
Raymond Trost                                            17,071             0.1%         (4,665)            21,736              0.1%
Lee H. Javitch                                           13,125             0.1%              -             13,125              0.1%
Bruce Goldman                                            10,611             0.0%             37             10,574              0.1%
Rosemarie B. Greco                                        7,125             0.0%              -              7,125              0.0%
Ira Lubert                                                3,250             0.0%              -              3,250              0.0%
                                             ------------------ ---------------   -------------  ----------------- ----------------
     TOTAL                                            2,357,953             9.2%        (53,348)         2,411,301             13.0%
                                             ------------------ ---------------   -------------  ----------------- ----------------

(1) Source of Insider Ownership: S-4 SEC filing dated October 1, 2003 and Company records.
(2)  Based on fully diluted shares outstanding as of September 30, 2003.
(3) Includes purchases of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.
(4) Source of Insider Ownership: Proxy dated April 30, 2003. Refer to footnotes in proxy for details on beneficial ownership.
(5)  Based on fully diluted shares outstanding as of March 31, 2003.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

MARKET CAPITALIZATION

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                                   September 30, 2003    June 30, 2003    March 31, 2003    December 31, 2002
                                   ------------------   ---------------   ---------------   -----------------
EQUITY CAPITALIZATION

Shares Outstanding                         23,480,595        16,837,304        16,753,614          16,697,119
O.P. Units Outstanding                      2,056,861         2,057,618         1,763,320           1,763,318
                                   ------------------   ---------------   ---------------   -----------------
TOTAL Shares and O.P. Units                25,537,456        18,894,922        18,516,934          18,460,437

Market Price (at end of period)                 33.45             29.95             28.65               26.00

Equity Market Capitalization       $      854,227,903   $   565,902,914   $   530,510,159   $     479,971,362

DEBT CAPITALIZATION

Unsecured Debt Balance                                  $    20,249,935   $             -   $               -
Secured Debt Balance                      739,061,360       816,864,718       625,117,601         617,279,770
                                   ------------------   ---------------   ---------------   -----------------
Debt Capitalization                $      739,061,360   $   837,114,653   $   625,117,601   $     617,279,770

                                   ------------------   ---------------   ---------------   -----------------
TOTAL MARKET CAPITALIZATION        $    1,593,289,263   $ 1,403,017,567   $ 1,155,627,760   $   1,097,251,132
                                   ==================   ===============   ===============   =================

                                   September 30, 2002   December 31, 2001   December 31, 2000
                                   ------------------   -----------------   -----------------
EQUITY CAPITALIZATION

Shares Outstanding                         16,602,761          15,876,084          13,628,448
O.P. Units Outstanding                      1,602,946           1,753,580           1,415,791
                                   ------------------   -----------------   -----------------
TOTAL Shares and O.P. Units                18,205,707          17,629,664          15,044,239

Market Price (at end of period)                 25.76               23.20              19 1/8

Equity Market Capitalization       $      468,979,012   $     409,008,205   $     287,721,071

DEBT CAPITALIZATION

Unsecured Debt Balance             $                -                   -   $               -
Secured Debt Balance                      599,413,976         506,175,818         524,782,225
                                   ------------------   -----------------   -----------------
Debt Capitalization                $      599,413,976   $     506,175,818   $     524,782,225

                                   ------------------   -----------------   -----------------
TOTAL MARKET CAPITALIZATION        $    1,068,392,988   $     915,184,023   $     812,503,296
                                   ==================   =================   =================

Debt Capitalization/Total Market Capitalization      46.4%    59.7%    54.1%    56.3%    56.1%    55.3%    64.6%
Equity Capitalization/Total Market Capitalization    53.6%    40.3%    45.9%    43.7%    43.9%    44.7%    35.4%
Unsecured Debt Balance/Total Debt                     0.0%     2.4%     0.0%     0.0%     0.0%     0.0%     0.0%

                              [CHART APPEARS HERE]

CAPITAL RESOURCES

                                                September 30, 2003       June 30, 2003        March 31, 2003     December 31, 2002
                                                ------------------    ------------------    ------------------   ------------------
Cash on Hand                                    $       43,512,963    $       15,035,033    $       14,015,658   $       18,628,137

Line of Credit Capacity(1)                      $      200,000,000    $      200,000,000    $      200,000,000   $      200,000,000
     Amount Used (includes letters of credit)             (673,671)         (118,573,671)         (147,573,671)        (131,473,671)
                                                ------------------    ------------------    ------------------   ------------------
     Available LOC(2)                           $      199,326,329    $       81,426,329    $       52,426,329   $       68,526,329

Shelf Registration                              $      500,000,000    $      500,000,000    $      500,000,000   $      500,000,000
     Amount Used                                      (344,146,042)         (155,977,292)         (155,977,292)        (155,977,292)
                                                ------------------    ------------------    ------------------   ------------------
     Available Shelf                            $      155,853,958    $      344,022,708    $      344,022,708   $      344,022,708

                                                ------------------    ------------------    ------------------   ------------------
TOTAL CAPITAL RESOURCES                         $      398,693,250    $      440,484,070    $      410,464,695   $      431,177,174
                                                ------------------    ------------------    ------------------   ------------------

                                                September 30, 2002    December 31, 2001     December 31, 2000
                                                ------------------    ------------------    ------------------
Cash on Hand                                    $       16,130,074    $       16,242,450    $       10,594,592

Line of Credit Capacity(1)                      $      200,000,000    $      175,000,000    $      175,000,000
     Amount Used (includes letters of credit)         (121,673,671)         (100,168,659)         (115,873,671)
                                                ------------------    ------------------    ------------------
     Available LOC(2)                           $       78,326,329    $       74,831,341    $       59,126,329

Shelf Registration                              $      500,000,000    $      200,000,000    $      200,000,000
     Amount Used                                      (155,977,292)         (148,925,000)         (102,925,000)
                                                ------------------    ------------------    ------------------
     Available Shelf                            $      344,022,708    $       51,075,000    $       97,075,000

                                                ------------------    ------------------    ------------------
TOTAL CAPITAL RESOURCES                         $      438,479,111    $      142,148,791    $      166,795,921
                                                ------------------    ------------------    ------------------

(1) In connection with its acquisition of the Rouse properties, the Company obtained a $25 million unsecured Line of Credit of which $25 million was available on September 30, 2003.

(2) The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

BALANCE SHEET
(Wholly Owned vs. JVs)

                                                                                       September 30, 2003
                                                              ---------------------------------------------------------------------
                                                                  PREIT           PREIT's %          Corporate        Combined
                                                               Wholly Owned       of JVs (3)                            TOTAL
                                                              ---------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                        $ 1,143,102,938   $   146,787,604                 -   $ 1,289,890,542
     Multifamily Properties                                                 -                 -                 -                 -
     Industrial Properties                                          2,504,211                 -                 -         2,504,211
    Construction In Progress                                       16,110,564         1,563,289                 -        17,673,853
                                                              ---------------   ---------------   ---------------   ---------------
          TOTAL INVESTMENTS IN REAL ESTATE                      1,161,717,713       148,350,893                 -     1,310,068,606
     Accumulated Depreciation                                     (60,922,254)      (36,454,134)                -       (97,376,388)
                                                              ---------------   ---------------   ---------------   ---------------
Net Real Estate                                                 1,100,795,459       111,896,759                 -     1,212,692,218
                                                              ---------------   ---------------   ---------------   ---------------
Advances to Partnerships and Joint Ventures                                 -                 -         1,200,000         1,200,000
                                                              ---------------   ---------------   ---------------   ---------------
                                                                1,100,795,459       111,896,759         1,200,000     1,213,892,218
                                                              ---------------   ---------------   ---------------   ---------------
     Allowance for Possible Losses                                                                                                -
                                                              ---------------   ---------------   ---------------   ---------------
                                                                1,100,795,459       111,896,759         1,200,000     1,213,892,218
                                                              ---------------   ---------------   ---------------   ---------------
Other Assets:
     Cash and Cash Equivalents                                     10,042,912         5,113,326        28,356,725        43,512,963
     Rents and Other Receivables                                   11,108,819         8,570,389         2,230,635        21,909,843
     Intangible Assets                                             46,915,709                           9,041,888        55,957,597
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets(1)        32,647,874        12,102,884         8,979,808        53,730,566
                                                              ---------------   ---------------   ---------------   ---------------
         TOTAL OTHER ASSETS                                       100,715,314        25,786,599        48,609,056       175,110,969
                                                              ---------------   ---------------   ---------------   ---------------
TOTAL ASSETS                                                    1,201,510,773       137,683,358        49,809,056     1,389,003,187
                                                              ===============   ===============   ===============   ===============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                       620,535,498       118,525,862                 -       739,061,360
     Bank Loans Payable                                                     -                 -                 -                 -
     Acquisition Term Loan &Unsecured Line of Credit                        -                 -                 -                 -
     Assets held for sale                                             915,292            36,458                 -           951,750
     Other Liabilities(2)                                          25,504,728         4,429,363        12,458,923        42,393,014
                                                              ---------------   ---------------   ---------------   ---------------
TOTAL LIABILITIES                                                 646,955,518       122,991,683        12,458,923       782,406,124
                                                              ---------------   ---------------   ---------------   ---------------
Minority Interest                                                   5,991,467                 -        58,270,123        64,261,590
                                                              ---------------   ---------------   ---------------   ---------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                -                 -        23,480,595        23,480,595
     Capital Contributed in Excess of Par                                   -                 -       407,738,529       407,738,529
     Restricted Stock                                                       -                 -        (3,901,106)       (3,901,106)
     Other Comprehensive Income                                             -                 -        (1,928,590)       (1,928,590)
     Retained Earnings (Distributions in
      Excess of Net Income)                                                 -                 -       116,946,045       116,946,045
                                                              ---------------   ---------------   ---------------   ---------------
TOTAL SHAREHOLDERS' EQUITY                                                  -                 -       542,335,473       542,335,473
                                                              ---------------   ---------------   ---------------   ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $   652,946,985   $   122,991,683   $   613,064,519   $ 1,389,003,187
                                                              ===============   ===============   ===============   ===============

                                                                                       December 31, 2002
                                                              ---------------------------------------------------------------------
                                                                  PREIT          PREIT's %          Corporate         Combined
                                                               Wholly Owned      of JVs (3)                             TOTAL
                                                              ---------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                        $   423,046,545  $   197,299,357                 -    $   620,345,902
     Multifamily Properties                                       290,606,714       14,728,865                 -        305,335,579
     Industrial Properties                                          2,504,211                -                 -          2,504,211
    Construction In Progress                                       23,271,863        1,554,110                 -         24,825,973
                                                              ---------------  ---------------   ---------------    ---------------
          TOTAL INVESTMENTS IN REAL ESTATE                        739,429,333      213,582,332                 -        953,011,665
     Accumulated Depreciation                                    (136,733,257)     (43,759,779)                -       (180,493,036)
                                                              ---------------  ---------------   ---------------    ---------------
Net Real Estate                                                   602,696,076      169,822,553                 -        772,518,629
                                                              ---------------  ---------------   ---------------    ---------------
Advances to Partnerships and Joint Ventures                                 -                -           105,309            105,309
                                                              ---------------  ---------------   ---------------    ---------------
                                                                  602,696,076      169,822,553           105,309        772,623,938
                                                              ---------------  ---------------   ---------------    ---------------
     Allowance for Possible Losses                                          -                -                                    -
                                                              ---------------  ---------------   ---------------    ---------------
                                                                  602,696,076      169,822,553           105,309        772,623,938
                                                              ---------------  ---------------   ---------------    ---------------
Other Assets:
     Cash and Cash Equivalents                                      7,342,523        5,075,355         6,210,259         18,628,137
     Rents and Other Receivables                                    8,847,093       10,122,016         4,395,970         23,365,079
     Intangible Assets                                                                                16,679,886         16,679,886
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets(1)        18,306,800       13,981,793        13,822,873         46,111,466
                                                              ---------------  ---------------   ---------------    ---------------
         TOTAL OTHER ASSETS                                        34,496,416       29,179,164        41,108,988        104,784,568
                                                              ---------------  ---------------   ---------------    ---------------
TOTAL ASSETS                                                      637,192,492      199,001,717        41,214,297        877,408,506
                                                              ===============  ===============   ===============    ===============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                       319,751,324      166,728,446                 -        486,479,770
     Bank Loans Payable                                           119,229,707       11,570,293                 -        130,800,000
     Acquisition Term Loan &Unsecured Line of Credit                        -                -                 -                  -
     Assets held for sale                                                   -                -                 -                  -
     Other Liabilities(2)                                          17,687,633        7,016,897        14,939,232         39,643,762
                                                              ---------------  ---------------   ---------------    ---------------
TOTAL LIABILITIES                                                 456,668,664      185,315,636        14,939,232        656,923,532
                                                              ---------------  ---------------   ---------------    ---------------
Minority Interest                                                     126,715                -        32,345,722         32,472,437
                                                              ---------------  ---------------   ---------------    ---------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                -                -        16,697,117         16,697,117
     Capital Contributed in Excess of Par                                   -                -       216,768,855        216,768,855
     Restricted Stock                                                       -                -        (2,513,191)        (2,513,191)
     Other Comprehensive Income                                             -                -        (4,365,728)        (4,365,728)
     Retained Earnings (Distributions in
      Excess of Net Income)                                                 -                -       (38,574,516)       (38,574,516)
                                                              ---------------  ---------------   ---------------    ---------------
TOTAL SHAREHOLDERS' EQUITY                                                  -                -       188,012,537        188,012,537
                                                              ---------------  ---------------   ---------------    ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $   456,795,379  $   185,315,636   $   235,297,491    $   877,408,506
                                                              ===============  ===============   ===============    ===============

                                                                                       September 30, 2002
                                                              ---------------------------------------------------------------------
                                                                  PREIT          PREIT's %           Corporate        Combined
                                                               Wholly Owned      of JVs (3)                             TOTAL
                                                              ---------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                        $   416,972,101  $   197,652,779                  -   $   614,624,880
     Multifamily Properties                                       258,060,404       29,314,705                  -       287,375,109
     Industrial Properties                                          2,504,211                -                  -         2,504,211
    Construction In Progress                                       20,368,671        1,549,224                  -        21,917,895
                                                              ---------------  ---------------    ---------------   ---------------
          TOTAL INVESTMENTS IN REAL ESTATE                        697,905,387      228,516,708                  -       926,422,095
     Accumulated Depreciation                                    (122,830,103)     (46,658,613)                 -      (169,488,716)
                                                              ---------------  ---------------    ---------------   ---------------
Net Real Estate                                                   575,075,284      181,858,095                  -       756,933,379
                                                              ---------------  ---------------    ---------------   ---------------
Advances to Partnerships and Joint Ventures                                 -                -            418,851           418,851
                                                              ---------------  ---------------    ---------------   ---------------
                                                                  575,075,284      181,858,095            418,851       757,352,230
                                                              ---------------  ---------------    ---------------   ---------------
     Allowance for Possible Losses                                          -                -                                    -
                                                              ---------------  ---------------    ---------------   ---------------
                                                                  575,075,284      181,858,095            418,851       757,352,230
                                                              ---------------  ---------------    ---------------   ---------------
Other Assets:
     Cash and Cash Equivalents                                      4,869,618        5,974,345          5,286,111        16,130,074
     Rents and Other Receivables                                    6,706,233        8,035,546          2,409,979        17,151,758
     Intangible Assets                                                                                 16,679,886        16,679,886
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets(1)        17,086,911       14,264,376         11,084,716        42,436,003
                                                              ---------------  ---------------    ---------------   ---------------
         TOTAL OTHER ASSETS                                        28,662,762       28,274,267         35,460,692        92,397,721
                                                              ---------------  ---------------    ---------------   ---------------
TOTAL ASSETS                                                      603,738,046      210,132,362         35,879,543       849,749,951
                                                              ===============  ===============    ===============   ===============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                       301,994,045      176,919,931                  -       478,913,976
     Bank Loans Payable                                           111,429,707        9,070,293                          120,500,000
     Acquisition Term Loan &Unsecured Line of Credit                        -                -                  -                 -
     Assets held for sale                                                   -                -                  -                 -
     Other Liabilities(2)                                          13,879,717        7,139,609         10,414,992        31,434,318
                                                              ---------------  ---------------    ---------------   ---------------
TOTAL LIABILITIES                                                 427,303,469      193,129,833         10,414,992       630,848,294
                                                              ---------------  ---------------    ---------------   ---------------
Minority Interest                                                     126,715                -         31,755,163        31,881,878
                                                              ---------------  ---------------    ---------------   ---------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                -                -         16,602,759        16,602,759
     Capital Contributed in Excess of Par                                   -                -        214,543,587       214,543,587
     Restricted Stock                                                       -                -         (3,147,772)       (3,147,772)
     Other Comprehensive Income                                             -                -         (3,486,703)       (3,486,703)
     Retained Earnings (Distributions in
      Excess of Net Income)                                                 -                -        (37,492,092)      (37,492,092)
                                                              ---------------  ---------------    ---------------   ---------------
TOTAL SHAREHOLDERS' EQUITY                                                  -                -        187,019,779       187,019,779
                                                              ---------------  ---------------    ---------------   ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $   427,430,184  $   193,129,833    $   229,189,934   $   849,749,951
                                                              ===============  ===============    ===============   ===============

(1) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.

(2) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

(3) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

BALANCE SHEET (1)
(Line of Business)                                                                 September 30, 2003
                                                     -----------------------------------------------------------------------------
                                                                                         Other
                                                         Retail         Multifamily    Properties     Corporate     Combined TOTAL
                                                     ---------------  -------------  -------------  -------------  ---------------
ASSETS
Investments in Real Estate, at cost                  $ 1,289,890,542  $           -  $  20,178,064  $           -  $ 1,310,068,606
                                                     ===============  =============  =============  =============  ===============
Accumulated Depreciation                                 (95,312,157)             -     (2,064,231)             -      (97,376,388)
                                                     ===============  =============  =============  =============  ===============
Net Real Estate                                        1,194,578,385              -     18,113,833              -    1,212,692,218
                                                     ===============  =============  =============  =============  ===============
Investments in PREIT-RUBIN
Advances to Partnerships and Joint Ventures                        -              -              -      1,200,000        1,200,000
Advances to PREIT-RUBIN
                                                     ---------------  -------------  -------------  -------------  ---------------
                                                       1,194,578,385              -     18,113,833      1,200,000    1,213,892,218
                                                     ---------------  -------------  -------------  -------------  ---------------
     Allowance for Possible Losses                                 -              -              -              -                -
                                                     ---------------  -------------  -------------  -------------  ---------------
                                                       1,194,578,385              -     18,113,833      1,200,000    1,213,892,218
                                                     ---------------  -------------  -------------  -------------  ---------------
Other Assets:
Cash                                                      14,448,465        707,773                    28,356,725       43,512,963
Intangible Assets                                         46,915,709                                    9,041,888       55,957,597
Other Assets, Net (2)                                     53,567,903        469,242     10,392,821     11,210,443       75,640,409
                                                     ---------------  -------------  -------------  -------------  ---------------
Total Other Assets                                       114,932,077      1,177,015     10,392,821     48,609,056      175,110,969
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS                                           1,309,510,462      1,177,015     28,506,654     49,809,056    1,389,003,187
                                                     ===============  =============  =============  =============  ===============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                              739,061,360              -              -              -      739,061,360
     Bank Loans Payable                                                           -                             -                -
     Acquisition Term Loan & Unsecured
      Line of Credit                                               -              -              -              -                -
Assets held for sale                                               -        951,750              -              -          951,750
Other Liabilities (3)                                     27,237,935                     2,696,156     12,458,923       42,393,014
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL LIABILITIES                                        766,299,295        951,750      2,696,156     12,458,923      782,406,124
                                                     ---------------  -------------  -------------  -------------  ---------------
Minority Interest                                          5,991,467              -              -     58,270,123       64,261,590
                                                     ---------------  -------------  -------------  -------------  ---------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                       -              -              -     23,480,595       23,480,595
     Capital Contributed in Excess of Par                          -              -              -    407,738,529      407,738,529
     Restricted Stock                                              -              -              -     (3,901,106)      (3,901,106)
Other Comprehensive Income                                         -              -              -     (1,928,590)      (1,928,590)
     Retained Earnings (Distributions in
      Excess of Net Income)                                        -              -              -    116,946,045      116,946,045
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL SHAREHOLDERS' EQUITY                                         -              -              -    542,335,473      542,335,473
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $   772,290,762  $     951,750  $   2,696,156  $ 613,064,519  $ 1,389,003,187
                                                     ===============  =============  =============  =============  ===============

BALANCE SHEET (1)
(Line of Business)                                                                 December 31, 2002
                                                     -----------------------------------------------------------------------------
                                                                                         Other
                                                         Retail        Multifamily     Properties     Corporate     Combined TOTAL
                                                     ---------------  -------------  -------------  -------------  ---------------
ASSETS
Investments in Real Estate, at cost                  $   620,345,902  $ 305,335,579  $  27,330,184  $           -  $   953,011,665
                                                     ===============  =============  =============  =============  ===============
Accumulated Depreciation                                 (79,121,149)   (99,346,274)    (2,025,613)             -     (180,493,036)
                                                     ===============  =============  =============  =============  ===============
Net Real Estate                                          541,224,753    205,989,305     25,304,571              -      772,518,629
                                                     ===============  =============  =============  =============  ===============
Investments in PREIT-RUBIN
Advances to Partnerships and Joint Ventures                        -              -              -        105,309          105,309
Advances to PREIT-RUBIN
                                                     ---------------  -------------  -------------  -------------  ---------------
                                                         541,224,753    205,989,305     25,304,571        105,309      772,623,938
                                                     ---------------  -------------  -------------  -------------  ---------------
     Allowance for Possible Losses                                 -              -              -              -                -
                                                     ---------------  -------------  -------------  -------------  ---------------
                                                         541,224,753    205,989,305     25,304,571        105,309      772,623,938
                                                     ---------------  -------------  -------------  -------------  ---------------
Other Assets:
Cash                                                       8,812,330      3,629,864        (24,316)     6,210,259       18,628,137
Intangible Assets                                                                                      16,679,886       16,679,886
Other Assets, Net (2)                                     42,129,659      9,098,594         29,449     18,218,843       69,476,545
                                                     ---------------  -------------  -------------  -------------  ---------------
Total Other Assets                                        50,941,989     12,728,458          5,133     41,108,988      104,784,568
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS                                             592,166,742    218,717,763     25,309,704     41,214,297      877,408,506
                                                     ===============  =============  =============  =============  ===============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                              280,092,311    206,387,459              -              -      486,479,770
     Bank Loans Payable                                   94,712,082      2,500,000     33,587,919              -      130,800,000
     Acquisition Term Loan & Unsecured
      Line of Credit                                               -              -              -              -                -
Assets held for sale                                               -              -              -              -                -
Other Liabilities (3)                                     14,288,005      5,270,638      5,145,887     14,939,232       39,643,762
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL LIABILITIES                                        389,092,398    214,158,097     38,733,806     14,939,232      656,923,532
                                                     ---------------  -------------  -------------  -------------  ---------------
Minority Interest                                            126,715                             -     32,345,722       32,472,437
                                                     ---------------  -------------  -------------  -------------  ---------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                       -              -              -     16,697,117       16,697,117
     Capital Contributed in Excess of Par                          -              -              -    216,768,855      216,768,855
     Restricted Stock                                              -              -              -     (2,513,191)      (2,513,191)
Other Comprehensive Income                                         -              -              -     (4,365,728)      (4,365,728)
     Retained Earnings (Distributions in
      Excess of Net Income)                                        -              -              -    (38,574,516)     (38,574,516)
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL SHAREHOLDERS' EQUITY                                         -              -              -    188,012,537      188,012,537
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $   389,219,113  $ 214,158,097  $  38,733,806  $ 235,297,491  $   877,408,506
                                                     ===============  =============  =============  =============  ===============

BALANCE SHEET (1)
(Line of Business)                                                                 September 30, 2002
                                                     -----------------------------------------------------------------------------
                                                                                         Other
                                                         Retail        Multifamily     Properties     Corporate     Combined TOTAL
                                                     ---------------  -------------  -------------  -------------  ---------------
ASSETS
Investments in Real Estate, at cost                  $   614,624,880  $ 287,375,109  $  24,422,106  $           -  $   926,422,095
                                                     ===============  =============  =============  =============  ===============
Accumulated Depreciation                                 (74,726,868)   (92,749,150)    (2,012,698)             -     (169,488,716)
                                                     ===============  =============  =============  =============  ===============
Net Real Estate                                          539,898,012    194,625,959     22,409,408              -      756,933,379
                                                     ===============  =============  =============  =============  ===============
Investments in PREIT-RUBIN
Advances to Partnerships and Joint Ventures                        -              -              -        418,851          418,851
Advances to PREIT-RUBIN
                                                     ---------------  -------------  -------------  -------------  ---------------
                                                         539,898,012    194,625,959     22,409,408        418,851      757,352,230
                                                     ---------------  -------------  -------------  -------------  ---------------
     Allowance for Possible Losses                                 -              -              -              -                -
                                                     ---------------  -------------  -------------  -------------  ---------------
                                                         539,898,012    194,625,959     22,409,408        418,851      757,352,230
                                                     ---------------  -------------  -------------  -------------  ---------------
Other Assets:
Cash                                                       8,292,498      2,557,277         (5,812)     5,286,111       16,130,074
Intangible Assets                                                                                      16,679,886       16,679,886
Other Assets, Net (2)                                     37,988,110      8,071,073         33,883     13,494,695       59,587,761
                                                     ---------------  -------------  -------------  -------------  ---------------
Total Other Assets                                        46,280,608     10,628,350         28,071     35,460,692       92,397,721
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS                                             586,178,620    205,254,309     22,437,479     35,879,543      849,749,951
                                                     ===============  =============  =============  =============  ===============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                              281,212,563    197,701,413              -              -      478,913,976
     Bank Loans Payable                                   87,952,970              -     32,547,030                     120,500,000
     Acquisition Term Loan & Unsecured
      Line of Credit                                               -              -              -              -                -
Assets held for sale                                               -              -              -              -                -
Other Liabilities (3)                                     12,095,668      8,776,694        146,964     10,414,992       31,434,318
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL LIABILITIES                                        381,261,201    206,478,107     32,693,994     10,414,992      630,848,294
                                                     ---------------  -------------  -------------  -------------  ---------------
Minority Interest                                            126,715                             -     31,755,163       31,881,878
                                                     ---------------  -------------  -------------  -------------  ---------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                       -              -              -     16,602,759       16,602,759
     Capital Contributed in Excess of Par                          -              -              -    214,543,587      214,543,587
     Restricted Stock                                              -              -              -     (3,147,772)      (3,147,772)
Other Comprehensive Income                                         -              -              -     (3,486,703)      (3,486,703)
     Retained Earnings (Distributions in
      Excess of Net Income)                                        -              -              -    (37,492,092)     (37,492,092)
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL SHAREHOLDERS' EQUITY                                         -              -              -    187,019,779      187,019,779
                                                     ---------------  -------------  -------------  -------------  ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $   381,387,916  $ 206,478,107  $  32,693,994  $ 229,189,934  $   849,749,951
                                                     ===============  =============  =============  =============  ===============

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.
(2) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.
(3) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

INCOME STATEMENT (1)(2)
QUARTERLY COMPARISON

(Wholly Owned vs. JV)                                                                    Q3 03
                                                                               (3 months ended 9/30/03)
                                                    ---------------------------------------------------------------------------
                                                        Wholly Owned            JVs                Corporate        Combined
                                                                                                                      TOTAL
                                                    --------------------  ------------------   -----------------  -------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                       $    29,575,266       $   6,479,632        $          -          36,054,898
Straight-Lining of Base Rents                               685,050              80,188                   -             765,238
Percentage Rents                                            469,398              75,212                   -             544,610
Lease Termination                                            29,393                   -                   -              29,393
Expense Recoveries & Other Income                        14,205,933           2,321,149                   -          16,527,082
                                                    --------------------  ------------------   -----------------  -------------
TOTAL REVENUES                                           44,965,040   83%     8,956,181   17%  $          -    0%    53,921,221
                                                    --------------------  ------------------   -----------------  -------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                13,387,558           2,480,268                   -          15,867,826
Real Estate Taxes                                         4,768,784             807,631                   -           5,576,415
Minority Interest in Properties                             310,751                   -                                 310,751
                                                    --------------------  ------------------   -----------------  -------------
TOTAL EXPENSES                                           18,467,093   85%     3,287,899   15%             -    0%    21,754,992
                                                    --------------------  ------------------   -----------------  -------------
NET OPERATING INCOME                                     26,497,947   82%     5,668,282   18%             -    0%    32,166,229
                                                    ====================  ==================   =================  =============
OTHER INCOME (EXPENSES)
Management Company Revenue                                        -                   -           1,972,607           1,972,607
Interest Income                                                   -                   -             217,023             217,023
General & Administrative:
Corporate Payroll                                                 -                   -          (3,707,416)         (3,707,416)
Other G&A Expenses                                                -                   -          (4,615,793)         (4,615,793)
                                                    --------------------  ------------------   -----------------  -------------
Earnings before interest expenses, taxes,
 depreciation and amortization                           26,497,947  102%     5,668,282   22%    (6,133,579) -24%    26,032,650
                                                    --------------------  ------------------   -----------------  -------------
Interest Expense (3)                                     (8,314,940)         (3,150,646)                  -         (11,465,586)
Depreciation & Amortization                              (9,191,800)         (1,034,646)                  -         (10,226,446)
                                                    --------------------  ------------------   -----------------  -------------
TOTAL OTHER INCOME (EXPENSES)                           (17,506,740)         (4,185,292)                  -         (21,692,032)
                                                    --------------------  ------------------   -----------------  -------------
Gains (losses) on sales of interests in Real Estate               -           6,228,839                   -           6,228,839
                                                    --------------------  ------------------   -----------------  -------------
Income before Minority Interest                           8,991,207           7,711,829          (6,133,579)         10,569,457
                                                    --------------------  ------------------   -----------------  -------------
Minority Interest of O.P. Unitholders                             -                   -            (989,253)           (989,253)
                                                    --------------------  ------------------   -----------------  -------------
Income from Operations                                    8,991,207           7,711,829          (7,122,832)          9,580,204
                                                    --------------------  ------------------   -----------------  -------------
Discontinued Operations:
Income from Disposed Real Estate                                                      -                                       -
Minority Interest of O.P. Unitholders                                                            (2,382,461)         (2,382,461)
Gain (losses) on Disposition of Discontinued
  Operations                                             27,725,759                                                  27,725,759
                                                    --------------------  ------------------   -----------------  -------------
TOTAL DISCONTINUED OPERATIONS                            27,725,759                   -          (2,382,461)         25,343,298
                                                    --------------------  ------------------   -----------------  -------------
Extraordinary item(Loss on early extinguishment
 of debt)                                                                                                 -                   -
                                                    --------------------  ------------------   -----------------  -------------
NET INCOME                                          $    36,716,966  105% $   7,711,829   22%  $ (9,505,293) -27% $  34,923,502
                                                    ====================  ==================   =================  =============

                                                                                               Q3 02
                                                                                       (3 months ended 9/30/02)
                                                    -------  ---------------------------------------------------------------------
                                                    TOTAL %                                                            Combined
                                                    CHANGE      Wholly Owned            JVs           Corporate          TOTAL
                                                    -------  ------------------  ----------------   ----------------  ------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                          13.4% $ 23,747,649        $ 8,038,742       $          -       $ 31,786,391
Straight-Lining of Base Rents                         189.6%      182,922             81,350                  -            264,272
Percentage Rents                                       33.5%      333,666             74,135                  -            407,801
Lease Termination                                     -93.1%      426,234                  -                  -            426,234
Expense Recoveries & Other Income                     133.9%    4,399,433          2,666,190                  -          7,065,623
                                                    -------  ------------------  ----------------  -----------------  ------------
TOTAL REVENUES                                         35.0%   29,089,904    73%  10,860,417   27% $          -    0%   39,950,321
                                                    -------  ------------------  ----------------  -----------------  ------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                              55.2%    7,393,021          2,831,965                  -         10,224,986
Real Estate Taxes                                      71.8%    2,352,479            894,273                  -          3,246,752
Minority Interest in Properties
                                                    -------  ------------------  ----------------  -----------------  ------------
TOTAL EXPENSES                                         61.5%    9,745,500    72%   3,726,238   28%            -    0%   13,471,738
                                                    -------  ------------------  ----------------  -----------------  ------------
NET OPERATING INCOME                                   21.5%   19,344,404    73%   7,134,179   27%            -    0%   26,478,583
                                                    =======  ==================  ================  =================  ============
OTHER INCOME (EXPENSES)
Management Company Revenue                            -19.3%            -                  -          2,443,592          2,443,592
Interest Income                                        50.7%            -                  -            144,042            144,042
General & Administrative:
Corporate Payroll                                       0.3%            -                  -         (3,695,921)        (3,695,921)
Other G&A Expenses                                     83.4%            -                  -         (2,516,173)        (2,516,173)
                                                    -------  ------------------  ----------------  -----------------  ------------
Earnings before interest expenses, taxes,
 depreciation and amortization                         13.9%   19,344,404    85%   7,134,179   31%   (3,624,460) -16%   22,854,123
                                                    -------  ------------------  ----------------  -----------------  ------------
Interest Expense (3)                                    8.2%   (6,969,540)        (3,630,872)                 -        (10,600,412)
Depreciation & Amortization                            39.2%   (5,375,512)        (1,971,087)                           (7,346,599)
                                                    -------  ------------------  ----------------  -----------------  ------------
TOTAL OTHER INCOME (EXPENSES)                          20.9%  (12,345,052)        (5,601,959)                 -        (17,947,011)
                                                    -------  ------------------  ----------------  -----------------  ------------
Gains (losses) on sales of interests in Real Estate    N/A                                 -                  -                  -
                                                    -------  ------------------  ----------------  -----------------  ------------
Income before Minority Interest                       115.4%    6,999,352          1,532,220         (3,624,460)         4,907,112
                                                    -------  ------------------  ----------------  -----------------  ------------
Minority Interest of O.P. Unitholders                 297.4%            -                  -           (248,916)          (248,916)
                                                    -------  ------------------  ----------------  -----------------  ------------
Income from Operations                                105.7%    6,999,352          1,532,220         (3,873,376)         4,658,196
                                                    -------  ------------------  ----------------  -----------------  ------------
Discontinued Operations:
Income from Disposed Real Estate                       N/A         71,772                  -                  -             71,772
Minority Interest of O.P. Unitholders                  N/A                                             (637,292)          (637,292)
Gain (losses) on Disposition of Discontinued
 Operations                                            N/A      4,085,164                                                4,085,164
                                                    -------  ------------------  ----------------  -----------------  ------------
TOTAL DISCONTINUED OPERATIONS                          N/A      4,156,936                              (637,292)         3,519,644
                                                    -------  ------------------  ----------------  -----------------  ------------
Extraordinary item(Loss on early extinguishment
 of debt)                                              N/A              -                  -                  -                  -
                                                    -------  ------------------  ----------------  -----------------  ------------
NET INCOME                                            327.1% $ 11,156,288   136% $ 1,532,220   19% $ (4,510,668) -55% $  8,177,840
                                                    =======  ==================  ================  =================  ============

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2) Prior period income and expenses have been restated to adjust for discontinued operations.
(3) Capitalized interest expense for the line of credit and construction loans of $324,187 not included in the quarter ended 9/30/03 and $374,570 not included in the quarter ended 9/30/02.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

INCOME STATEMENT (1) (2)
QUARTERLY COMPARISON
(Line of Business)

                                                                                        Q3 03
                                                                                (3 months ended 9/30/03)
                                        ------------------------------------------------------------------------------------------
                                                                                    OTHER                              Combined
                                              RETAIL             MULTIFAMILY      PROPERTIES        CORPORATE            TOTAL
                                        -------------------   ----------------   -------------  ------------------   -------------
REAL ESTATE OPERATING REVENUES
Base Rents                              $  34,709,773         $  1,336,316       $   85,156      $         -         $  36,131,245
     Less Vacancies and Concessions                                (76,347)               -                -               (76,347)
Straight-Lining of Base Rents                 765,238                    -                -                -               765,238
Percentage Rents                              544,610                    -                -                -               544,610
Lease Termination                              27,129                2,264                -                -                29,393
Expense Recoveries and Other Income        16,455,114               69,343            2,625                -            16,527,082
                                        -------------------   ----------------   -------------  ------------------   -------------
TOTAL REVENUES                             52,501,864    97%     1,331,576   2%      87,781  0%            -     -      53,921,221
                                        -------------------   ----------------   -------------  ------------------   -------------

REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                  15,228,530              636,314            2,982                -            15,867,826
Real Estate Taxes                           5,499,341               76,172              902                -             5,576,415
Minority Interest in Properties               310,751                    -                -                -               310,751
                                        -------------------   ----------------   -------------  ------------------   -------------
TOTAL EXPENSES                             21,038,622    97%       712,486   3%       3,884  0%            -     -      21,754,992
                                        ===================   ================   =============  ==================   =============
NET OPERATING INCOME                       31,463,242    98%       619,090   2%      83,897  0%            -     -      32,166,229
                                        ===================   ================   =============  ==================   =============
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                          -                    -                -        1,972,607             1,972,607
Interest Income                                     -                    -                -          217,023               217,023
General and Administrative:
Corporate Payroll                                   -                    -                -       (3,707,416)           (3,707,416)
Other General & Administrative                      -                    -                -       (4,615,793)           (4,615,793)
                                        ===================   ================   =============  ==================   =============
Earnings before interest expenses,
 taxes, depreciation and amortization      31,463,242   121%       619,090   2%      83,897  0%   (6,133,579)  -24%     26,032,650
                                        ===================   ================   =============  ==================   =============
Interest Expense (3)                      (11,243,044)            (222,542)               -                -           (11,465,586)
Depreciation & Amortization               (10,213,658)                   -          (12,788)               -           (10,226,446)
                                        -------------------   ----------------   -------------  ------------------   -------------
TOTAL OTHER INCOME (EXPENSES)             (21,456,702)            (222,542)         (12,788)               -           (21,692,032)
                                        -------------------   ----------------   -------------  ------------------   -------------
Gains(losses) on sales of interests in
 Real Estate                                        -            6,228,839                -                -             6,228,839
                                        -------------------   ----------------   -------------  ------------------   -------------
Income before Minority Interest            10,006,540            6,625,387           71,109       (6,133,579)           10,569,457
                                        -------------------   ----------------   -------------  ------------------   -------------
Minority Interest of O.P. Unitholders               -                    -                -         (989,253)             (989,253)
                                        -------------------   ----------------   -------------  ------------------   -------------
Income from Operations                     10,006,540            6,625,387           71,109       (7,122,832)            9,580,204
                                         -------------------   ----------------   -------------  ------------------   -------------
Discontinued Operations:
Income from Disposed Real Estate                    -                    -                -                -                     -
Minority Interest of O.P. Unitholders                                                             (2,382,461)           (2,382,461)
Gain (losses) on Disposition of
 Discontinued Operations                                        27,725,759                                              27,725,759
                                        -------------------   ----------------   -------------  ------------------   -------------
TOTAL DISCONTINUED OPERATIONS                       -           27,725,759                -       (2,382,461)           25,343,298
                                        -------------------   ----------------   -------------  ------------------   -------------
Extraordinary item (Loss on early
 extinguishment of debt)                                                 -                -                -                     -
                                        -------------------   ----------------   -------------  ------------------   -------------
NET INCOME                              $  10,006,540    29%  $ 34,351,146  98%  $   71,109  0% $ (9,505,293)  -27%  $  34,923,502
                                        ===================   ================   =============  ==================   =============

                                        TOTAL %
                                        CHANGE
                                        -------
REAL ESTATE OPERATING REVENUES
Base Rents                                  9.2%
     Less Vacancies and Concessions       -94.1%
Straight-Lining of Base Rents             189.6%
Percentage Rents                           33.5%
Lease Termination                         -93.1%
Expense Recoveries and Other Income       133.9%
                                        -------
TOTAL REVENUES                             35.0%
                                        -------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                  55.2%
Real Estate Taxes                          71.8%
Minority Interest in Properties
                                        -------
TOTAL EXPENSES                             61.5%

                                        =======
NET OPERATING INCOME                       21.5%
                                        =======
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                -19.3%
Interest Income                            50.7%
General and Administrative:
Corporate Payroll                           0.3%
Other General & Administrative             83.4%
                                        =======
Earnings before interest expenses,
taxes, depreciation and amortization       13.9%
                                        =======
Interest Expense (3)                        8.2%
Depreciation & Amortization                39.2%
                                        -------
TOTAL OTHER INCOME (EXPENSES)              20.9%
                                        -------
Gains(losses) on sales of interests
 in Real Estate                             N/A
                                        -------
Income before Minority Interest            17.5%
                                        -------
Minority Interest of O.P. Unitholders    -297.4%
                                        -------
Income from Operations                     -9.6%
                                        -------
Discontinued Operations:
Income from Disposed Real Estate            N/A
Minority Interest of O.P. Unitholders       N/A
Gain (losses) on Disposition of
 Discontinued Operations                    N/A
                                        -------
TOTAL DISCONTINUED OPERATIONS               N/A
                                        -------
Extraordinary item (Loss on early
 extinguishment of debt)                    N/A
                                        -------
NET INCOME                                327.1%
                                        =======

                                                                                        Q3 02
                                                                                (3 months ended 9/30/02)
                                        -------------------------------------------------------------------------------------------
                                                                                     OTHER                              Combined
                                              RETAIL             MULTIFAMILY       PROPERTIES        CORPORATE            TOTAL
                                        -------------------   -----------------   -------------  ------------------   -------------
REAL ESTATE OPERATING REVENUES
Base Rents                              $  18,103,363         $ 14,888,499        $  83,421      $          -         $  33,075,283
     Less Vacancies and Concessions                 -           (1,288,892)               -                 -            (1,288,892)
Straight-Lining of Base Rents                 264,272                    -                -                 -               264,272
Percentage Rents                              407,801                    -                -                 -               407,801
Lease Termination                             345,048               81,186                -                                 426,234
Expense Recoveries and Other Income         6,328,771              737,415             (563)                -             7,065,623
                                        -------------------   -----------------   ------------   ------------------   -------------
TOTAL REVENUES                             25,449,255    64%    14,418,208   36%     82,858  0%             -     -      39,950,321
                                        -------------------   -----------------   ------------   ------------------   -------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                   5,324,904            4,890,938            9,144                 -            10,224,986
Real Estate Taxes                           1,877,789            1,368,066              897                 -             3,246,752
Minority Interest in Properties
                                        -------------------   -----------------   ------------   ------------------   -------------
TOTAL EXPENSES                              7,202,693    53%     6,259,004   46%     10,041  0%             -     -      13,471,738
                                        ===================   =================   ============   ==================   =============
NET OPERATING INCOME                       18,246,562    69%     8,159,204   31%     72,817  0%             -     -      26,478,583
                                        ===================   =================   ============   ==================   =============
TOTAL OTHER INCOME (EXPENSES)
Management Company Revenue                          -                    -                -         2,443,592             2,443,592
Interest Income                                     -                    -                -           144,042               144,042
General and Administrative:                                                                                 -                     -
Corporate Payroll                                   -                    -                -        (3,695,921)           (3,695,921)
Other General & Administrative                      -                    -                -        (2,516,173)           (2,516,173)
                                        ===================   =================   ============   ==================   =============
Earnings before interest expenses,
 taxes, depreciation and amortization      18,246,562    80%     8,159,204   36%     72,817  0%    (3,624,460)  -16%     22,854,123
                                        ===================   =================   ============   ==================   =============
Interest Expense (3)                       (7,075,154)          (3,525,258)               -                 -           (10,600,412)
Depreciation & Amortization                (5,021,188)          (2,312,496)         (12,915)                -            (7,346,599)
                                        -------------------   -----------------   ------------   ------------------   -------------
TOTAL OTHER INCOME (EXPENSES)             (12,096,342)          (5,837,754)         (12,915)                -           (17,947,011)
                                        -------------------   -----------------   ------------   ------------------   -------------
Gains(losses) on sales of interests in
 Real Estate                                4,085,164                    -                -                 -             4,085,164
                                        -------------------   -----------------   ------------   ------------------   -------------
Income before Minority Interest            10,235,384            2,321,450           59,902        (3,624,460)            8,992,276
                                        -------------------   -----------------   ------------   ------------------   -------------
Minority Interest of O.P. Unitholders               -                    -                -          (248,916)             (248,916)
                                        -------------------   -----------------   ------------   ------------------   -------------
Income from Operations                     10,235,384            2,321,450           59,902        (3,873,376)            8,743,360
                                        -------------------   -----------------   ------------   ------------------   -------------
Discontinued Operations:
Income from Disposed Real Estate               71,772                    -                -                 -                71,772
Minority Interest of O.P. Unitholders                                                                (637,292)             (637,292)
Gain (losses) on Disposition of
 Discontinued Operations                                                                  -                                       -
                                        -------------------   -----------------   ------------   ------------------   -------------
TOTAL DISCONTINUED OPERATIONS                  71,772                    -                -          (637,292)             (565,520)
                                        -------------------   -----------------   ------------   ------------------   -------------
Extraordinary item (Loss on early
 extinguishment of debt)                            -                    -                -                 -                     -
                                        -------------------   -----------------   ------------   ------------------   -------------
NET INCOME                              $  10,307,156   126%  $  2,321,450   28%  $  59,902  1%  $ (4,510,668)  -55%  $   8,177,840
                                        ===================   =================   ============   ==================   =============

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Prior period income and expenses have been restated to adjust for discontinued operations.

(3) Capitalized interest expense for the line of credit and construction loans of $324,187 not included in the quarter ended 9/30/03 and $374,570 not included in the quarter ended 9/30/02.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

RETAIL INCOME STATEMENT (1)
QUARTERLY COMPARISON
(Property Status)

                                                               Q3 03
                                                      (3 months ended 9/30/03)
                                         -------------------------------------------------
                                           Combined
                                             TOTAL            WO                   JVs
                                         -------------   ------------------   ------------
R.E. OPERATING REVENUES
Base Rents                               $  34,709,773   $  28,561,011        $  6,148,762
Straight-Lining of Base Rents                  765,238         685,050              80,188
Percentage Rents                               544,610         469,398              75,212
Lease Termination and Other Income              27,129          27,129                   -
Exp. Recoveries and Other Income            16,455,114      14,141,781           2,313,333
                                         -------------   ------------------   ----------------
TOTAL REVENUES                              52,501,864      43,884,369   84%     8,617,495  16%
                                         -------------   ------------------   ----------------
R.E. OPERATING EXPENSES
Operating and Maintenance                   15,228,530      12,935,418           2,293,112
Real Estate Taxes                            5,499,341       4,725,346             773,995
Minority Interest in Properties                310,751         310,751                   -
                                         -------------   ------------------   ----------------
Total Operating Expenses                    21,038,622      17,971,515   85%     3,067,107  15%
                                         =============   ==================   ================
NET OPERATING INCOME                        31,463,242      25,912,854   82%     5,550,388  18%
                                         =============   ==================   ================
OTHER INCOME (EXP.)
Interest Expense                           (11,243,044)     (8,145,244)         (3,097,800)
Depreciation & Amortization                (10,213,658)     (9,179,012)         (1,034,646)
                                         -------------   ------------------   ---------------
TOTAL OTHER INCOME (EXP.)                  (21,456,702)    (17,324,256)         (4,132,446)
                                         -------------   ------------------   ---------------

Gains (losses) on sales of int. in R.E               -               -                   -
                                         -------------   ------------------   ---------------
Income before Minority Int.                 10,006,540       8,588,598           1,417,942
                                         -------------   ------------------   ---------------
Discontinued Operations:                                                                 -
                                         -------------   ------------------   ---------------
Income from Disposed Real Estate                     -                                   -
                                         -------------   ------------------   ---------------
Gain (losses) on Disposition of
 Discontinued Operations                             -
                                         -------------   ------------------   ----------------
TOTAL DISCONTINUED OPERATIONS                        -               -
                                         -------------   ------------------   ----------------
Extraordinary item (Loss on
 early extinguishments of debt)                      -               -                   -
                                         -------------   ------------------   ----------------
NET INCOME                               $  10,006,540   $   8,588,598   86%  $  1,417,942  14%
                                         =============   ==================   ================

                                                                                               Q3 02
                                                                                      (3 months ended 9/30/02)
                                                                        ------------------------------------------------------
                                         % Change  % Change  % Change     Combined
                                           TOTAL       WO       JVs         Total               WO                 JVs
                                          -------   -------   -------   -------------   -----------------   ------------------
R.E. OPERATING REVENUES
Base Rents                                   91.7%    144.9%     -4.5%  $  18,103,363   $ 11,662,340        $  6,441,023
Straight-Lining of Base Rents               189.6%    274.5%     -1.4%        264,272        182,922              81,350
Percentage Rents                             33.5%     40.7%      1.5%        407,801        333,666              74,135
Lease Termination and Other Income            N/A       N/A       N/A         345,048        345,048                   -
Exp. Recoveries and Other Income            160.0%    279.6%    -11.1%      6,328,771      3,725,484           2,603,287
                                          -------   -------   -------   -------------   -----------------   ------------------
TOTAL REVENUES                              106.3%    170.1%     -6.3%     25,449,255     16,249,460   64%     9,199,795    36%
                                          -------   -------   -------   -------------   -----------------   ------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                   186.0%    311.2%      5.2%      5,324,904      3,145,556           2,179,348
Real Estate Taxes                           192.9%    316.8%      4.0%      1,877,789      1,133,766             744,023
Minority Interest in Properties               N/A       N/A       N/A               -              -                   -
                                          -------   -------   -------   -------------   -----------------   ------------------
Total Operating Expenses                    192.1%    320.0%      4.9%      7,202,693      4,279,322   59%     2,923,371    41%
                                          =======   =======   =======   =============   =================   ==================
NET OPERATING INCOME                         72.4%    116.5%    -11.6%     18,246,562     11,970,138   66%     6,276,424    34%
                                          =======   =======   =======   =============   =================   ==================
OTHER INCOME (EXP.)
Interest Expense                             58.9%    110.2%     -3.2%     (7,075,154)    (3,874,220)         (3,200,934)
Depreciation & Amortization                 103.4%    179.4%    -40.4%     (5,021,188)    (3,285,130)         (1,736,058)
                                          -------   -------   -------   -------------   -----------------   ------------------
TOTAL OTHER INCOME (EXP.)                    77.4%    142.0%    -16.3%    (12,096,342)    (7,159,350)         (4,936,992)
                                          -------   -------   -------   -------------   -----------------   ------------------

Gains (losses) on sales of int. in R.E        N/A       N/A       N/A       4,085,164      4,085,164                   -
                                          -------   -------   -------   -------------   -----------------   ------------------
Income before Minority Int.                  -2.2%     -3.5%      5.9%     10,235,384      8,895,952           1,339,432
                                          -------   -------   -------   -------------   -----------------   ------------------
Discontinued Operations:                                                            -
                                          -------   -------   -------   -------------   -----------------   ------------------
Income from Disposed Real Estate              N/A       N/A       N/A          71,772         71,772
                                          -------   -------   -------   -------------   -----------------   ------------------
Gain (losses) on Disposition of
 Discontinued Operations                      N/A       N/A       N/A
                                          -------   -------   -------   -------------   -----------------   ------------------
TOTAL DISCONTINUED OPERATIONS                 N/A       N/A       N/A          71,772         71,772                   -
                                          -------   -------   -------   -------------   -----------------   ------------------
Extraordinary item (Loss on early
 extinguishments of debt)                     N/A       N/A       N/A               -              -                   -
                                          -------   -------   -------   -------------   -----------------   ------------------
NET INCOME                                   -2.9%     -4.2%      5.9%  $  10,307,156   $  8,967,724   87%  $  1,339,432    13%
                                          =======   =======   =======   =============   =================   ==================

SAME STORE COMPARISON

                                                                           Q3 03
                                                                 (3 months ended 9/30/03)
                                        ----------------------------------------------------------------------------   ---------
                                          Combined
                                          Total (2)           SAME                  NEW                 REDEV            DIVEST
                                        -------------   -----------------   -------------------   ------------------   ---------
Base Rents                              $  34,709,773   $ 13,889,446        $  17,082,262         $  3,738,065         $   -
Straight-Lining of Base Rents                 765,238        279,677              458,287               27,274             -
Percentage Rents                              544,610        230,443              152,810              161,357             -
Lease Termination                              27,129         15,000               12,129                    -             -
Exp. Recoveries and Other Income           16,455,114      4,063,238           10,755,241            1,636,635             -
                                        -------------   -----------------   -------------------   ------------------   ---------
TOTAL REVENUES                             52,501,864     18,477,804   35%     28,460,729    54%     5,563,331    11%      -   0%
                                        -------------   -----------------   -------------------   ------------------   ---------
R.E. OPERATING EXPENSES
Operating and Maintenance                  15,228,530      3,405,972           10,310,539            1,512,019             -
Real Estate Taxes                           5,499,341      1,529,005            3,557,871              412,465             -
                                              310,751              -              310,751                    -
                                        -------------   -----------------   -------------------   ------------------   ---------
Total Operating Expenses                   21,038,622      4,934,977   23%     14,179,161    67%     1,924,484     9%      -   0%
                                        =============   =================   ===================   ==================   =========
NET OPERATING INCOME                       31,463,242     13,542,827   43%     14,281,568    45%     3,638,847    12%      -   0%
                                        =============   =================   ===================   ==================   =========
OTHER INCOME (EXP.)
Interest Expense                          (11,243,044)    (5,210,423)          (4,814,545)          (1,218,076)            -
Depreciation & Amortization               (10,213,658)    (3,578,472)          (5,526,957)          (1,108,229)            -
                                        -------------   -----------------   -------------------   ------------------   ---------
TOTAL OTHER INCOME (EXP.)                 (21,456,702)    (8,788,895)         (10,341,502)          (2,326,305)            -
                                        -------------   -----------------   -------------------   ------------------   ---------

Gain (losses) on sales of int. in R.E.              -                                   -                    -             -
                                        -------------   -----------------   -------------------   ------------------   ---------
Income before Minority Int.                10,006,540      4,753,932            3,940,066            1,312,542             -
                                        -------------   -----------------   -------------------   ------------------   ---------
Discontinued Operations:
Income from Disposed Real Estate                    -              -                    -                    -             -
Gain (losses) on Disposition of
 Discontinued Operations                            -                                                                      -
                                        -------------   -----------------   -------------------   ------------------   ---------
TOTAL DISCONTINUED OPERATIONS                       -              -                                                       -
                                        -------------   -----------------   -------------------   ------------------   ---------
Extraordinary item (Loss on
 early extinguishment of debt)                      -              -                    -                    -             -
                                        -------------   -----------------   -------------------   ------------------   ---------
NET INCOME                              $  10,006,540   $  4,753,932   48%  $   3,940,066    39%  $  1,312,542    13%  $   -   0%
                                        =============   =================   ===================   ==================   =========

                                         % Change
                                        Same Store
                                        ----------
Base Rents                                     1.3%
Straight-Lining of Base Rents                 23.7%
Percentage Rents                              -5.4%
Lease Termination                              N/A
Exp. Recoveries and Other Income               5.0%
                                        ----------
TOTAL REVENUES                                 0.5%
                                        ----------
R.E. OPERATING EXPENSES
Operating and Maintenance                      8.4%
Real Estate Taxes                              9.9%
                                               N/A
                                        ----------
Total Operating Expenses                       8.9%
                                        ----------
NET OPERATING INCOME                          -2.2%
                                        ==========

OTHER INCOME (EXP.)
Interest Expense                               1.6%
Depreciation & Amortization                    0.3%
                                        ----------
TOTAL OTHER INCOME (EXP.)                      1.0%
                                        ----------

Gain (losses) on sales of int. in R.E.         N/A
                                        ----------
Income before Minority Int.                   -7.8%
                                        ----------
Discontinued Operations:
Income from Disposed Real Estate               N/A
Gain (losses) on Disposition of
 Discontinued Operations                       N/A
                                        ----------
TOTAL DISCONTINUED OPERATIONS                  N/A
                                        ----------
Extraordinary item (Loss on
 early extinguishment of debt)                 N/A
                                        ----------
NET INCOME                                    -7.8%
                                        ==========

                                                                                 Q3 02
                                                                        (3 months ended 9/30/02)
                                        ---------------------------------------------------------------------------
                                           Combined
                                            TOTAL(2)          SAME                 NEW                  REDEV           DIVEST
                                        -------------   -----------------   ------------------   ------------------   -----------
Base Rents                              $  18,103,363   $ 13,704,730        $    933,797         $  3,464,836         $   116,209
Straight-Lining of Base Rents                 264,272        226,156              16,140               21,976                   -
Percentage Rents                              407,801        243,592                  35              164,174                   -
Lease Termination                             345,048        341,250                   -                3,798                   -
Exp. Recoveries and Other Income            6,328,771      3,871,082             822,315            1,635,374              (1,107)
                                        -------------   -----------------   ------------------   ------------------   -----------
TOTAL REVENUES                             25,449,255     18,386,810   72%     1,772,287     7%     5,290,158    21%      115,102
                                        -------------   -----------------   ------------------   ------------------   -----------
R.E. OPERATING EXPENSES
Operating and Maintenance                   5,324,904      3,140,663             596,166            1,588,075             (41,170)
Real Estate Taxes                           1,877,789      1,391,637             132,165              353,987              (5,006)
                                                    -              -                   -                    -                   -
                                        -------------   -----------------   ------------------   ------------------   -----------
Total Operating Expenses                    7,202,693      4,532,300   63%       728,331    10%     1,942,062    27%      (46,176)
                                        =============   =================   ==================   ==================   ===========
NET OPERATING INCOME                       18,246,562     13,854,510   76%     1,043,956     6%     3,348,096    18%      161,278
                                        =============   =================   ==================   ==================   ===========
OTHER INCOME (EXP.)
Interest Expense                           (7,075,154)    (5,130,767)           (700,071)          (1,244,316)            (53,022)
Depreciation & Amortization                (5,021,188)    (3,566,870)           (433,948)          (1,020,370)            (36,484)
                                        -------------   -----------------   ------------------   ------------------   -----------
TOTAL OTHER INCOME (EXP.)                 (12,096,342)    (8,697,637)         (1,134,019)          (2,264,686)            (89,506)
                                        -------------   -----------------   ------------------   ------------------   -----------

Gain (losses) on sales of int. in R.E.      4,085,164              -                   -                    -           4,085,164
                                        -------------   -----------------   ------------------   ------------------   -----------
Income before Minority Int.                10,235,384      5,156,873             (90,063)           1,083,410           4,156,936
                                        -------------   -----------------   ------------------   ------------------   -----------
Discontinued Operations:
Income from Disposed Real Estate               71,772              -                   -                    -                   -
Gain (losses) on Disposition of
 Discontinued Operations
                                        -------------   -----------------   ------------------   ------------------   -----------
TOTAL DISCONTINUED OPERATIONS                  71,772                                                                   4,156,936
                                        -------------   -----------------   ------------------   ------------------   -----------
Extraordinary item (Loss on
 early extinguishment of debt)                                     -                   -                    -                   -
                                        -------------   -----------------   ------------------   ------------------   -----------
NET INCOME                              $  10,307,156   $  5,156,873   50%  $    (90,063)   -1%  $  1,083,410    11%  $ 4,156,936
                                        =============   =================   ==================   ==================   ===========

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Discontinued operations are not included in the total column. The Income before minority interest from discontinued operations is included in the total income row labeled "Income from Disposed Real Estate"

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

RETAIL INCOME STATEMENT (1)
QUARTERLY COMPARISON
(Property Status)

                                                                         Q3 03
                                                                (3 months ended 9/30/03)
                                        -------------------------------------------------------------------------
                                          Combined
                                            Total         Enclosed Mail        Power Center        Strip Center
                                        -------------   ------------------   -----------------   ----------------
R.E. OPERATING REVENUES
Base Rents                              $  34,709,773   $  26,583,847        $  6,579,724        $ 1,546,202
Straight-Lining of Base Rents                 765,238         577,623             162,538             25,077
Percentage Rents                              544,610         483,902              60,708                  -
Lease Termination and Other Income             27,129          27,129                   -                  -
Exp. Recoveries and Other Income           16,455,114      14,814,869           1,184,031            456,214
                                        -------------   ------------------   -----------------   ----------------
TOTAL REVENUES                             52,501,864      42,487,370   81%     7,987,001   15%    2,027,493    4%
                                        -------------   ------------------   -----------------   ----------------
R.E. OPERATING EXPENSES
Operating and Maintenance                  15,228,530      14,161,518             758,724            308,288
Real Estate Taxes                           5,499,341       4,580,098             719,987            199,256
Minority Interest in Properties               310,751         310,751                   -                  -
                                        -------------   ------------------   -----------------   ----------------
Total Operating Expenses                   21,038,622      19,052,367   91%     1,478,711    7%      507,544    2%
                                        =============   ==================   =================   ================
NET OPERATING INCOME                       31,463,242      23,435,003   74%     6,508,290   21%    1,519,949    5%
                                        =============   ==================   =================   ================
OTHER INCOME (EXP.)
Interest Expense                          (11,243,044)     (8,610,780)         (2,594,953)           (37,311)
Depreciation & Amortization               (10,213,658)     (7,860,605)         (1,919,598)          (433,455)
                                        -------------   ------------------   -----------------   ----------------
TOTAL OTHER INCOME (EXP.)                 (21,456,702)    (16,471,385)         (4,514,551)          (470,766)
                                        -------------   ------------------   -----------------   ----------------

Gains(losses) on sales of int. in R.E.              -               -                   -                  -
                                        -------------   ------------------   -----------------   ----------------
Income before Minority Int.                10,006,540       6,963,618           1,993,739          1,049,183
                                        -------------   ------------------   -----------------   ----------------
Discontinued Operations:
                                        -------------   ------------------   -----------------   ----------------
Income from Disposed Real Estate                    -               -                   -                  -
                                        -------------   ------------------   -----------------   ----------------
Gain (losses) on Disposition of
 Discontinued Operations                            -
                                        -------------   ------------------   -----------------   ----------------
TOTAL DISCONTINUED OPERATIONS                       -               -                   -                  -
                                        -------------   ------------------   -----------------   ----------------
Extraordinary item (Loss on
 early extinguishment of debt)                      -               -                   -                  -
                                        -------------   ------------------   -----------------   ----------------
NET INCOME                              $  10,006,540   $   6,963,618   70%  $  1,993,739   20%  $ 1,049,183   10%
                                        =============   ==================   =================   ================

                                        % Change      % Change        % Change       % Change
                                          TOTAL     Enclosed Mall   Power Center   Strip Center
                                        ---------   -------------   ------------   ------------
R.E. OPERATING REVENUES
Base Rents                                   91.7%          158.2%           2.3%          12.6%
Straight-Lining of Base Rents               189.6%          242.9%          67.1%       -1856.1%
Percentage Rents                             33.5%           44.9%         -16.8%           N/A
Lease Termination and Other Income            N/A             N/A            N/A            N/A
Exp. Recoveries and Other Income            160.0%          203.9%           7.4%          30.0%
                                        ---------   -------------   ------------   ------------
TOTAL REVENUES                              106.3%          171.0%          -0.8%          17.6%
                                        ---------   -------------   ------------   ------------
R.E. OPERATING EXPENSES
Operating and Maintenance                   186.0%          224.5%          11.5%          10.0%
Real Estate Taxes                           192.9%          341.4%           8.5%          12.9%
Minority Interest in Properties               N/A             N/A            N/A            N/A
                                        ---------   -------------   ------------   ------------
Total Operating Expenses                    192.1%          252.7%          10.0%          11.2%
                                        =========   =============   ============   ============
NET OPERATING INCOME                         72.4%          128.1%          -2.9%          19.9%
                                        =========   =============   ============   ============
OTHER INCOME (EXP.)
Interest Expense                             58.9%          121.4%         -15.4%         -68.6%
Depreciation & Amortization                 103.4%          181.1%           3.7%          16.1%
                                        ---------   -------------   ------------   ------------
TOTAL OTHER INCOME (EXP.)                    77.4%          146.4%          -8.2%          -4.3%
                                        ---------   -------------   ------------   ------------

Gains(losses) on sales of int. in R.E.        N/A             N/A            N/A            N/A
                                        ---------   -------------   ------------   ------------
Income before Minority Int.                  -2.2%           94.0%          11.7%         -78.4%
                                        ---------   -------------   ------------   ------------
Discontinued Operations:
                                        ---------   -------------   ------------   ------------
Income from Disposed Real Estate           -100.0%            N/A            N/A            N/A
                                        ---------   -------------   ------------   ------------
Gain (losses) on Disposition of
 Discontinued Operations                      N/A             N/A            N/A            N/A
                                        ---------   -------------   ------------   ------------
TOTAL DISCONTINUED OPERATIONS                 N/A             N/A            N/A            N/A
                                        ---------   -------------   ------------   ------------
Extraordinary item (Loss on
 early extinguishment of debt)                N/A             N/A            N/A            N/A
                                        ---------   -------------   ------------   ------------
NET INCOME                                   -2.9%           94.0%          11.7%         -78.7%
                                        =========   =============   ============   ============

                                                                        Q3 02
                                                               (3 months ended 9/30/02)
                                        --------------------------------------------------------------------------
                                          Combined
                                            TOTAL          Enclosed Mall        Power Center        Strip Center
                                        --------------   -----------------   ------------------   ----------------
R.E. OPERATING REVENUES
Base Rents                              $   18,103,363   $ 10,295,239        $  6,434,487         $ 1,373,637
Straight-Lining of Base Rents                  264,272        168,429              97,271              (1,428)
Percentage Rents                               407,801        333,860              72,965                 976
Lease Termination and Other Income             345,048          3,798             341,250                   -
Exp. Recoveries and Other Income             6,328,771      4,875,368           1,102,437             350,966
                                        --------------   -----------------   ------------------   ----------------
TOTAL REVENUES                              25,449,255     15,676,694   62%     8,048,410    32%    1,724,151    7%
                                        --------------   -----------------   ------------------   ----------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    5,324,904      4,364,057             680,696             280,151
Real Estate Taxes                            1,877,789      1,037,655             663,660             176,474
                                                         -----------------   ------------------   ----------------
Minority Interest in Properties                      -              -                   -                   -
                                        --------------   -----------------   ------------------   ----------------
Total Operating Expenses                     7,202,693      5,401,712   75%     1,344,356    19%      456,625    6%
                                        ==============   =================   ==================   ================
NET OPERATING INCOME                        18,246,562     10,274,982   56%     6,704,054    37%    1,267,526    7%
                                        ==============   =================   ==================   ================
OTHER INCOME (EXP.)
Interest Expense                            (7,075,154)    (3,888,544)         (3,067,916)           (118,694)
Depreciation & Amortization                 (5,021,188)    (2,796,167)         (1,851,684)           (373,337)
                                        --------------   -----------------   ------------------   ----------------
TOTAL OTHER INCOME (EXP.)                  (12,096,342)    (6,684,711)         (4,919,600)           (492,031)
                                        --------------   -----------------   ------------------   ----------------

Gains(losses) on sales of int. in R.E.       4,085,164              -                   -           4,085,164
                                        --------------   -----------------   ------------------   ----------------
Income before Minority Int.                 10,235,384      3,590,271           1,784,454           4,860,659
                                        --------------   -----------------   ------------------   ----------------
Discontinued Operations:
                                        --------------   -----------------   ------------------   ----------------
Income from Disposed Real Estate                71,772              -                   -              71,772
                                        --------------   -----------------   ------------------   ----------------
Gain (losses) on Disposition of
 Discontinued Operations
                                        --------------   -----------------   ------------------   ----------------
TOTAL DISCONTINUED OPERATIONS                   71,772              -                   -              71,772
                                        --------------   -----------------   ------------------   ----------------
Extraordinary item (Loss on
 early extinguishment of debt)                       -              -                   -                   -
                                        --------------   -----------------   ------------------   ----------------
NET INCOME                              $   10,307,156   $  3,590,271   35%  $  1,784,454    17%  $ 4,932,431   48%
                                        ==============   =================   ==================   ================

SAME STORE COMPARISON

                                                                         Q3 03
                                                                (3 months ended 9/30/03)
                                       -----------------------------------------------------------------------
                                         Combined
                                           Total        Enclosed Mail        Power Center       Strip Center
                                       ------------   -----------------   -----------------   ----------------
R.E. OPERATING REVENUES
Base Rents                             $ 13,889,446   $  5,984,561        $  6,579,724        $ 1,325,161
Straight-Lining of Base Rents               279,677         94,129             162,538             23,010
Percentage Rents                            230,443        169,735              60,708                  -
Lease Termination                            15,000         15,000                   -                  -
Exp. Recoveries and Other Income          4,063,238      2,495,984           1,184,031            383,223
                                       ------------   -----------------   -----------------   ----------------
TOTAL REVENUES                           18,477,804      8,759,409   47%     7,987,001   43%    1,731,394    9%
                                       ------------   -----------------   -----------------   ----------------
R.E. OPERATING EXPENSES
Operating and Maintenance                 3,405,972      2,365,650             758,724            281,598
Real Estate Taxes                         1,529,005        664,112             719,987            144,906
Minority Interest in Properties                   -              -                   -                  -
                                       ------------   -----------------   -----------------   ----------------
Total Operating Expenses                  4,934,977      3,029,762   61%     1,478,711   30%      426,504    9%
                                       ============   =================   =================   ================
NET OPERATING INCOME                     13,542,827      5,729,647   42%     6,508,290   48%    1,304,890   10%
                                       ============   =================   =================   ================
OTHER INCOME (EXP.)
Interest Expense                         (5,210,423)    (2,598,204)         (2,574,908)           (37,311)
Depreciation & Amortization              (3,578,472)    (1,282,122)         (1,919,598)          (376,752)
                                       ------------   -----------------   -----------------   ----------------
TOTAL OTHER INCOME (EXP.)                (8,788,895)    (3,880,326)         (4,494,506)          (414,063)
                                       ============   =================   =================   ================

Gain (losses) on sales of int. in R.E             -              -                   -                  -
                                       ------------   -----------------   -----------------   ----------------
Income before Minority Int.               4,753,932      1,849,321           2,013,784            890,827
                                       ------------   -----------------   -----------------   ----------------
Extraordinary item (Loss on
 early extinguishment of debt)                    -              -                   -                  -
                                       ------------   -----------------   -----------------   ----------------
NET INCOME                             $  4,753,932   $  1,849,321   39%  $  2,013,784   42%  $   890,827   19%
                                       ============   =================   =================   ================

                                        % Change       % Change        % Change       % Change
                                         TOTAL(1)    Enclosed Mall   Power Center   Strip Center
                                       -----------   -------------   ------------   ------------
R.E. OPERATING REVENUES
Base Rents                                     1.3%           -1.0%           2.3%           8.3%
Straight-Lining of Base Rents                 23.7%          -23.5%          67.1%         294.8%
Percentage Rents                              -5.4%            0.0%         -16.8%           N/A
Lease Termination                              N/A             N/A            N/A            N/A
Exp. Recoveries and Other Income               5.0%            2.4%           7.4%          15.5%
                                       -----------   -------------   ------------   ------------
TOTAL  REVENUES                                0.5%           -0.2%          -0.8%          10.8%
                                       -----------   -------------   ------------   ------------
R.E. OPERATING EXPENSES
Operating and Maintenance                      8.4%            6.0%          11.5%          23.2%
Real Estate Taxes                              9.9%           13.2%           8.5%           2.4%
Minority Interest in Properties                N/A             N/A            N/A            N/A
                                       -----------   -------------   ------------   ------------
Total Operating Expenses                       8.9%            7.5%          10.0%          15.2%
                                       ===========   =============   ============   ============
NET OPERATING INCOME                          -2.2%           -3.8%          -2.9%           9.5%
                                       ===========   =============   ============   ============
OTHER INCOME (EXP.)
Interest Expense                               1.6%           33.6%         -16.1%         -68.6%
Depreciation & Amortization                    0.3%           -7.3%           3.7%          13.5%
                                       -----------   -------------   ------------   ------------
TOTAL OTHER INCOME (EXP.)                      1.0%           16.6%          -8.6%          -8.1%
                                       ===========   =============   ============   ============

Gain (losses) on sales of int. in R.E          N/A             N/A            N/A            N/A
                                       -----------   -------------   ------------   ------------
Income before Minority Int.                   -7.8%          -29.7%          12.9%          20.1%
                                       -----------   -------------   ------------   ------------
Extraordinary item (Loss on
 early extinguishment of debt)
                                       -----------   -------------   ------------   ------------
NET INCOME                                    -7.8%          -29.7%          12.9%          20.1%
                                       ===========   =============   ============   ============

                                                                        Q3 02
                                                               (3 months ended 9/30/02)
                                       -------------------------------------------------------------------------
                                         Combined
                                           TOTAL       Enclosed Mall          Power Center        Strip Center
                                       ------------   -----------------    ------------------   ----------------
R.E. OPERATING REVENUES
Base Rents                             $ 13,704,730   $  6,046,657         $  6,434,487         $ 1,223,586
Straight-Lining of Base Rents               226,156        123,057               97,271               5,828
Percentage Rents                            243,592        169,651               72,965                 976
Lease Termination                           341,250              -              341,250                   -
Exp. Recoveries and Other Income          3,871,082      2,436,740            1,102,437             331,905
                                       ------------   ------------------   ------------------   ----------------
TOTAL REVENUES                           18,386,810      8,776,105    48%     8,048,410    44%    1,562,295    8%
                                       ------------   ------------------   ------------------   ----------------
R.E. OPERATING EXPENSES
Operating and Maintenance                 3,140,663      2,231,399              680,696             228,568
Real Estate Taxes                         1,391,637        586,450              663,660             141,527
Minority Interest in Properties                   -              -                    -                   -
                                       ------------   ------------------   ------------------   ----------------
Total Operating Expenses                  4,532,300      2,817,849    62%     1,344,356    30%      370,095    8%
                                       ============   ==================   ==================   ================
NET OPERATING INCOME                     13,854,510      5,958,256    43%     6,704,054    48%    1,192,200    9%
                                       ============   ==================   ==================   ================
OTHER INCOME (EXP.)
Interest Expense                         (5,130,767)    (1,944,157)          (3,067,916)           (118,694)
Depreciation & Amortization              (3,566,870)    (1,383,380)          (1,851,684)           (331,806)
                                       ------------   ------------------   ------------------   ----------------
TOTAL OTHER INCOME (EXP.)                (8,697,637)    (3,327,537)          (4,919,600)           (450,500)
                                       ============   ==================   ==================   ================

Gain (losses) on sales of int. in R.E             -              -                    -                   -
                                       ------------   ------------------   ------------------   ----------------
Income before Minority Int.               5,156,873      2,630,719            1,784,454             741,700
                                       ------------   ------------------   ------------------   ----------------
Extraordinary item (Loss on
 early extinguishment of debt)                                   -                    -                   -
                                       ------------   ------------------   ------------------   ----------------
NET INCOME                             $  5,156,873   $  2,630,719    51%  $  1,784,454    35%  $   741,700   14%
                                       ============   ==================   ==================   ================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

MULTIFAMILY INCOME STATEMENT
QUARTERLY COMPARISON
(Property Status)

                                                                   Q3 02
                                                          (3 months ended 9/30/03)
                                        -----------------------------------------------------------
                                                                                                      % Change   % Change   % Change
                                        Combined TOTAL       Wholly Owned               JVs             TOTAL       WO         JVs
                                        --------------   --------------------   -------------------   --------   --------   --------
REAL ESTATE REVENUES
Rents                                   $    1,336,316   $      989,836         $     346,480            N/A        N/A        N/A
   Less Vacancies & Concessions                (76,347)         (60,737)              (15,610)           N/A        N/A        N/A
Lease Termination                                2,264            2,264                     -            N/A        N/A        N/A
Other Revenues                                  69,343           61,527                 7,816            N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
TOTAL  REVENUES                              1,331,576          992,890    75%        338,686    25%     N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                      636,314          449,158               187,156            N/A        N/A        N/A
Real Estate Taxes                               76,172           42,536                33,636            N/A        N/A        N/A
Minority Interest in Properties                      -                -                     -            N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
TOTAL OPERATING EXPENSES                       712,486          491,694    69%        220,792    31%     N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
NET OPERATING INCOME                           619,090          501,196    81%        117,894    19%     N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
OTHER INCOME (EXPENSE)
Interest Expense                              (222,542)        (169,696)              (52,846)           N/A        N/A        N/A
Depreciation & Amortization                          -                -                     -            N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
TOTAL OTHER INCOME (EXPENSE)                  (222,542)        (169,696)              (52,846)           N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
Gains(losses) on sales of Real Estate        6,228,839                              6,228,839            N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
Gain (losses) on Disposition of
 Discontinued Operations                    27,725,759       27,725,759                     -            N/A        N/A        N/A
                                        --------------   --------------------   -------------------   --------   --------   --------
Extraordinary item (Loss on early ext.
 of debt)                                            -                -                     -
                                        --------------   --------------------   -------------------   --------   --------   --------
NET INCOME                              $   34,351,146   $   28,057,259    82%  $   6,293,887    18%     N/A        N/A        N/A
                                        ==============   ====================   ===================   ========   ========   ========

                                                                   Q3 02
                                                          (3 months ended 9/30/02)
                                        -----------------------------------------------------------
                                        Combined TOTAL       Wholly Owned               JVs
                                        --------------   --------------------   -------------------
REAL ESTATE REVENUES
Rents                                   $   14,888,499   $   13,142,616         $   1,745,883
   Less Vacancies & Concessions             (1,288,892)      (1,140,728)             (148,164)
Lease Termination                               81,186           81,186                     -
Other Revenues                                 737,415          674,512                62,903
                                        --------------   --------------------   -------------------
TOTAL  REVENUES                             14,418,208       12,757,586    88%      1,660,622    12%
                                        --------------   --------------------   -------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                    4,890,938        4,238,321               652,617
Real Estate Taxes                            1,368,066        1,217,816               150,250
Minority Interest in Properties                      -                -                     -
                                        --------------   --------------------   -------------------
TOTAL OPERATING EXPENSES                     6,259,004        5,456,137    87%        802,867    13%
                                        --------------   --------------------   -------------------
NET OPERATING INCOME                         8,159,204        7,301,449    89%        857,755    11%
                                        --------------   --------------------   -------------------
OTHER INCOME (EXPENSE)
Interest Expense                            (3,525,258)      (3,095,320)             (429,938)
Depreciation & Amortization                 (2,312,496)      (2,077,467)             (235,029)
                                        --------------   --------------------   -------------------
TOTAL OTHER INCOME (EXPENSE)                (5,837,754)      (5,172,787)             (664,967)
                                        --------------   --------------------   -------------------
Gains(losses) on sales of Real Estate                -                -                     -
                                        --------------   --------------------   -------------------
Gain (losses) on Disposition of
 Discontinued Operations                             -                -                     -
                                        --------------   --------------------   -------------------
Extraordinary item (Loss on early ext.
 of debt)                                            -                -
                                        --------------   --------------------   -------------------
NET INCOME                              $    2,321,450   $    2,128,662    92%  $     192,788     8%
                                        ==============   ====================   ===================

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

FUNDS FROM OPERATIONS (1)                                  Q3:9/30/03    % Change     Q3:9/30/02
                                                          ------------   --------   -------------
Net Income                                                $ 34,923,502      327.1%  $   8,177,840
Minority Interest in operating partnership-operations          989,253      297.4%        248,916
Minority Interest in operating partnership-discontinued
 operations                                                  2,382,461        N/A         637,292

(Gain) loss on sales of interests in real estate            (6,228,839)       N/A      (4,085,164)
Gain (losses) on disposition of discontinued operations    (27,725,759)       N/A               -
Depreciation & amortization: (2)
  Wholly owned and consolidated partnerships                 9,126,800      182.3%      3,233,045

  Unconsolidated partnerships and joint ventures             1,034,646      -47.5%      1,971,087
  Discontinued operations                                            -        N/A       2,113,951
                                                          ------------   --------   -------------
FFO                                                       $ 14,502,064       17.9%  $  12,296,967
                                                          ------------   --------   -------------
Weighted Average Shares and O.P. Units Outstanding          21,537,479       17.7%     18,305,378

                                                          ------------   --------   -------------
Net Income per Share                                      $       1.79      263.0%  $        0.49
                                                          ------------   --------   -------------
FFO per Share                                             $       0.67        0.2%  $        0.67
                                                          ------------   --------   -------------

FUNDS AVAILABLE FOR DISTRIBUTION
FFO                                                       $ 14,502,064       17.9%  $  12,296,967
Adjustments:
Straight-lining of base rents                                 (765,238)     189.6%       (264,272)
Recurring capital expenditures                                (231,073)     -68.3%       (729,390)
Amortization of debt premium                                (1,742,283)       N/A               -
                                                          ------------   --------   -------------
FAD                                                       $ 11,763,470        4.1%  $  11,303,305
                                                          ------------   --------   -------------
Weighted Average Shares and O.P. Units Outstanding          21,537,479       17.7%     18,305,378
                                                          ------------   --------   -------------
FAD per Share                                             $       0.55      -11.5%  $        0.62
                                                          ------------   --------   -------------
PAYOUT RATIOS
                                                          ------------   --------   -------------
Dividend per Share                                        $       0.51        0.0%  $        0.51
                                                          ------------   --------   -------------
Payout Ratio of Net Income                                       28.46%     -74.9%         103.31%
                                                          ============   ========   =============
Payout Ratio of FFO                                              75.74%      -0.2%          75.92%
                                                          ============   ========   =============
Payout Ratio of FAD                                              93.37%      10.8%          82.59%
                                                          ------------   --------   -------------

(1) Certain prior period amounts have been reclassified to conform with the current period presentation.
(2) Excludes depreciation of non-real estate assets and amortization of deferred financing costs. These amounts were previously included in the depreciation amounts and deducted in a separate line.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

KEY RATIOS

                                            Q3: 9/30/2003   Q3: 9/30/2002
                                            -------------   -------------
Coverage Ratio
  Interest Coverage Ratio (EBITDA/Interest
   Expense)                                          2.27            2.16
                                            -------------   -------------
Leverage Ratios(1)
  Debt / Total Market Capitalization                 46.4%           56.1%
                                            -------------   -------------
Operating Ratios
  NOI/Real Estate Revenues                           59.7%           66.3%
                                            -------------   -------------
Return on Investment Ratios(1)
  FFO/Equity Market Capitalization                    1.7%            2.6%
  FFO multiple (Closing share price /
   Annualized FFO per share for quarter)            12.42           10.09
  NOI/Total Market Capitalization                     2.0%            2.5%
  NOI/Investment in Real Estate                       2.5%            2.9%
                                            -------------   -------------
Payout Ratios
  FFO Payout Ratio (Dividend/FFO) per Share          75.7%           75.9%
  FAD Payout Ratio (Dividend/FAD) per Share          93.4%           82.6%
                                            =============   =============

(1)  Calculations based on closing stock price at the end of the quarter.

(2)  Calculations were adjusted for discontinued operations.

The calculation of these ratios includes wholly owned properties, PREIT's proportional share of joint venture properties and properties classified as held for sale.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

DEBT SCHEDULE of WHOLLY OWNED PROPERTIES

                                             PREIT's
                                            Ownership   Total Investment to   PREIT's Investment to   PREIT's Accumulated
Property Name                                Interest          Date                  Date (1)             Depreciation
-----------------------------------------   ---------   -------------------   ---------------------   -------------------
Retail Properties
Beaver Valley Mall                                100%  $        57,403,180   $          57,403,180   $         2,350,987
Cherry Hill Mall (2)(3)(4)                         73%          203,720,555             189,642,373             2,270,535

Christiana Power I                                100%           35,077,062              35,077,062             4,226,982
Creekview                                         100%           18,919,399              18,919,399             1,693,605
Crest Plaza Shopping Center                       100%           14,525,541              14,525,541               931,986
Dartmouth Mall                                    100%           50,172,329              50,172,329             8,619,727
Echelon Mall                                      100%           14,246,770              14,246,770               119,220
Exton Square Mall (4)                             100%          145,114,369             145,114,369             1,579,990
Festival at Exton                                 100%           18,983,896              18,983,896             2,035,558
Gallery at Market East                            100%           48,003,235              48,003,235               505,573
Magnolia Mall                                     100%           56,605,551              56,605,551             7,103,271
Moorestown Mall                                   100%           70,400,800              70,400,800               599,947
Northeast Tower Center                            100%           29,218,446              29,218,446             2,494,854
Northeast Tower Center-Home Depot                 100%           13,578,891              13,578,891             1,222,100
Paxton Towne Centre                               100%           53,316,125              53,316,125             3,933,128
Plymouth Meeting Mall                             100%           74,490,580              74,490,580               387,868
Prince Georges Plaza (4)                          100%           80,104,192              80,104,192             9,977,071
South Blanding Village                            100%            9,497,650               9,497,650             3,138,658
The Commons at Magnolia                           100%            9,875,212               9,875,212               818,803
Willow Grove Park (4)                             100%          170,037,901             170,037,901             4,848,160
                                            ---------   -------------------   ---------------------   -------------------
Sub-Total Retail Properties                             $     1,173,291,684   $       1,159,213,502   $        58,858,023
                                            ---------   -------------------   ---------------------   -------------------

Industrial and Land Properties
ARA Services, Allentown, PA                       100%  $            84,610   $              84,610   $            81,610
ARA Services, Pennsauken, NJ                      100%              210,473                 210,473               167,876
Interstate Container Corporation                  100%            1,802,271               1,802,271             1,468,679
Sears Roebuck & Co.                               100%              406,857                 406,857               346,066
                                            ---------   -------------------   ---------------------   -------------------
Sub-Total Industrial and Land Properties                $         2,504,211   $           2,504,211   $         2,064,231
                                            ---------   -------------------   ---------------------   -------------------

Properties Under Construction/Development
Other Development (5)                             100%
                                            ---------   -------------------   ---------------------   -------------------
Sub-Total Properties Under Development                  $                 -   $                   -   $                 -
                                            ---------   -------------------   ---------------------   -------------------

TOTAL for WHOLLY OWNED PROPERTIES                       $     1,175,795,895   $       1,161,717,713   $        60,922,254
                                            =========   ===================   =====================   ===================

TOTAL for PARTNERSHIPS and JOINT VENTURES               $       298,320,987   $         148,350,893   $        36,454,134
                                            =========   ===================   =====================   ===================

CORPORATE
                                            =========   ===================   =====================   ===================

TOTAL for WHOLLY OWNED and JV PROPERTIES                $     1,474,116,882   $       1,310,068,606   $        97,376,388
                                            =========   ===================   =====================   ===================

                                                                  PREIT's Share of O/S   PREIT's Share of      Current
                                            PREIT's Depreciated    Mortgage Debt and      Bank Loan Debt      Mortgages
Property Name                                      Costs           Construction Loans      Outstanding      Interest Rate
-----------------------------------------   -------------------   --------------------   ----------------   -------------
Retail Properties
Beaver Valley Mall                          $        55,052,193   $         47,427,606   $              -            7.36%
Cherry Hill Mall (2)(3)(4)                          187,371,838             81,432,170                  -           10.60%
                                                                            58,562,054                  -            5.00%
Christiana Power I                                   30,850,080                      -                  -            0.00%
Creekview                                            17,225,794                      -                  -            0.00%
Crest Plaza Shopping Center                          13,593,555                      -                  -            0.00%
Dartmouth Mall                                       41,552,602             69,763,537                  -            4.95%
Echelon Mall                                         14,127,550                      -                  -            0.00%
Exton Square Mall (4)                               143,534,379            107,255,131                  -            6.95%
Festival at Exton                                    16,948,338                      -                  -            0.00%
Gallery at Market East                               47,497,662                      -                  -            0.00%
Magnolia Mall                                        49,502,280             21,024,277                  -            8.20%
Moorestown Mall                                      69,800,853             63,954,149                  -            4.95%
Northeast Tower Center                               26,723,592                      -                  -            0.00%
Northeast Tower Center-Home Depot                    12,356,791             12,500,000                  -            7.40%
Paxton Towne Centre                                  49,382,997                      -                  -            0.00%
Plymouth Meeting Mall                                74,102,712                      -                  -            0.00%
Prince Georges Plaza (4)                             70,127,121             44,123,962                  -            8.70%
South Blanding Village                                6,358,992                      -                  -            0.00%
The Commons at Magnolia                               9,056,409                      -                  -            0.00%
Willow Grove Park (4)                               165,189,741            114,492,612                  -            8.39%
                                            -------------------   --------------------   ----------------   -------------
Sub-Total Retail Properties                 $     1,100,355,479   $        620,535,498   $              -            7.29%
                                            -------------------   --------------------   ----------------   -------------

Industrial and Land Properties
ARA Services, Allentown, PA                 $             3,000   $                  -   $              -            0.00%
ARA Services, Pennsauken, NJ                             42,597                      -                  -            0.00%
Interstate Container Corporation                        333,592                      -                  -            0.00%
Sears Roebuck & Co.                                      60,791                      -                  -            0.00%
                                            -------------------   --------------------   ----------------   -------------
Sub-Total Industrial and Land Properties    $           439,980   $                  -   $              -            0.00%
                                            -------------------   --------------------   ----------------   -------------

Properties Under Construction/Development
Other Development (5)                                                                -                  -            0.00%
                                            -------------------   --------------------   ----------------   -------------
Sub-Total Properties Under Development      $                 -   $                  -   $              -            0.00%
                                            -------------------   --------------------   ----------------   -------------

TOTAL for WHOLLY OWNED PROPERTIES           $     1,100,795,459   $        620,535,498   $              -            7.29%
                                            ===================   ====================   ================   =============

TOTAL for PARTNERSHIPS and JOINT VENTURES   $       111,896,759   $        118,525,862   $              -            7.54%
                                            ===================   ====================   ================   =============

CORPORATE                                                                                $              -
                                            ===================   ====================   ================   =============

TOTAL for WHOLLY OWNED and JV PROPERTIES    $     1,212,692,218   $        739,061,360   $              -            7.33%
                                            ===================   ====================   ================   =============

                                            Annual Mortgage   Mortgage Balance at   Date of
Property Name                                Debt Service           Maturity        Maturity      Notes
-----------------------------------------   ---------------   -------------------   --------   -----------
Retail Properties
Beaver Valley Mall                          $     3,972,402   $        42,265,601     2012
Cherry Hill Mall (2)(3)(4)                        9,132,792            70,237,549     2005
                                                  3,889,582            58,148,407     2005
Christiana Power I                                        -                     -
Creekview                                                 -                     -
Crest Plaza Shopping Center                               -                     -
Dartmouth Mall                                    4,483,668            57,594,279     2013
Echelon Mall
Exton Square Mall (4)                             8,102,242            93,034,212     2008
Festival at Exton                                         -                     -
Gallery at Market East
Magnolia Mall                                     2,597,726            17,782,882     2007
Moorestown Mall                                   4,115,367            52,863,321     2013
Northeast Tower Center                                    -                     -
Northeast Tower Center-Home Depot                   925,000            12,500,000     2005
Paxton Towne Centre                                       -                     -
Plymouth Meeting Mall
Prince Georges Plaza (4)                          4,134,937            39,986,536     2007
South Blanding Village                                    -                     -
The Commons at Magnolia                                   -                     -
Willow Grove Park (4)                            10,046,933           107,307,726     2006
                                            ---------------   -------------------   --------   -----------
Sub-Total Retail Properties                 $    51,400,649   $       551,720,513
                                            ---------------   -------------------   --------   -----------

Industrial and Land Properties
ARA Services, Allentown, PA                 $             -   $                 -
ARA Services, Pennsauken, NJ                              -                     -
Interstate Container Corporation                          -                     -
Sears Roebuck & Co.                                       -                     -
                                            ---------------   -------------------   --------   -----------
Sub-Total Industrial and Land Properties    $             -   $                 -
                                            ---------------   -------------------   --------   -----------

Properties Under Construction/Development
Other Development (5)                                     -                     -              Development
                                            ---------------   -------------------   --------   -----------
Sub-Total Properties Under Development      $             -   $                 -
                                            ---------------   -------------------   --------   -----------

TOTAL for WHOLLY OWNED PROPERTIES           $    51,400,649   $       551,720,513
                                            ===============   ===================   ========   ===========

TOTAL for PARTNERSHIPS and JOINT VENTURES   $    11,455,075   $       102,602,765
                                            ===============   ===================   ========   ===========

CORPORATE
                                            ===============   ===================   ========   ===========

TOTAL for WHOLLY OWNED and JV PROPERTIES    $    62,855,724   $       654,323,278
                                            ===============   ===================   ========   ===========

(1)  Includes development and CIP costs.
(2) PREIT acquired a 73% partnership interest in New Castle Associates. New Castle Associates, which acquired Cherry Hill Mall in a transaction that immediately preceded the Company's acquisition of the New Castle Associates partnership interest, is consolidated for accounting purposes.
(3) PREIT's Investment to date is net of an allocation of the purchase price to the value of in-place leases, a market value assessment of the in-place leases, a deferral of a portion of the purchase price related to the 27% minority interest and includes improvements to the asset since the purchase.
(4)  Development costs are included in the balance sheet under other assets.
(5)  Includes mark to market of debt.
NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

DEBT SCHEDULE of PARTNERSHIPS AND JOINT VENTURES

                                                                                                                   PREIT's Share of
                                                                                                                     O/S Mortgage
                                  PREIT's                          PREIT's         PREIT's           PREIT's           Debt and
                                 Ownership  Total Investment    Investment to     Accumulated      Depreciated       Construction
Property Name                    Interest        to Date           Date (1)      Depreciation         Costs              Loans
-------------------------------  ---------  -----------------  ---------------  --------------  -----------------  -----------------
Retail Properties
Court at Oxford Valley               50%    $      55,616,100  $    27,808,050  $    4,097,286  $      23,710,764  $      21,968,175
Metroplex Shopping Center (Blue
 Route)                              50%           82,091,872       41,045,936       3,325,491         37,720,445         32,214,382
Laurel Mall                          40%           31,377,328       12,550,931       4,551,149          7,999,782          8,519,539
Lehigh Valley Mall                   50%           29,320,828       14,660,414       9,401,318          5,259,096         23,828,582
Palmer Park Mall                     50%           28,445,030       14,222,515       5,548,410          8,674,105          9,159,748
Red Rose Commons                     50%           20,395,274       10,197,637       1,300,094          8,897,543         13,857,731
Rio Mall                             60%            8,219,542        4,931,725       2,317,300          2,614,425                  -
Springfield Park I&II                50%           13,270,686        6,635,343         552,696          6,082,647          1,864,006
Whitehall Mall                       50%           29,584,328       14,792,164       5,360,390          9,431,774          7,113,699
                                            -----------------  ---------------  --------------  -----------------  -----------------
Sub-Total Retail Properties                 $     298,320,987  $   146,844,715  $   36,454,134  $     110,390,581  $     118,525,862
                                            -----------------  ---------------  --------------  -----------------  -----------------

Construction in
 Progress/Development
Pavilion at Market East              50%                  N/A  $     1,506,178               -  $       1,506,178                  -
                                            -----------------  ---------------  --------------  -----------------  -----------------
Sub-Total Properties Under
 Development                                $               -  $     1,506,178  $            -  $       1,506,178  $               -
                                            -----------------  ---------------  --------------  -----------------  -----------------

TOTAL for PARTNERSHIPS and
 JOINT VENTURES                             $     298,320,987  $   148,350,893  $   36,454,134  $     111,896,759  $     118,525,862
                                            =================  ===============  ==============  =================  =================

                                   PREIT's
                                  Share of       Current
                                  Bank Loan     Mortgages        Annual        Mortgage
                                    Debt        Interest     Mortgage Debt    Balance at     Date of
Property Name                    Outstanding      Rate          Service        Maturity      Maturity                    Notes
-------------------------------  -----------    ---------    -------------   -------------  ----------                   -----
Retail Properties
Court at Oxford Valley           $         -         8.02%   $   2,319,426   $  15,966,965        2011
Metroplex Shopping Center (Blue
 Route)                                    -         7.25%       2,680,953      28,250,000        2011
Laurel Mall                                -         7.63%       1,080,781       8,832,000        2003
Lehigh Valley Mall                         -         7.90%       2,479,260      21,750,440        2006
Palmer Park Mall                           -         6.77%         830,610       7,837,197        2009
Red Rose Commons                           -         7.66%       1,220,048      12,425,422        2009
Rio Mall                                   -         0.00%               -               -
Springfield Park I&II                      -         7.79%         202,561       1,411,804        2010
Whitehall Mall                             -         6.77%         641,436       6,128,937        2008
                                 -----------    ---------    -------------   -------------
Sub-Total Retail Properties      $         -         7.54%   $  11,455,075   $ 102,602,765
                                 -----------    ---------    -------------   -------------

Construction in
 Progress/Development
                                                                                                        Construction in
Pavilion at Market East          $         -         0.00%               -               -                  Progress
                                 -----------    ---------    -------------   -------------
Sub-Total Properties Under
 Development                     $         -    $       -    $           -   $           -
                                 -----------    ---------    -------------   -------------

TOTAL for PARTNERSHIPS and
 JOINT VENTURES                  $         -         7.54%   $  11,455,075   $ 102,602,765
                                 ===========    =========    =============   =============

(1)  Includes development and CIP costs.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
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DEBT ANALYSIS

Outstanding Debt

                                                     % of Total                       % of Total                       % of Total
                                     Fixed Rate     Indebtedness    Floating Rate    Indebtedness        Total        Indebtedness
                                   ---------------  ------------    -------------    ------------     --------------  ------------
Wholly Owned
Mortgage Notes Payable             $   620,535,498          84.0%    $          -             0.0%    $  620,535,498          84.0%
Revolving Line of Credit                         -           0.0%               -             0.0%                 -           0.0%
Acquisition Term Loan &
 Unsecured Line of Credit                                    0.0%               -             0.0%                 -           0.0%
                                   ---------------                   ------------                     --------------
         SUB-TOTAL                     620,535,498          84.0%               -             0.0%       620,535,498          84.0%
Partnerships and Joint Ventures
 (at PREIT's share)
Mortgage Notes Payable                 118,525,862          16.0%               -             0.0%       118,525,862          16.0%
Revolving Line of Credit                         -           0.0%               -             0.0%                 -           0.0%
Construction loans payable                       -           0.0%               -             0.0%                 -           0.0%
                                   ---------------                   ------------                     --------------
         SUB-TOTAL                     118,525,862          16.0%               -             0.0%       118,525,862          16.0%
Corporate
Revolving Line of Credit                         -           0.0%               -             0.0%                 -           0.0%
                                   ---------------                   ------------                     --------------
         SUB-TOTAL                               -           0.0%               -             0.0%                 -           0.0%
TOTAL OUTSTANDING DEBT                 739,061,360                              -                        739,061,360
SWAP                                             -                              -                                  -
                                   ---------------                   ------------                     --------------
TOTAL DEBT AFTER HEDGE             $   739,061,360         100.0%    $          -             0.0%    $  739,061,360         100.0%
                                   ===============                   ============                     ==============

                          OUTSTANDING PRINCIPAL BALANCE

                              [CHART APPEARS HERE]

Weighted Average Interest Rates

                                              Weighted
                                              Average
                     Principal Balance     Interest Rate
                    -------------------    -------------
Fixed Rate Debt     $       739,061,360             7.33%
Floating Rate Debt                    -             0.00%
                    -------------------    -------------
TOTAL               $       739,061,360             7.33%
                    ===================    =============

Interest Rate Hedging Instruments

                            Interest Rate    Expiration                            Fixed Rate in   Floating Rate
         Nominal Amount         Limit           Date              Nominal Amount     Agreement      in Agreement   Expiration Date
         ----------------------------------------------           ----------------------------------------------------------------
    CAP        None                                        SWAP   None

MORTGAGE/CONSTRUCTION MATURITY SCHEDULE (1)

                                                        Cumulative %
             Mortgage Balance at                           of Debt
      Year         Maturity        % of Debt Expiring     Expiring
--------------------------------------------------------------------

      2003             8,832,000                  1.3%          1.3%
      2004                     -                  0.0%          1.3%
      2005            70,648,407                 10.8%         12.1%
      2006           129,058,166                 19.7%         31.9%
      2007            57,769,418                  8.8%         40.7%
      2008            99,163,149                 15.2%         55.9%
      2009            20,262,619                  3.1%         59.0%
      2010             1,411,804                  0.2%         59.2%
      2011            44,216,965                  6.8%         65.9%
      2012                     -                  0.0%         65.9%
Thereafter           222,960,750                 34.1%        100.0%
             ----------------------------------------
             $       654,323,278                100.0%
             ========================================

(1)  The weighted average period to mortgage maturity is 5.0 years.

Average Debt Balance

                                                             Mortgage Debt                       Acquisition Term
                                                                   &                                  Loan &
                                                              Construction    Line of Credit &   Unsecured Line of
                                                                 Loans           Bank Loans           Credit            TOTAL
                                                             ----------------------------------------------------------------------
Beginning Balance                              6/30/2003     $   698,964,718  $   117,900,000    $    20,249,935    $   837,114,745
Payoff acquisition term loan                   7/21/2003                                             (10,249,935)       (10,249,935)
Paydown of unsecured line of credit
 (proceeds from multifamily sale)              7/30/2003          (3,427,747)                        (10,000,000)       (13,427,747)
Paydown (proceeds from multifamily sale)       7/30/2003         (33,831,176)     (23,000,000)                          (56,831,176)
Paydown (proceeds from equity offering)        8/21/2003                          (94,900,000)                          (94,900,000)
Willow Grove 70% partner's interest
 acquisition (1)                               9/4/2003           82,276,438                                             82,276,438
Debt Amortization (2)                          9/30/2003          (4,920,873)                                            (4,920,873)
                                                             ----------------------------------------------------------------------
Ending Balance                                 9/30/2003     $   739,061,360  $             -    $             -    $   739,061,360
Weighted Average Balance                                     $   697,107,481  $    61,139,130    $     5,600,529    $   763,847,140

(1)  Includes mark to market of debt.
(2)  Includes the amortization of debt premium.

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

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DEBT RATIOS(1)

                                                                                                 9/30/2003         9/30/2002
                                                                                             ----------------   ----------------
Total Liabilities to Gross Asset Value
      Ratio of Total Liabilities(2) to Gross Asset Value(3) less than or equal to 70.0%.
      Total Liabilities                                                                      $    761,163,122   $    632,342,962
      Gross Asset Value                                                                      $  1,523,628,448   $  1,147,160,068
      Ratio                                                                                             49.96%             55.12%
                                                                                             ----------------   ----------------
Borrowing Base
      Ratio of Outstanding Line of Credit(4) to Borrowing Base Value(5) shall be less than or equal to 70%.
      Outstanding Line of Credit (includes letters of credit)                                $        673,671   $    121,673,671
      Borrowing Base Value                                                                   $    171,710,000   $    220,160,000
      Ratio                                                                                              0.39%             55.27%
                                                                                             ----------------   ----------------
EBITDA to Interest Expense
      Ratio of EBITDA(6) to Interest Expense(7) greater than or equal to 1.75 to 1.00.
      EBITDA                                                                                 $    104,337,345   $     86,675,684
      Interest Expense                                                                       $     49,889,409   $     41,538,494
      Ratio                                                                                              2.09               2.09
                                                                                             ----------------   ----------------
Adjusted EBITDA to Debt Service
      Ratio of Adjusted EBITDA(8) to Debt Service(9) greater than or equal to 1.55 to 1.00.
      Adjusted EBITDA                                                                        $    102,768,757   $     84,272,963
      Debt Service                                                                           $     56,925,508   $     48,814,750
      Ratio                                                                                              1.81               1.73
                                                                                             ----------------   ----------------

(1) Debt ratios are based on loan covenants included in the Trust's Line of Credit facility, led by Wells Fargo Bank National Association, which was effective as of December 29, 2000 and the second amendment to credit agreement effective as of April 28, 2003.

(2) Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.

(3) Gross Asset Value defined as: The sum of (i) Wholly Owned and Joint Venture Consolidated Property NOI for the previous rolling four quarter period, capitalized at 9.25%, (ii.) cash and cash equivalents (iii) and all accounts receivable net of reserves (iv) CIP (Construction-In-Progress) and land held for development at cost.

(4) Outstanding Line of Credit includes all letters of credit secured by the line of credit.

(5) Borrowing Base Value defined as: The lesser of (i) aggregate appraised value of all Borrowing Base Properties and (ii) the aggregate sum of the Permanent Loan Estimates of all Borrowing Base Properties. Permanent Loan Estimate for a given property is defined as the NOI for the previous rolling four quarters divided by the product of (i) 1.3 and (ii) the percent of a principal amount of a loan required to be paid each year in order to repay the principal amount of such loan in full based on a 25 years amortization, utilizing a rate of interest equal to the greater of
     (x) the rate of 10-year Treasury Constant maturities plus 2.0% or (y) 8.50%, in equal monthly installments of principal and interest.

(6) EBITDA defined as: rolling four quarters of net earnings (loss) of the Trust before minority interests and distributions to holders of Preferred Stock, plus the sum of (I) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.

(7) Interest Expense defined as: all paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans.

(8) Adjusted EBITDA defined as: EBITDA minus the Reserve for Replacements for all properties.

(9) Debt Service defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

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PORTFOLIO SUMMARY--RETAIL WHOLLY OWNED
(Sorted by State)

                                                                        Property        Management       Property       Ownership
Retail Properties-Wholly Owned              City           State         Subtype          Status          Status         Interest
------------------------------         -------------       -----      -------------     ----------     -------------    ---------
Christiana Power Center I              Newark               DE        Power Center         PREIT         Existing             100%

South Blanding Village                 Jacksonville         FL        Strip Center         PREIT         Existing             100%

Dartmouth Mall                         Dartmouth            MA        Enclosed Mall        PREIT         Existing             100%

Prince Georges Plaza (1)               Hyattsville          MD        Enclosed Mall        PREIT       Redevelopment          100%

Cherry Hill Mall                       Cherry Hill          NJ        Enclosed Mall        PREIT            New                73%



Moorestown Mall                        Moorestown           NJ        Enclosed Mall        PREIT            New               100%



Echelon Mall                           Voorhees             NJ        Enclosed Mall        PREIT            New               100%

Crest Plaza Shopping Center (1)        Allentown            PA        Strip Center         PREIT       Redevelopment          100%

Exton Square Mall                      Exton                PA        Enclosed Mall        PREIT            New               100%




Festival at Exton                      Exton                PA        Strip Center         PREIT         Existing             100%

Paxton Towne Center (1)                Harrisburg           PA        Power Center         PREIT         Existing             100%



Beaver Valley Mall                     Monaca               PA        Enclosed Mall        PREIT         Existing             100%



Northeast Tower Center                 Philadelphia         PA        Power Center         PREIT         Existing             100%



The Gallery at Market East             Philadelphia         PA        Enclosed Mall        PREIT            New               100%

Plymouth Meeting Mall                  Plymouth Mtg.        PA        Enclosed Mall        PREIT            New               100%


Creekview Shopping Center              Warrington           PA        Power Center         PREIT         Existing             100%


Willow Grove Park                      Willow Grove         PA        Enclosed Mall        PREIT            New               100%



Magnolia Mall (1)                      Florence             SC        Enclosed Mall        PREIT       Redevelopment          100%



The Commons at Magnolia                Florence             SC        Strip Center         PREIT         Existing             100%

---------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
---------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and Joint
 Venture
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned and Joint
 Venture
---------------------------------------------------------------------------------------------------------------------------------

                                                   Year Built/
                                                      Last         Years Since      Owned GLA      Owned GLA        TOTAL
Retail Properties-Wholly Owned    Date Acquired     Renovated      Renovation       (anchors)    (non-anchors)    Owned GLA
------------------------------    -------------    -----------     -----------      ---------    -------------    ----------
Christiana Power Center I             1998            1998                   5        190,814          111,595       302,409

South Blanding Village              1988/1990         1986                  17         73,921           32,736       106,657

Dartmouth Mall                        1997          1971/2000                3        301,583          315,109       616,692

Prince Georges Plaza (1)              1998          1959/1990               13        404,462          346,968       751,430

Cherry Hill Mall                      2003          1961/1990               13              -          534,367       534,367


Moorestown Mall                       2003          1963/2000                3        408,356          326,190       734,546



Echelon Mall                          2003          1970/1998                5        310,840          434,844       745,684

Crest Plaza Shopping Center (1)       1964          1959/1991               12         45,000           60,992       105,992

Exton Square Mall                     2003          1973/2000                3        440,301          369,303       809,604




Festival at Exton                     1998            1991                  12         60,425           84,578       145,003

Paxton Towne Center (1)               1999            2001                   2        151,627          292,863       444,490



Beaver Valley Mall                    2002          1970/1991               12        511,267          447,952       959,219



Northeast Tower Center              1998/1999       1997/1998                5        250,903          182,521       433,424



The Gallery at Market East            2003          1977/1983               20              -          192,440       192,440

Plymouth Meeting Mall                 2003          1966/1999                4        345,000          405,911       750,911


Creekview Shopping Center             1999            2001                   2              -          136,086       136,086


Willow Grove Park                   2000/2003       1982/2001                2        225,000          339,781       564,781



Magnolia Mall (1)                     1997          1979/1992               11        343,118          223,193       566,311



The Commons at Magnolia               1999          1991/2002                1         51,574           52,870       104,444

----------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED                                                                  4,114,191        4,890,299     9,004,490
----------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE                                                                 1,635,244        2,072,799     3,708,043
----------------------------------------------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and Joint
 Venture                                                                            5,749,435        6,963,098    12,712,533
----------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned and Joint
 Venture                                                                  6.66
----------------------------------------------------------------------------------------------------------------------------

                                   Space Not
                                     Owned                          TOTAL Property
Retail Properties-Wholly Owned    (Name/GLA)                                   GLA   Majors / Anchors         Lease Expiration
------------------------------   --------------                     --------------   -------------------      ----------------
Christiana Power Center I                                      -           302,409   Costco                   1/31/19
                                                                                     Dick's Sporting Gds      11/30/13
South Blanding Village                                         -           106,657   Staples                  9/30/08
                                                                                     Food Lion                7/31/08
Dartmouth Mall                                                 -           616,692   JC Penney                7/31/09
                                                                                     Sears                    4/12/06
Prince Georges Plaza (1)                                       -           751,430   JC Penney                7/31/04
                                                                                     Hecht                    10/31/08
Cherry Hill Mall                 JC Penney               740,770         1,275,137   JC Penney                N/A
                                 Macy's                                              Macy's                   N/A
                                 Strawbridge's                                       Strawbridge's            N/A
Moorestown Mall                  Lord & Taylor           321,200         1,055,746   Boscov's                 10/31/10
                                 Strawbridge's                                       Lord & Taylor            N/A
                                                                                     Sears                    10/5/22
                                                                                     Strawbridge's            N/A
Echelon Mall                     Boscov's                396,783         1,142,467   Boscov's                 N/A
                                 Strawbridge's                                       Strawbridge's            N/A
Crest Plaza Shopping Center (1)  Target                  143,130           249,122   Weis Market              1/31/07
                                                                                     Target                   N/A
Exton Square Mall                Strawbridge's           277,468         1,087,072   Boscov's                 10/31/19
                                 K-Mart                                              JC Penney                5/31/20
                                                                                     K-Mart                   N/A
                                                                                     Sears                    1/31/20
                                                                                     Strawbridge's            N/A
Festival at Exton                                              -           145,003   Sears Hardware           8/18/04
                                                                                     Clemen's                 10/31/11
Paxton Towne Center (1)          Target                  273,058           717,548   Target                   N/A
                                 Costco                                              Kohl's                   1/25/21
                                                                                     Weis                     11/30/20
                                                                                     Costco                   N/A
Beaver Valley Mall               Kaufmann's              204,770         1,163,989   Boscov's                 9/30/18
                                                                                     JC Penney                9/30/17
                                                                                     Sears                    8/15/06
                                                                                     Kaufmann's               N/A
Northeast Tower Center           Raymour &                38,678           472,102   Home Depot               9/30/05
                                 Flanigan                                            Dick's Sporting Gds      7/31/08
                                                                                     Petsmart                 2/28/12
                                                                                     Wal-Mart                 1/31/14
The Gallery at Market East                                     -           192,440   K-Mart                   N/A
                                                                                     Strawbridge's            N/A
Plymouth Meeting Mall            Strawbridge's           214,635           965,546   AMC Theater              12/31/18
                                                                                     Boscov's                 10/31/16
                                                                                     Strawbridge's            N/A
Creekview Shopping Center        Target                  288,916           425,002   Target                   N/A
                                 Lowe's                                              Lowe's                   N/A
                                                                                     Genuardi's               12/31/21
Willow Grove Park                Sears                   641,861         1,206,642   Sears                    N/A
                                 Bloomingdale's                                      Bloomingdale's           N/A
                                 Strawbridge's                                       Strawbridge's            N/A
                                                                                     Macy's                   1/31/22
Magnolia Mall (1)                                              -           566,311   Belk                     1/31/06
                                                                                     Best Buy                 1/31/13
                                                                                     JC Penney                3/31/07
                                                                                     Sears                    10/18/04
The Commons at Magnolia          Target                  126,200           230,644   Goody's                  5/31/12
                                                                                     Target                   N/A
------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED                                     3,667,469        12,671,959
------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE                           -        1,265,598         4,973,641
------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned and
 Joint Venture                                -        4,933,067        17,645,600
------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned and
 Joint Venture
------------------------------------------------------------------------------------------------------------------------------

            Summary of Properties for Wholly Owned and

                     Joint Venture Properties
---------------------------------------------------------------
Enclosed Mall   PREIT Managed      Existing      Wholly owned

      14             21               18              19
---------------------------------------------------------------
Power Center    Third Party         New        Joint Venture
                  Managed

       8              7                7              10
---------------------------------------------------------------
Strip Center                   Redevelopment
       6                               3
---------------------------------------------------------------
      28             28               28              29
---------------------------------------------------------------

                 Summary of Total Owned GLA for Wholly Owned and

                            Joint Venture Properties

Enclosed Mall      PREIT Managed        Existing      Wholly Owned       Top 5 assets as a percentage of
                                                                                     Total
                                                                                   Owned GLA:
8,910,118          9,577,493          6,956,467       9,004,490                     31.6%
-----------------------------------------------------------------------------------------------------------
Power Center   Third Party Managed        New        Joint Venture    Top asset as a percentage of Total
                                                                                   Owned GLA:

 3,047,905         3,135,040          4,332,333       3,708,043                     7.5%
-----------------------------------------------------------------------------------------------------------
Strip Center                         Redevelopment
   754,510                              1,423,733
-----------------------------------------------------------------------------------------------------------
12,712,533        12,712,533         12,712,533      12,712,533
-----------------------------------------------------------------------------------------------------------

(1) Property is currently under development or redevelopment; however, certain stores are open.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

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PORTFOLIO SUMMARY--RETAIL JOINT VENTURE
(Sorted by State)

                                                            Property      Management                     Ownership
Retail Properties-Joint Venture         City       State     Subtype        Status      Property Status  Interest
-------------------------------    -------------   -----   ------------   -----------   ---------------  ---------
Rio Mall                           Rio Grande        NJ    Strip Center   Third Party      Existing            60%

Lehigh Valley Mall                 Allentown         PA    Enclosed       Third Party      Existing            50%
                                                           Mall

Whitehall Mall                     Allentown         PA    Power          Third Party      Existing            50%
                                                           Center

Palmer Park Mall                   Easton            PA    Enclosed          PREIT         Existing            50%
                                                           Mall
Laurel Mall                        Hazleton          PA    Enclosed       Third Party      Existing            40%
                                                           Mall

Red Rose Commons                   Lancaster         PA    Power          Third Party      Existing            50%
                                                           Center
The Court at Oxford Valley         Langhorne         PA    Power          Third Party      Existing            50%
                                                           Center

Metroplex Shopping Center          Plymouth Mtg.     PA    Power          Third Party      Existing            50%
                                                           Center

Springfield Park  I & II           Springfield       PA    Strip Center      PREIT         Existing            50%


------------------------------------------------------------------------------------------------------------------
TOTAL FOR JOINT VENTURE
------------------------------------------------------------------------------------------------------------------

                                                 Year Built/
                                                    Last       Years Since   Owned GLA     Owned GLA       TOTAL
Retail Properties-Wholly Owned   Date Acquired    Renovated    Renovation    (anchors)   (non-anchors)   Owned GLA
------------------------------   -------------   -----------   -----------   ---------   -------------   ---------
Rio Mall                             1973          1973/1999             4     136,066          29,517     165,583

Lehigh Valley Mall                   1973          1977/1996             7     212,000         467,159     679,159


Whitehall Mall                       1964          1964/1998             5     294,635         239,086     533,721


Palmer Park Mall                     1972          1972/1998             5     314,235         131,937     446,172

Laurel Mall                          1988          1973/1995             8     350,753         208,049     558,802


Red Rose Commons                     1998             1998               5           -         263,452     263,452

The Court at Oxford Valley           1997             1996               7     176,831         280,031     456,862


Metroplex Shopping Center            1999             2001               2      67,185         410,276     477,461


Springfield Park  I & II           1997/1998       1997/1998             5      83,539          43,292     126,831


------------------------------------------------------------------------------------------------------------------
TOTAL FOR JOINT VENTURE                                                      1,635,244       2,072,799   3,708,043
------------------------------------------------------------------------------------------------------------------

                                                                TOTAL
Retail Properties-Wholly Owned   Space Not Owned (Name/GLA)  Property GLA     Majors / Anchors    Lease Expiration
------------------------------   --------------------------  ------------   -------------------   ----------------

Rio Mall                                                 -        165,583   K-Mart                     7/31/18
                                                                            Staples                    10/31/04
Lehigh Valley Mall               JC Penney         371,986      1,051,145   Macy's                     7/31/12
                                 Strawbridge's                              JC Penney                  N/A
                                 Firestone                                  Strawbridge's              N/A
Whitehall Mall                                           -        533,721   Kohl's                     3/9/07
                                                                            Sears                      9/18/11
                                                                            Bed, Bath & Beyond         1/31/10
Palmer Park Mall                                         -        446,172   BonTon                     7/25/14
                                                                            Boscov's                   10/31/18
Laurel Mall                                              -        558,802   Boscov's                   4/30/08
                                                                            K-Mart                     8/31/19
                                                                            JC Penney                  10/31/09
Red Rose Commons                 Weis Markets      199,590        463,042   Weis Markets               N/A
                                 Home Depot                                 Home Depot                 N/A
The Court at Oxford Valley       Home Depot        247,624        704,486   Best Buy                   12/31/11
                                 BJ's                                       Dick's Sporting Gds        4/15/11
                                                                            Linens N Things            2/14/17
Metroplex Shopping Center        Target            300,729        778,190   Target                     N/A
                                 Lowe's                                     Lowe's                     N/A
                                                                            Giant                      2/28/21
Springfield Park  I & II         Target            145,669        272,500   Target                     N/A
                                                                            Bed, Bath & Beyond         1/31/09
                                                                            LA Fitness                 3/31/17
------------------------------------------------------------------------------------------------------------------
TOTAL FOR JOINT VENTURE                    -     1,265,598      4,973,641
------------------------------------------------------------------------------------------------------------------

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]
Property Acquisitions/Dispositions Summary

                                                                                                             Date Acquired,
                                                                                  Square Feet/   Ownership    Completed, or
                    Name of Project, Location                                     Units/Acres    Interest         Sold
-------------------------------------------------------------------------------   ------------   ---------   --------------
Acquisitions:
-------------
Partner's 70% interest in Willow Grove Park, Willow Grove, PA       Square Feet      1,205,720      100%           3Q03
Parcel of Land at Plymouth Meeting, Plymouth Meeting, PA                  Acres           6.08      100%           3Q03
                                                                                  ------------
TOTAL ACQUISITIONS                                                  Square Feet      1,205,720
                                                                          Acres           6.08

Pending Acquisitions:
---------------------
New Garden, New Garden, PA                                          Square Feet        394,355      100%           3Q04
                                                                                  ------------
TOTAL PENDING ACQUISITIONS                                          Square Feet        394,361

Divestitures
------------
Regency Lakeside Apartments, Omaha, NE                                    Units            433      100%          Jul-03
Emerald Point, Virginia Beach, VA                                         Units            862      100%          Jul-03
                                                                                  ------------
SUBTOTAL                                                                  Units          1,295

Fox Run Apartments, Warminster, PA                                        Units            196       50%          Sep-03
Will-O-Hill Apartments, Reading, PA                                       Units            190       50%          Sep-03
                                                                                  ------------
SUBTOTAL                                                                  Units            386

TOTAL DIVESTITURES                                                        Units          1,681

Pending Divestitures:
---------------------
None

                                                                     Total           PREIT's       Expected NOI
                    Name of Project, Location                   Cost or Price     Cost or Price      Cap (1)       Major Tenants
-------------------------------------------------------------   --------------   ---------------   ------------   ---------------

Acquisitions:
-------------
Partner's 70% interest in Willow Grove Park, Willow Grove, PA   $  122,300,000   $   122,300,000      9.00%       Bloomingdale's,
                                                                                                                  Macy's, Sears,
                                                                                                                   Strawbridge's
Parcel of Land at Plymouth Meeting, Plymouth Meeting, PA            15,750,000        15,750,000       N/A
                                                                --------------   ---------------
TOTAL ACQUISITIONS                                              $  138,050,000   $   138,050,000

Pending Acquisitions:
---------------------
New Garden, New Garden, PA                                      $   34,761,000   $    18,821,000      10.6%         Home Depot
                                                                --------------   ---------------
TOTAL PENDING ACQUISITIONS                                      $   34,761,000   $    18,821,000

Divestitures
------------
Regency Lakeside Apartments, Omaha, NE
Emerald Point, Virginia Beach, VA
                                                                --------------
SUBTOTAL                                                        $   81,400,000

Fox Run Apartments, Warminster, PA
Will-O-Hill Apartments, Reading, PA
                                                                --------------
SUBTOTAL                                                        $    8,600,000

TOTAL DIVESTITURES                                              $   90,000,000

Pending Divestitures:
---------------------
None

(1) Expected NOI Cap is defined as PREIT's share of NOI in the year of stabilization divided by PREIT's share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT's incremental investment in the property.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]
Development Activity

                                                                          TOTAL                                         PREIT's
                                                                        PROJECTED         TOTAL         PREIT's        SHARE OF
                                                          PROPERTY      PROPERTY        PROJECTED       SHARE OF      INVESTMENT
           NAME OF PROJECT                LOCATION          TYPE     GLA (sq ft) (1)     COST (1)         COST         TO DATE
--------------------------------------  -------------  ------------  ---------------  --------------  ------------  --------------
Christiana Power Center (Phase II) (2)  Newark, DE     Power Center          355,670  $   35,542,768  $ 35,542,768  $    4,360,596
New Garden                              New Garden     Power Center          394,355      34,761,000    18,821,000       1,323,683
                                        Twp, PA
Pavilion at Market East (3)             Philadelphia,  Land                      N/A             N/A           N/A       1,506,178
                                        PA
----------------------------------------------------------------------------------------------------------------------------------
Total Development Activity                                                   750,025  $   70,303,768  $ 54,363,768  $    7,190,457
==================================================================================================================================

                                          EXPECTED    CONST    DATE OF     EXPECTED    STABILIZED
                                         STABILIZED   START    INITIAL      DATE OF    OPERATIONS
           NAME OF PROJECT                NOI CAP     DATE    OCCUPANCY   COMPLETION      DATE         STATUS
--------------------------------------   ----------   -----   ---------   ----------   ----------   ------------
Christiana Power Center (Phase II) (2)      9.8%      2Q04       2Q05        2Q05         2Q05      Development
New Garden                                 10.6%      3Q04       3Q05        1Q06         1Q06      Development

Pavilion at Market East (3)                 N/A        N/A       N/A          N/A         N/A       Construction

----------------------------------------------------------------------------------------------------------------
Total Development Activity                 10.1%
================================================================================================================

                                           %       %          %                                  PREIT's
               NAME OF PROJECT           COMP.   LEASED   OCCUPIED            ANCHORS             SHARE
--------------------------------------   -----   ------   --------   -------------------------   -------
Christiana Power Center (Phase II) (2)    12%     79%        0%      Target, Bed Bath & Beyond     100%
New Garden                                5%      30%        0%      Home Depot, Supermarket       100%

Pavilion at Market East (3)               N/A     N/A        N/A     TBD                           50%

---------------------------------------------------------------------------------------------------------
Total Development Activity
=========================================================================================================

(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.

(2) The Company, through a joint venture partnership, has filed a complaint against the Delaware Department of Transportation and the Delaware Secretary of Transportation arising from their prior agreements to take actions necessary for development of the joint venture's Christiana Phase II Power Center. The ultimate disposition of this proceeding and the related delay in the development of this property is not clear at this time.

(3) The Company's original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the project joint venture, which continues to own the unimproved land.

Redevelopment Activity

                                                                      TOTAL
                                                                    PROJECTED          TOTAL           PREIT's       PREIT's SHARE
                                                    PROPERTY         PROPERTY        PROJECTED        SHARE OF       OF INVESTMENT
       NAME OF PROJECT             LOCATION           TYPE       GLA (sq ft) (1)     COST (1)           COST            TO DATE
----------------------------   ---------------   -------------   ---------------   --------------   --------------   -------------
Magnolia Mall (2)              Florence, SC      Enclosed Mall           579,244   $   11,529,000   $   10,873,575   $   7,116,667
Prince Georges Plaza (2)(3)    Hyattsville, MD   Enclosed Mall           893,274       24,146,000       17,200,000       3,049,831
Crest Plaza (2)(4)             Allentown, PA     Strip Center            259,854       17,800,000       12,788,000      12,812,000
----------------------------------------------------------------------------------------------------------------------------------
Total Redevelopment Activity                                     $     1,732,372   $   53,475,000   $   40,861,575   $  22,978,498
==================================================================================================================================

                                EXPECTED    CONST    DATE OF     EXPECTED    STABILIZED
                               STABILIZED   START    INITIAL     DATE OF     OPERATIONS
       NAME OF PROJECT          NOI CAP     DATE    OCCUPANCY   COMPLETION      DATE         STATUS
----------------------------   ----------   -----   ---------   ----------   ----------   -------------
Magnolia Mall (2)                11.1%       2Q02      4Q02        3Q04         3Q04      Construction
Prince Georges Plaza (2)(3)      12.0%       2Q03      4Q04        4Q04         4Q05      Construction
Crest Plaza (2)(4)                4.8%       3Q99      1Q03        2Q04         2Q04      Redevelopment
-------------------------------------------------------------------------------------------------------
Total Redevelopment Activity      9.5%
=======================================================================================================

                                 %                   %                                     PREIT's
         NAME OF PROJECT       COMP.   % LEASED   OCCUPIED             ANCHORS              SHARE
----------------------------   -----   --------   --------   ---------------------------   -------
Magnolia Mall (2)               74%       88%       74%      Best Buy, Foodcourt             100%
Prince Georges Plaza (2)(3)     18%       65%        0%      Target                          100%
Crest Plaza (2)(4)              85%       92%       73%      Eckerds, Applebee's, Target     100%
--------------------------------------------------------------------------------------------------
Total Redevelopment Activity
==================================================================================================

(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.
(2)  Income producing property, but still under development.
(3) Prince Georges Plaza's % leased is based on the 210,010 sq foot redevelopment area which was vacant at 9/30/03.
(4) PREIT's share of investment to date includes certain costs that are reimbursable by the tenant. Both "PREIT's Share of Costs" and "PREIT Investment to Date" are estimated to be $12,788,000 upon project completion.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

Top Twenty Tenants (by PREIT's share of Annualized Base Rent)

                               Number of     GLA of       Annualized          PREIT's share of         Percent of PREIT's Total
            Tenant               Stores      Stores        Base Rent      Annualized Base Rent (2)         Retail Base Rent
----------------------------   ---------   ----------   ---------------   ------------------------     ------------------------
The Gap, Inc./Old Navy (1)            28      349,635   $     7,779,202   $              6,967,721                         5.02%

The Limited Stores, Inc. (1)          50      320,771         7,149,748                  6,552,446                         4.72%

Footlocker, Inc.                      27      126,208         2,955,700                  2,586,939                         1.86%

Zales                                 41       36,938         2,773,573                  2,531,298                         1.82%

Boscov's                               7    1,308,706         3,137,572                  2,345,972                         1.69%

Dick's Sporting Goods                  4      199,694         2,990,188                  2,158,094                         1.55%

Bed Bath & Beyond                      6      203,543         2,681,393                  1,816,558                         1.31%

Sam Goody/Suncoast (1)                16       57,028         1,770,552                  1,656,151                         1.19%

JC Penney                              9      841,212         1,681,575                  1,550,470                         1.12%

Circuit City                           4      116,730         1,652,592                  1,406,335                         1.01%

Kay Bee Toys                          14       75,685         1,518,335                  1,349,230                         0.97%

Trans World Entertainment             13       57,011         1,576,496                  1,274,357                         0.92%

Lenscrafters                          11       53,511         1,390,199                  1,259,771                         0.91%

Payless Shoe Source (1)               22       66,286         1,409,664                  1,241,979                         0.89%

American Eagle Outfitters             10       50,863         1,424,530                  1,236,002                         0.89%

Best Buy                               3      137,397         2,096,845                  1,220,923                         0.88%

Kay Jewelers                          11       16,284         1,390,279                  1,157,239                         0.83%

PetSmart                               4      104,755         1,721,271                  1,083,724                         0.78%

Barnes & Noble/B. Dalton               4       89,933         1,716,570                    960,519                         0.69%

Toys R Us                              4      132,890         1,389,214                    909,345                         0.65%
                               ---------   ----------   ---------------   ------------------------     ------------------------
     Total Top 20 Tenants            288    4,345,080        50,205,499                 41,265,074                        29.72%
                               ---------   ----------   ---------------   ------------------------     ------------------------

     Total Retail Leased           1,689   11,665,884   $   101,670,917   $            138,839,092(3)                    100.00%
                               ---------   ----------   ---------------   ------------------------     ------------------------

(1) Includes lease(s) in which tenant pays straight percentage rent in lieu of minimum rent. No annualized rent has been estimated for these leases.

(2) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint venture.

(3) PREIT's share of annualized base rent is derived by annualizing 3rd quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                  Retail Lease Expiration Schedule - Anchors(1)

          Year                 Leases              Gross Leasable Area
          ----                 ------              -------------------

                          Number of Leases                     Percent of
 Lease Expiration Year        Expiring         Expiring GLA      Total
 ---------------------    ----------------     ------------    ----------
       Prior (2)                  0                       -          0.00%
          2003                    0                       -          0.00%
          2004                    4                 280,367          5.20%
          2005                    1                 136,633          2.53%
          2006                    3                 414,992          7.69%
          2007                    4                 327,160          6.06%
          2008                    5                 625,909         11.60%
          2009                    3                 206,252          3.82%
          2010                    1                 202,765          3.76%
          2011                    3                 335,585          6.22%
          2012                    2                 241,940          4.48%
          2013                    2                  71,634          1.33%
       Thereafter                21               2,551,807         47.30%
                           ----------------     ------------    ----------
        Totals:                  49               5,395,044           100%
                           ================     ============    ==========

        Year                          Annualized Base Rent
        ----                          --------------------
                                                              Percent of
                                           PREIT's Share of      Total        Average
                        Rent in Expiring   Rent in Expiring     (PREIT's   Expiring Base
Lease Expiration Year         Year             Year (3)          Share)       Rent psf
---------------------   ----------------   ----------------   ----------   -------------
      Prior (2)         $              -   $              -         0.00%  $           -
        2003                           -                  -         0.00%              -
        2004                     594,240            522,384         2.90%           2.12
        2005                   1,250,000          1,250,000         6.94%           9.15
        2006                     849,731            849,731         4.71%           2.05
        2007                     930,893            920,993         5.11%           2.85
        2008                   1,223,065            781,465         4.34%           1.95
        2009                   1,502,609            979,504         5.43%           7.29
        2010                     725,507            725,507         4.03%           3.58
        2011                   2,305,126          1,152,563         6.39%           6.87
        2012                     350,707            313,826         1.74%           1.45
        2013                   1,073,994          1,073,994         5.96%          14.99
     Thereafter               11,692,118          9,454,335        52.45%           4.58
                        ----------------   ----------------   ----------   -------------
       Totals:          $     22,497,989   $     18,024,301          100%  $        4.17
                        ================   ================   ==========   =============

(1)  Includes only Owned Anchor space.

(2) Includes all tenant leases which have already expired and are on a Month to Month basis.

(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                Retail Lease Expiration Schedule - Non Anchors(1)

        Year                 Leases           Gross Leasable Area
        ----                 ------           -------------------

                        Number of Leases                  Percent of
Lease Expiration Year       Expiring       Expiring GLA      Total
---------------------   ----------------   ------------   ----------
      Prior (2)                 31               51,687         0.82%
        2003                    55              105,573         1.68%
        2004                   189              496,651         7.92%
        2005                   209              574,626         9.16%
        2006                   187              715,253        11.41%
        2007                   175              478,393         7.63%
        2008                   139              441,869         7.05%
        2009                   132              400,322         6.38%
        2010                   177              586,805         9.36%
        2011                   129              719,723        11.48%
        2012                    97              465,316         7.42%
        2013                    72              279,504         4.46%
     Thereafter                 48              955,118        15.23%
                        ----------------   ------------   ----------

       Totals:                1640            6,270,840         100%

         Year                          Annualized Base Rent
         ----                          --------------------
                                                                Percent of
                                           PREIT's Share of       Total
                        Rent in Expiring   Rent in Expiring      (PREIT's     Average Expiring
Lease Expiration Year         Year               Year             Share)       Base Rent psf
---------------------   ----------------   ----------------     ----------    ----------------
      Prior (2)         $      1,040,221   $        917,150           0.70%   $          20.13
         2003                  2,594,119          2,192,626           1.68%              24.57
         2004                 11,309,453         10,012,099           7.68%              22.77
         2005                 14,502,448         13,522,202          10.37%              25.24
         2006                 16,467,114         15,065,205          11.55%              23.02
         2007                 11,438,903         10,161,950           7.79%              23.91
         2008                 11,680,570         10,865,734           8.33%              26.43
         2009                 11,872,046         10,970,353           8.41%              29.66
         2010                 15,798,061         14,800,052          11.35%              26.92
         2011                 17,109,138         13,452,728          10.31%              23.77
         2012                 12,022,025         10,582,521           8.11%              25.84
         2013                  7,522,029          6,696,323           5.13%              26.91
      Thereafter              15,802,792         11,186,188           8.58%              16.55
                        ----------------   ----------------     ----------    ----------------
       Totals:          $    149,158,919   $    130,425,131            100%   $          23.79
                        ================   ================     ==========    ================

(1)  Includes only Owned Non-Anchor space.

(2) Includes all tenant leases which have already expired and are on a Month to Month basis.

(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

Leasing Activity Summary

                                                              RETAIL

                                                      Average                                    Annualized
                                                      previous     Average New    Increase/         Tenant
                                                     Base Rent      Base Rent    Decrease in   Improvements psf
New Lease                    Number       GLA           psf            psf      Base Rent psf         (1)
------------------------  -----------  ----------  -------------  ------------  -------------  -----------------
Previously Leased Space:

1st Quarter                    5            6,660  $       37.76  $      42.45  $        4.69  $               -

2nd Quarter                    8           20,062          27.90         31.77           3.87

3rd Quarter                    5           16,243          26.72         32.85           6.13               3.08

4th Quarter                                                                                 -                  -
                          -----------  ----------  -------------  ------------  -------------  -----------------
Total or Average              18           42,965  $       28.98  $      33.83  $        4.85  $            1.16
                          ===========  ==========  =============  ============  =============  =================

Previously Vacant Space:

1st Quarter                    3            4,774  $           -  $      43.23  $       43.23  $               -

2nd Quarter                   10           24,388              -         24.53          24.53               0.50

3rd Quarter                   17          180,911                         6.35           6.35               0.74

4th Quarter                                                                                 -                  -
                          -----------  ----------  -------------  ------------  -------------  -----------------
Total or Average              30          210,073  $           -  $       9.30  $        9.30               0.70
                          ===========  ==========  =============  ============  =============  =================

                           Annualized     TOTAL Annualized
                            Leasing    costs of Leasing psf
                          Commissions         (1)(2)
New Lease                  psf (1)(2)
------------------------  -----------  --------------------
Previously Leased Space:

1st Quarter               $         -  $                  -

2nd Quarter                         -                     -

3rd Quarter                         -                  3.08

4th Quarter                                               -
                          -----------  --------------------
Total or Average          $         -  $               1.16
                          ===========  ====================

Previously Vacant Space:

1st Quarter               $         -  $                  -

2nd Quarter                                            0.50

3rd Quarter                                            0.74

4th Quarter                                               -
                          -----------  --------------------
Total or Average          $         -  $               0.70
                          ===========  ====================

                                                      Average                                    Annualized
                                                      previous     Average New    Increase/         Tenant
Renewal (3)                                          Base Rent      Base Rent    Decrease in   Improvements psf
-----------                  Number       GLA           psf            psf      Base Rent psf         (1)
                          -----------  ----------  -------------  ------------  -------------  -----------------
1st Quarter                        14      35,368  $       22.87  $      28.65  $        5.78  $               -

2nd Quarter                        11      35,004          15.02         20.02           5.00

3rd Quarter                        21     159,503          11.77         12.65           0.88

4th Quarter                                                                                 -
                          -----------  ----------  -------------  ------------  -------------  -----------------
Total or Average                   46     229,875  $       13.97  $      16.23  $        2.26  $               -
                          ===========  ==========  =============  ============  =============  =================

                           Annualized
                            Leasing      TOTAL Annualized
                          Commissions  Costs of Leasing psf
                           psf (1)(2)        (1)(2)
                          -----------  --------------------
1st Quarter               $         -  $                  -

2nd Quarter                                               -

3rd Quarter                                               -

4th Quarter                                               -
                          -----------  --------------------
Total or Average          $         -  $                  -
                          -----------  --------------------

(1) These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2)  External commissions only.

(3)  This category includes expansions, relocations and lease extensions.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                                                               Capital Expenditures

                                                                      Q3 03
                                                         (3 months ended September 30, 2003)

Retail                                               Wholly Owned   Joint Ventures       Total
----------------------------------------------       ------------   --------------   -------------
New development projects                             $  2,222,124   $        3,764   $   2,225,888

Redevelopment projects with incremental GLA             2,333,248            3,512       2,336,760

   and/or Anchor Replacement                                                                     -

Renovation with no incremental GLA                                                               -

Tenant allowances                                         508,803           82,668         591,471

Operational capital expenditures at properties:                                                  -

    CAM expenditures                                        8,255                            8,255

    Non-CAM expenditures                                  465,079          140,957         606,036
                                                     ------------   --------------   -------------
Total                                                $  5,537,509   $      230,901   $   5,768,410
                                                     ============   ==============   =============

External and internal leasing commissions for this period were $2,000

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                   Enclosed Malls

          (Includes Non-Anchor Owned Space)

                                                                  Q303
                                       --------------------------------------------------------------
                                         Avg Base   Avg % Rent    Additional    Avg Comp  Occup. Cost
                                         Rent psf     psf (1)    Charges psf   sales psf     Ratio
                                           (1)                                    (2)
                                       -----------  ----------   -----------   --------   -----------
Beaver Valley Mall                     $     17.56  $     0.43   $      5.27   $    243          9.57%
Cherry Hill Mall                             35.24        0.83         16.12        413         12.64%
Dartmouth Mall                               18.57        1.40          7.64        392          7.04%
Echelon Mall                                 23.38        0.20         11.88        242         14.65%
Exton Square Mall                            33.91        0.51          8.47        363         11.82%
The Gallery at Market East                   32.14        0.36          4.48        410          9.02%
Laurel Mall                                  13.10        0.51          4.69        263          6.96%
Lehigh Valley Mall                           30.05        0.61          9.78        432          9.37%
Magnolia Mall (3)                            24.36        1.22          8.72        317         10.82%
Moorestown Mall                              24.37        0.63         12.70        331         11.39%
Palmer Park Mall                             21.30        1.21          9.33        333          9.56%
Plymouth Meeting                             18.87        0.47          8.19        264         10.43%
Prince Georges Plaza (3)                     23.34        1.09         10.54        398          8.79%
Willow Grove Park                            37.55        0.35         17.96        404         13.83%
                                       -----------  ----------   -----------   ---------  -----------
Enclosed Malls weighted average        $     26.41  $     0.61   $     10.33   $    345         10.82%
                                       -----------  ----------   -----------   ---------  -----------
Wholly Owned Properties                $     25.73  $     0.62   $      9.96   $    331         10.96%
Joint Venture Properties               $     28.17  $     0.59   $     11.28   $    381         10.52%
                                       -----------  ----------   -----------   ---------  -----------
PRI-managed                            $     26.75  $     0.62   $     10.74   $    339         11.25%
Non PRI-managed                        $     24.68  $     0.57   $      8.17   $    378          8.84%
                                       -----------  ----------   -----------   ---------  -----------
Same Properties/Existing               $     22.49  $     0.89   $      8.16   $    377          8.37%
New                                    $     27.91  $     0.50   $     11.16   $    333         11.88%
Redevelopment Properties               $     23.70  $     1.14   $      9.90   $    369          9.41%

                                                                 % Change
                                       --------------------------------------------------------------
                                         Avg Base   Avg % Rent    Additional    Avg Comp  Occup. Cost
                                         Rent psf       psf      Charges psf   Sales psf     Ratio
                                       -----------  ----------   -----------   ---------  -----------
Beaver Valley Mall                             0.0%      -18.6%          0.1%       -2.0%        0.16%
Cherry Hill Mall                               N/A         N/A           N/A         N/A          N/A
Dartmouth Mall                                 3.0%      -14.7%         11.4%        0.5%        0.24%
Echelon Mall                                   N/A         N/A           N/A         N/A          N/A
Exton Square Mall                              N/A         N/A           N/A         N/A          N/A
The Gallery at Market East                     N/A         N/A           N/A         N/A          N/A
Laurel Mall                                    2.1%       -8.9%          8.0%       -3.3%        0.44%
Lehigh Valley Mall                             8.8%      -32.2%         16.1%       -1.2%        0.91%
Magnolia Mall (3)                             21.9%      -21.7%          5.2%        3.9%        1.04%
Moorestown Mall                                N/A         N/A           N/A         N/A          N/A
Palmer Park Mall                               6.9%      -15.3%         -3.4%        0.9%        0.16%
Plymouth Meeting                               N/A         N/A           N/A         N/A          N/A
Prince Georges Plaza (3)                       0.4%       13.8%          3.4%        1.0%        0.05%
Willow Grove Park                              6.6%      -22.6%         12.7%        3.1%        0.66%
                                       -----------  ----------   -----------   ---------  -----------
Enclosed Malls weighted average               14.2%      -28.8%         21.6%       -2.8%        1.68%
                                       -----------  ----------   -----------   ---------  -----------
Wholly Owned Properties                       44.9%      -38.6%         67.1%        6.9%        2.98%
Joint Venture Properties                       6.5%      -23.2%         12.0%       -0.7%        0.79%
                                       -----------  ----------   -----------   ---------  -----------
PRI-managed                                   16.0%      -30.9%         16.3%        0.8%        1.37%
Non PRI-managed                                6.2%      -27.6%         13.2%       -2.5%        0.78%
                                       -----------  ----------   -----------   ---------  -----------
Same Properties/Existing                       4.9%      -18.7%         10.5%       -1.5%        0.55%
New                                            8.7%        2.0%          9.7%        6.0%        0.31%
Redevelopment Properties                       7.6%       -3.9%          4.3%        2.4%        0.34%

                                                                     Q302
                                       --------------------------------------------------------------
                                         Avg Base      Avg %     Additional     Avg Comp  Occup. Cost
                                         Rent psf      Rent      Charges psf   Sales psf     Ratio
                                           (1)        psf (1)                      (2)
                                       --------------------------------------------------------------
Beaver Valley Mall                     $     17.55  $     0.52   $      5.27   $     248         9.41%
Cherry Hill Mall                               N/A         N/A           N/A         N/A          N/A
Dartmouth Mall                               18.02        1.64          6.86         390         6.80%
Echelon Mall                                   N/A         N/A           N/A         N/A          N/A
Exton Square Mall                              N/A         N/A           N/A         N/A          N/A
The Gallery at Market East                     N/A         N/A           N/A         N/A          N/A
Laurel Mall                                  12.83        0.56          4.34         272         6.52%
Lehigh Valley Mall                           27.62        0.89          8.43         437         8.45%
Magnolia Mall (3)                            19.98        1.56          8.29         305         9.78%
Moorestown Mall                                N/A         N/A           N/A         N/A          N/A
Palmer Park Mall                             19.94        1.43          9.65         330         9.40%
Plymouth Meeting                               N/A         N/A           N/A         N/A          N/A
Prince Georges Plaza (3)                     23.24        0.96         10.20         394         8.73%
Willow Grove Park                            35.22        0.46         15.94         392        13.17%
                                       -----------  ----------   -----------   ---------  -----------
Enclosed Malls weighted average              23.12        0.86          8.50         355         9.15%
                                       -----------  ----------   -----------   ---------  -----------
Wholly Owned Properties                $     17.76  $     1.01   $      5.96   $     310         7.98%
Joint Venture Properties               $     26.44  $     0.76   $     10.07   $     383         9.73%
                                       -----------  ----------   -----------   ---------  -----------
PRI-managed                            $     23.05  $     0.89   $      9.24   $     336         9.88%
Non PRI-managed                        $     23.24  $     0.79   $      7.22   $     388         8.05%
                                       -----------  ----------   -----------   ---------  -----------
Same Properties/Existing               $     21.43  $     1.10   $      7.38   $     382         7.83%
New                                    $     25.68  $     0.49   $     10.17   $     314        11.57%
Redevelopment Properties               $     22.02  $     1.18   $      9.49   $     361         9.06%

(1) Base rent is actual for Q303. Additional charges and % rent are projections for 2003.
(2) Average comparable sales for Q202 are actual. Sales for the Joint Venture Q303 are projected annual comparable sales per square foot.
(3) Magnolia Mall and Prince Georges Plaza are classified as a redevelopment property and are not included in the weighted average. Occupancy

                                                              Q303
                                       -----------------------------------------------------
                                          Total       Total      In-Line only     In-Line
                                       w/Anchor %   w/Anchor %   (Non-Anchor)   (Non-Anchor)
                                          Leased    Available      % Leased     % Available
                                       -----------  ----------   ------------  -------------
Beaver Valley Mall                            89.8%       10.2%          78.1%          21.9%
Cherry Hill Mall                              93.3%        6.7%          93.3%           6.7%
Dartmouth Mall                                81.4%       18.6%          93.1%           6.9%
Echelon Mall                                  52.2%       47.8%          70.4%          29.6%
Exton Square Mall                             96.1%        3.9%          90.5%           9.5%
The Gallery at Market East                    94.5%        5.5%          94.5%           5.5%
Laurel Mall                                   96.3%        3.7%          89.9%          10.1%
Lehigh Valley Mall                            90.7%        9.3%          86.4%          13.6%

Magnolia Mall                                 91.9%        8.1%          79.3%          20.7%
Moorestown Mall                               96.2%        3.8%          91.4%           8.6%
Palmer Park Mall                              98.5%        1.5%          95.0%           5.0%
Plymouth Meeting                              74.3%       25.7%          91.8%           8.2%
Prince Georges Plaza                          88.8%       11.2%          92.9%           7.1%
Willow Grove Park                             95.0%        5.0%          91.7%           8.3%
                                       -----------  ----------   ------------  -------------
Enclosed Malls weighted average (1)           86.3%       13.7%          87.8%          12.2%
                                       -----------  ----------   ------------  -------------
Wholly Owned Properties                       83.0%       17.0%          87.1%          12.9%
Joint Venture Properties                      94.7%        5.3%          89.6%          10.4%
                                       -----------  ----------   ------------  -------------
PRI-managed                                   85.1%       14.9%          87.8%          12.2%
Non PRI-managed                               93.2%        6.8%          87.5%          12.5%
                                       -----------  ----------   ------------  -------------
Same Properties/Existing                      91.1%        8.9%          90.0%          10.0%
New                                           84.4%       15.6%          87.0%          13.0%
Redevelopment Properties                      90.1%        9.9%          87.6%          12.4%

                                                              Occupancy

                                                       Change in % Occupancy
                                       -----------------------------------------------------
                                          Total       Total      In-Line only     In-Line
                                       w/Anchor %   w/Anchor %   (Non-Anchor)   (Non-Anchor)
                                          Leased    Available      % Leased     % Available
                                       -----------  ----------   ------------  -------------
Beaver Valley Mall                            -1.8%        1.8%          -3.8%           3.8%
Cherry Hill Mall                               N/A         N/A            N/A            N/A
Dartmouth Mall                               -12.1%       12.1%           5.6%          -5.6%
Echelon Mall                                   N/A         N/A            N/A            N/A
Exton Square Mall                              N/A         N/A            N/A            N/A
The Gallery at Market East                     N/A         N/A            N/A            N/A
Laurel Mall                                    0.2%       -0.2%           0.6%          -0.6%
Lehigh Valley Mall                            -5.6%        5.6%          -8.2%           8.2%

Magnolia Mall                                  5.5%       -5.5%          -8.6%           8.6%
Moorestown Mall                                N/A         N/A            N/A            N/A
Palmer Park Mall                               3.2%       -3.2%          10.6%         -10.6%
Plymouth Meeting                               N/A         N/A            N/A            N/A
Prince Georges Plaza                          -0.2%        0.2%          -0.6%           0.6%
Willow Grove Park                             -1.0%        1.0%          -1.7%           1.7%
                                       -----------  ----------   ------------  -------------
Enclosed Malls weighted average (1)           -8.1%        8.1%          -1.2%           1.2%
                                       -----------  ----------   ------------  -------------
Wholly Owned Properties                       -9.4%        9.4%           2.8%          -2.8%
Joint Venture Properties                      -1.3%        1.3%          -2.5%           2.5%
                                       -----------  ----------   ------------  -------------
PRI-managed                                   -8.6%        8.6%           1.1%          -1.1%
Non PRI-managed                               -3.0%        3.0%          -5.5%           5.5%
                                       -----------  ----------   ------------  -------------
Same Properties/Existing                      -4.2%        4.2%          -0.4%           0.4%
New                                            N/A         N/A            N/A            N/A
Redevelopment Properties                       2.3%       -2.3%          -3.7%           3.7%

                                                               Q302
                                       -----------------------------------------------------
                                          Total       Total      In-Line only     In-Line
                                       w/Anchor %   w/Anchor %   (Non-Anchor)   (Non-Anchor)
                                          Leased    Available      % Leased     % Available
                                       -----------  ----------   ------------  -------------
Beaver Valley Mall                            91.6%        8.4%          82.0%          18.0%
Cherry Hill Mall                               N/A         N/A            N/A            N/A
Dartmouth Mall                                93.5%        6.5%          87.5%          12.5%
Echelon Mall                                   N/A         N/A            N/A            N/A
Exton Square Mall                              N/A         N/A            N/A            N/A
The Gallery at Market East                     N/A         N/A            N/A            N/A
Laurel Mall                                   96.0%        4.0%          89.3%          10.7%
Lehigh Valley Mall                            96.3%        3.7%          94.6%           5.4%
Magnolia Mall                                 86.3%       13.7%          87.9%          12.1%
Moorestown Mall                                N/A         N/A            N/A            N/A
Palmer Park Mall                              95.4%        4.6%          84.4%          15.6%
Plymouth Meeting                               N/A         N/A            N/A            N/A
Prince Georges Plaza                          89.0%       11.0%          93.5%           6.5%
Willow Grove Park                             96.0%        4.0%          93.4%           6.6%
                                       -----------  ----------   ------------  -------------
Enclosed Malls weighted average (1)           94.5%        5.5%          88.9%          11.1%
                                       -----------  ----------   ------------  -------------
Wholly Owned Properties                       92.3%        7.7%          84.3%          15.7%
Joint Venture Properties                      96.0%        4.0%          92.1%           7.9%
                                       -----------  ----------   ------------  -------------
PRI-managed                                   93.7%        6.3%          86.8%          13.2%
Non PRI-managed                               96.2%        3.8%          93.0%           7.0%
                                       -----------  ----------   ------------  -------------
Same Properties/Existing                      95.3%        4.7%          90.4%           9.6%
New                                            N/A         N/A            N/A            N/A
Redevelopment Properties                      87.8%       12.2%          91.3%           8.7%

(1) Magnolia Mall and Prince Georges Plaza are classified as a redevelopment property and are not included in the weighted average.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

               Power Centers
     (Includes Non-Anchor Owned Space)

                                                              Q303                                     % Change
                                               -----------------------------------         ----------------------------------
                                                Avg Base      Avg %     Additional         Avg Base     Avg %     Additional
                                                Rent psf    Rent psf     Charges           Rent psf   Rent psf      Charges
                                                   (1)        (1)          psf                                        psf
                                               ----------  ----------  -----------         --------   --------    -----------
Christiana Power Center                        $    19.37  $        -  $      1.84              0.0%       N/A            8.5%
Creekview Shopping Center                           14.33           -         2.74              6.6%       N/A           34.3%
Northeast Tower Center                              13.61           -         3.40              1.2%       N/A           18.2%
Paxton Towne Center                                 15.93           -         2.61              1.0%       N/A           36.0%
The Court at Oxford Valley                          15.13        0.03         3.77             -1.0%       N/A            1.7%
Red Rose Commons                                    13.22        0.02         2.89              0.0%     -35.2%          -2.8%
Whitehall Mall                                      10.64        0.36         3.01             -2.4%      47.0%           7.4%
Metroplex Shopping Center                           18.13           -         3.45              0.0%       N/A            1.1%
                                               ----------  ----------  -----------         --------   --------    -----------
Power Centers weighted average                 $    15.13  $     0.05  $      3.09             -0.1%      50.9%           7.9%
                                               ----------  ----------  -----------         --------   --------    -----------
Wholly Owned Properties                        $    15.55  $        -  $      2.72              0.7%       N/A           25.6%
Joint Venture Properties                       $    14.89  $     0.08  $      3.31             -0.6%      52.4%           1.4%
                                               ----------  ----------  -----------         --------   --------    -----------
PRI-managed                                    $    15.55  $        -  $      2.72              0.7%       N/A           25.6%
Non PRI-managed                                $    14.89  $     0.08  $      3.31             -0.6%      52.4%           1.4%
                                               ----------  ----------  -----------         --------   --------    -----------
Same Properties/Existing                       $    15.13  $     0.05  $      3.09             -0.1%      50.9%           7.9%
New                                            $        -  $        -  $         -              N/A        N/A            N/A
Redevelopment Properties                       $        -  $        -  $         -              N/A        N/A            N/A

                                                              Q302
                                               -----------------------------------
                                                Avg Base      Avg %     Additional
                                                Rent psf    Rent psf     Charges
                                                   (1)         (1)         psf
                                               ----------  ----------  -----------
Christiana Power Center                        $    19.37  $        -  $      1.69
Creekview Shopping Center                           13.44           -         2.04
Northeast Tower Center                              13.44           -         2.87
Paxton Towne Center                                 15.77           -         1.92
The Court at Oxford Valley                          15.28           -         3.70
Red Rose Commons                                    13.22        0.03         2.97
Whitehall Mall                                      10.89        0.24         2.80
Metroplex Shopping Center                           18.13           -         3.41
                                               ----------  ----------  -----------
Power Centers weighted average                 $    15.14  $     0.03  $      2.87
                                               ----------  ----------  -----------
Wholly Owned Properties                        $    15.44  $        -  $      2.17
Joint Venture Properties                       $    14.97  $     0.05  $      3.27
                                               ----------  ----------  -----------
PRI-managed                                    $    15.44  $        -  $      2.17
Non PRI-managed                                $    14.97  $     0.05  $      3.27
                                               ----------  ----------  -----------
Same Properties/Existing                       $    15.14  $     0.03  $      2.87
New                                            $        -  $        -  $         -
Redevelopment Properties                       $        -  $        -  $         -

(1) Base rent is actual for Q303. Additional charges and % rent are projections for 2003.

                                                                     Q303
                                               ----------------------------------------------------
                                                 Total       Total      In-Line only     In-Line
                                                w/Anchor   w/Anchor %   (Non-Anchor)   (Non-Anchor)
                                               % Leased    Available      % Leased      % Available
                                               ---------   ----------   ------------   ------------
Christiana Power Center                            100.0%         0.0%         100.0%           0.0%
Creekview Shopping Center                          100.0%         0.0%         100.0%           0.0%
Northeast Tower Center                             100.0%         0.0%         100.0%           0.0%
Paxton Towne Center                                 90.7%         9.3%          85.9%          14.1%
The Court at Oxford Valley                          97.1%         2.9%          95.3%           4.7%
Red Rose Commons                                    99.2%         0.8%          99.2%           0.8%
Whitehall Mall                                      97.6%         2.4%          94.7%           5.3%
Metroplex Shopping Center                          100.0%         0.0%         100.0%           0.0%
                                               ---------   ----------   ------------   ------------
Power Centers weighted average                      97.7%         2.3%          96.4%           3.6%
                                               ---------   ----------   ------------   ------------
Wholly Owned Properties                             96.9%         3.1%          94.3%           5.7%
Joint Venture Properties                            98.4%         1.6%          97.6%           2.4%
                                               ---------   ----------   ------------   ------------
PRI-managed                                         96.9%         3.1%          94.3%           5.7%
Non PRI-managed                                     98.4%         1.6%          97.6%           2.4%
                                               ---------   ----------   ------------   ------------
Same Properties/Existing                            97.7%         2.3%          96.4%           3.6%
New                                                  N/A          N/A            N/A            N/A
Redevelopment Properties                             N/A          N/A            N/A            N/A

                                                                   Occupancy
                                                              Change in % Occupancy
                                               ----------------------------------------------------
                                                 Total       Total      In-Line only     In-Line
                                                w/Anchor   w/Anchor %   (Non-Anchor)   (Non-Anchor)
                                               % Leased     Available     % Leased     % Available
                                               ---------   ----------   ------------   ------------
Christiana Power Center                              0.0%         0.0%           0.0%           0.0%
Creekview Shopping Center                            0.0%         0.0%           0.0%           0.0%
Northeast Tower Center                               0.0%         0.0%           0.0%           0.0%
Paxton Towne Center                                  2.7%        -2.7%           4.0%          -4.0%
The Court at Oxford Valley                          -2.9%         2.9%          -4.7%           4.7%
Red Rose Commons                                     0.0%         0.0%           0.0%           0.0%
Whitehall Mall                                       0.0%         0.0%          -0.1%           0.1%
Metroplex Shopping Center                            0.0%         0.0%           0.0%           0.0%
                                               ---------   ----------   ------------   ------------
Power Centers weighted average                       0.0%         0.0%          -0.1%           0.1%
                                               ---------   ----------   ------------   ------------
Wholly Owned Properties                              1.3%        -1.3%           1.6%          -1.6%
Joint Venture Properties                            -0.8%         0.8%          -1.1%           1.1%
                                               ---------   ----------   ------------   ------------
PRI-managed                                          1.3%        -1.3%           1.6%          -1.6%
Non PRI-managed                                     -0.8%         0.8%          -1.1%           1.1%
                                               ---------   ----------   ------------   ------------
Same Properties/Existing                             0.0%         0.0%          -0.1%           0.1%
New                                                  N/A          N/A            N/A            N/A
Redevelopment Properties                             N/A          N/A            N/A            N/A

                                                                    Q302
                                               ----------------------------------------------------
                                                 Total       Total      In-Line only     In-Line
                                                w/Anchor   w/Anchor %   (Non-Anchor)   (Non-Anchor)
                                               % Leased     Available     % Leased     % Available
                                               ---------   ----------   ------------   ------------
Christiana Power Center                            100.0%         0.0%         100.0%           0.0%
Creekview Shopping Center                          100.0%         0.0%         100.0%           0.0%
Northeast Tower Center                             100.0%         0.0%         100.0%           0.0%
Paxton Towne Center                                 88.0%        12.0%          81.9%          18.1%
The Court at Oxford Valley                         100.0%         0.0%         100.0%           0.0%
Red Rose Commons                                    99.2%         0.8%          99.2%           0.8%
Whitehall Mall                                      97.6%         2.4%          94.7%           5.3%
Metroplex Shopping Center                          100.0%         0.0%         100.0%           0.0%
                                               ---------   ----------   ------------   ------------
Power Centers weighted average                      97.7%         2.3%          96.5%           3.5%
                                               ---------   ----------   ------------   ------------
Wholly Owned Properties                             95.6%         4.4%          92.6%           7.4%
Joint Venture Properties                            99.1%         0.9%          98.8%           1.2%
                                               ---------   ----------   ------------   ------------
PRI-managed                                         95.6%         4.4%          92.6%           7.4%
Non PRI-managed                                     99.1%         0.9%          98.8%           1.2%
                                               ---------   ----------   ------------   ------------
Same Properties/Existing                            97.7%         2.3%          96.5%           3.5%
New                                                  N/A          N/A            N/A            N/A
Redevelopment Properties                             N/A          N/A            N/A            N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

                                  Strip Centers
                        (Includes Non-Anchor Owned Space)

                                        Q303                             % Change                                 Q302
                          ---------------------------------   ---------------------------------   ---------------------------------
                          Avg Base     Avg %                                                      Avg Base     Avg %     Additional
                          Rent psf   Rent psf   Additional    Avg Base     Avg %    Additional    Rent psf   Rent psf     Charges
                            (1)        (1)      Charges psf   Rent psf   Rent psf   Charges psf      (1)        (1)         psf
                          --------   --------   -----------   --------   --------   -----------   --------   --------   -----------
Crest Plaza Shopping
 Center                   $  15.21   $      -   $      3.74       10.3%    -100.0%        217.0%  $  13.78   $   0.94   $      1.18
Festival at Exton            16.56          -          3.89        8.8%       N/A          24.3%     15.22          -          3.13
The Commons at Magnolia      12.81       0.03          1.57        3.5%     -57.2%         70.8%     12.37       0.08          0.92
Rio Mall                      5.89          -          0.25       -4.8%       N/A         -23.0%      6.18          -          0.32
South Blanding Village        8.96          -          2.61        2.2%       N/A          17.5%      8.77          -          2.22
Springfield Park I & II      17.95          -          5.40        3.6%    -100.0%          8.6%     17.33       0.15          4.97
                          ========   ========   ===========   ========   ========   ===========   ========   ========   ===========
Strip Centers weighted
 average (2)              $  13.45   $   0.01   $      2.92       -0.3%     -85.1%          4.2%  $  13.50   $   0.05   $      2.80
                          ========   ========   ===========   ========   ========   ===========   ========   ========   ===========

Wholly Owned Properties   $  13.93   $   0.01   $      2.91        5.8%     -48.4%         23.2%  $  13.16   $   0.02   $      2.36
Joint Venture Properties  $  12.21   $      -   $      2.95      -13.6%    -100.0%        -19.0%  $  14.13   $   0.11   $      3.64
                          ========   ========   ===========   ========   ========   ===========   ========   ========   ===========
PRI-managed               $  14.60   $   0.01   $      3.33        2.1%     -84.6%          8.2%  $  14.30   $   0.06   $      3.07
Non PRI-managed           $   5.89   $      -   $      0.25       -4.8%       N/A         -23.0%  $   6.18   $      -   $      0.32
                          ========   ========   ===========   ========   ========   ===========   ========   ========   ===========
Same Properties/Existing  $  13.65   $      -   $      3.32       -0.6%    -100.0%          4.0%  $  13.73   $   0.05   $      3.20
New                       $  12.81   $   0.03   $      1.57        3.5%     -57.2%         70.8%  $  12.37   $   0.08   $      0.92
Redevelopment Properties  $  15.21   $      -   $      3.74       10.3%    -100.0%        217.0%  $  13.78   $   0.94   $      1.18
                          ========   ========   ===========   ========   ========   ===========   ========   ========   ===========

(1) Base rent is actual for Q303. Additional charges and % rent are projections for 2003.
(2) Crest Plaza is classified as a Redevelopment Property and is not included in the weighted average.

                                                                                            Occupancy
                                               Q303                                   Change in % Occupancy
                          ---------------------------------------------   ---------------------------------------------
                                                               In-Line                                         In-Line
                                       Total       In-Line     (Non-                   Total       In-Line      (Non-
                            Total    w/Anchor    only (Non-    Anchor)      Total     w/Anchor   only (Non-    Anchor)
                          w/Anchor       %         Anchor)        %       w/Anchor       %         Anchor)        %
                          % Leased   Available    % Leased    Available   % Leased   Available    % Leased    Available
                          --------   ---------   ----------   ---------   --------   ---------   ----------   ---------
Crest Plaza Shopping
 Center                       84.7%       15.3%        73.5%       26.5%      38.0%      -38.0%        42.3%      -42.3%
Festival at Exton             95.5%        4.5%        92.3%        7.7%      -2.0%        2.0%        -3.4%        3.4%
The Commons at Magnolia       97.6%        2.4%        95.3%        4.7%       8.2%       -8.2%        16.9%      -16.9%
Rio Mall                      99.6%        0.4%        97.8%        2.2%       0.0%        0.0%         0.6%       -0.6%
South Blanding Village        97.4%        2.6%        91.4%        8.6%       0.0%        0.0%         0.0%        0.0%
Springfield Park I & II       90.9%        9.1%        73.5%       26.5%       0.4%       -0.4%        -9.2%        9.2%
                          ========   =========   ==========   =========   ========   =========   ==========   =========
Strip Centers weighted
 average (1)                  96.3%        3.7%        90.2%        9.8%       0.9%       -0.9%         1.7%       -1.7%
                          ========   =========   ==========   =========   ========   =========   ==========   =========

Wholly Owned Properties       96.7%        3.3%        93.1%        6.9%       1.6%       -1.6%         3.4%       -3.4%
Joint Venture Properties      95.8%        4.2%        83.3%       16.7%       0.2%       -0.2%        -3.0%        3.0%
                          ========   =========   ==========   =========   ========   =========   ==========   =========
PRI-managed                   95.2%        4.8%        89.1%       10.9%       1.2%       -1.2%         1.5%       -1.5%
Non PRI-managed               99.6%        0.4%        97.8%        2.2%       0.0%        0.0%         0.6%       -0.6%
                          ========   =========   ==========   =========   ========   =========   ==========   =========
Same Properties/Existing      96.1%        3.9%        88.7%       11.3%      -0.4%        0.4%        -2.2%        2.2%
New                           97.6%        2.4%        95.3%        4.7%       8.2%       -8.2%        16.9%      -16.9%
Redevelopment Properties      84.7%       15.3%        73.5%       26.5%      38.0%      -38.0%        42.3%      -42.3%
                          ========   =========   ==========   =========   ========   =========   ==========   =========

                                              Q302
                          ---------------------------------------------
                                                               In-Line
                                       Total       In-Line      (Non-
                            Total    w/Anchor    only (Non-    Anchor)
                          w/Anchor       %         Anchor)        %
                          % Leased   Available    % Leased    Available
                          --------   ---------   ----------   ---------
Crest Plaza Shopping
 Center                       46.8%       53.2%        31.2%       68.8%
Festival at Exton             97.5%        2.5%        95.7%        4.3%
The Commons at Magnolia       89.4%       10.6%        78.4%       21.6%
Rio Mall                      99.6%        0.4%        97.1%        2.9%
South Blanding Village        97.4%        2.6%        91.4%        8.6%
Springfield Park I & II       90.6%        9.4%        82.7%       17.3%
                          ========   =========   ==========   =========
Strip Centers weighted
 average (1)                  95.4%        4.6%        88.5%       11.5%
                          ========   =========   ==========   =========

Wholly Owned Properties       95.1%        4.9%        89.6%       10.4%
Joint Venture Properties      95.7%        4.3%        86.4%       13.6%
                          ========   =========   ==========   =========
PRI-managed                   93.9%        6.1%        87.6%       12.4%
Non PRI-managed               99.6%        0.4%        97.1%        2.9%
                          ========   =========   ==========   =========
Same Properties/Existing      96.5%        3.5%        90.9%        9.1%
New                           89.4%       10.6%        78.4%       21.6%
Redevelopment Properties      46.8%       53.2%        31.2%       68.8%
                          ========   =========   ==========   =========

(1) Crest Plaza is classified as a Redevelopment Property and is not included in the weighted average.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

         Retail Portfolio
(Includes Non-Anchor Owned Space)

                                                   Q303                           % Change
                                       -------------------------------  --------------------------------
                                       Avg Base    Avg%     Additional  Avg Base    Avg%      Additional
                                       Rent psf  Rent psf    Charges    Rent psf  Rent psf     Charges
                                         (1)        (1)       psf(1)      (1)         (1)        psf(1)
                                       --------  --------   ----------  --------  --------    ----------
Retail Portfolio weighted average (2)   $ 22.28   $ 0.41     $  7.71    19.5%       0.2%       42.8%
                                       --------  --------   ----------  --------  --------    ----------
Wholly Owned Properties (2)             $ 23.19   $ 0.47     $  8.22    42.8%       4.6%      112.5%
Joint Venture Properties                $ 20.87   $ 0.31     $  6.94     3.5%     -18.4%        8.7%
                                       --------  --------   ----------  --------  --------    ----------
PRI-managed (2)                         $ 24.23   $ 0.48     $  9.00    24.1%      -3.6%       46.0%
Non PRI-managed                         $ 17.98   $ 0.24     $  4.87     1.6%     -20.8%        6.2%
                                       --------  --------   ----------  --------  --------    ----------
Same Properties/Existing                $ 17.50   $ 0.33     $  4.80     2.0%     -15.8%        9.0%
New                                     $ 27.63   $ 0.49     $ 10.98    10.7%       5.1%       13.5%
Redevelopment Properties (2)            $ 23.00   $ 1.04     $  9.39     6.5%     -10.9%        3.7%

                                                     Q302
                                       -------------------------------
                                       Avg Base    Avg%     Additional
                                       Rent psf  Rent psf    Charges
                                         (1)        (1)       psf(1)
                                       --------  --------   ----------
Retail Portfolio weighted average (2)  $  18.64  $   0.41   $     5.40
                                       --------- --------   ----------
Wholly Owned Properties (2)            $  16.24  $   0.45   $     3.87
Joint Venture Properties               $  20.18  $   0.38   $     6.38
                                       --------- --------   ----------
PRI-managed (2)                        $  19.52  $   0.50   $     6.17
Non PRI-managed                        $  17.71  $   0.31   $     4.59
                                       --------- --------   ----------
Same Properties/Existing               $  17.16  $   0.39   $     4.40
New                                    $  24.95  $   0.47   $     9.67
Redevelopment Properties (2)           $  21.60  $   1.17   $     9.06

(1) Base rent is actual for Q303. Additional charges and % rent are projections for 2003.

(2) Crest Plaza, Magnolia Mall and Prince Georges Plaza are classified as Redevelopment Properties and are not included in the weighted average.

                                                                                                        Occupancy
                                                       Q303                                      Change in % Occupancy
                                       --------------------------------------------    --------------------------------------------
                                                                          In-Line                                         In-Line
                                                     Total      In-line    (Non-                     Total     In-line    (Non-
                                         Total     w/Anchor    only(Non-   Anchor)      Total     w/Anchor    only(Non-   Anchor)
                                       w/Anchor       %        Anchor)       %         w/Anchor       %         Anchor)      %
                                       % Leased    Available   % Leased   Available    % Leased    Available   % Leased   Available
                                       --------    ---------   ---------  ---------    --------   ----------  ---------   ---------
Retail Portfolio weighted average (1)    89.9%       10.1%      90.5%       9.5%       -5.9%         5.9%       -2.0%       2.0%
                                       --------    ---------   ---------  ---------    --------   ----------  ---------   ---------
Wholly Owned Properties (1)              86.2%       13.8%      88.7%      11.3%       -7.7%         7.7%        0.2%      -0.2%
Joint Venture Properties                 96.3%        3.7%      93.4%       6.6%       -1.0%         1.0%       -1.8%       1.8%
                                       --------    ---------   ---------  ---------    --------   ----------  ---------   ---------
PRI-managed (1)                          87.5%       12.5%      88.9%      11.1%       -6.7%         6.7%        0.2%      -0.2%
Non PRI-managed                          96.4%        3.6%      94.0%       6.0%       -1.6%         1.6%       -2.6%       2.6%
                                       --------    ---------   ---------  ---------    --------   ----------  ---------   ---------
Same Properties/Existing                 95.0%        5.0%      93.7%       6.3%       -1.7%         1.7%       -0.3%       0.3%
New                                      84.6%       15.4%      87.1%      12.9%       -8.4%         8.4%        0.8%      -0.8%
Redevelopment Properties (1)             89.7%       10.3%      86.2%      13.8%        6.2%        -6.2%        3.2%      -3.2%

                                                           Q302
                                       ---------------------------------------------
                                                                           In-Line
                                                    Total       In-line     (Non-
                                        Total      w/Anchor     only(Non-  Anchor)
                                       w/Anchor       %         Anchor)       %
                                       % Leased    Available    % Leased   Available
                                       --------    ---------    ---------  ---------
Retail Portfolio weighted average (1)    95.8%       4.2%        92.4%       7.6%
                                       --------    ---------    ---------  ---------
Wholly Owned Properties (1)              93.9%       6.1%        88.5%      11.5%
Joint Venture Properties                 97.2%       2.8%        95.2%       4.8%
                                       --------    ---------    ---------  ---------
PRI-managed (1)                          94.2%       5.8%        88.8%      11.2%
Non PRI-managed                          98.0%       2.0%        96.7%       3.3%
                                       --------    ---------    ---------  ---------
Same Properties/Existing                 96.6%       3.4%        94.0%       6.0%
New                                      93.0%       7.0%        86.3%      13.7%
Redevelopment Properties (1)             83.5%       16.5%       83.0%      17.0%

(1) Crest Plaza, Magnolia Mall and Prince Georges Plaza are classified as Redevelopment Properties and are not included in the weighted average.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

PREIT Services, LLC/ PREIT-RUBIN Inc.

PREIT Services, LLC and PREIT-RUBIN Inc. are the Trust's arms for comprehensive development and management of retail, multifamily and commercial properties. PREIT-RUBIN Inc. provides third party management for 17 properties representing about 4.7 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

                                                      September 30, 2003
                          ----------------------------------------------------------------------------
                                Retail          Multifamily      Office/ Industrial        TOTAL
                          ----------------   -----------------   ------------------   ----------------
                           #      sq ft           #   sq ft         #       sq ft       #      sq ft
                          ----------------   -----------------   ------------------   ----------------
Managed Portfolio
PREIT-Owned (1)            21   13,390,631        -     -           4       254,791    25   13,645,422
Non-PREIT Owned (1)(2)     12    3,338,954        -     -           3       757,238    15    4,096,192
                          ----------------   -----------------   ------------------   ----------------
TOTAL                      33   16,729,585        -     -           7     1,012,029    40   17,741,614
                          ----------------   -----------------   ------------------   ----------------
Leased Portfolio
PREIT-Owned                 -                     -     -           -             -     -            -
Non-PREIT Owned             1      503,716        -     -           1       119,482     2      623,198
                          ----------------   -----------------   ------------------   ----------------
TOTAL                       1      503,716        -     -           1       119,482     2      623,198
                          ----------------   -----------------   ------------------   ----------------
Asset Managed Portfolio
PREIT-Owned (1)             7    4,254,969        -     -           -             -     7    4,254,969
Non-PREIT Owned             -            -        -     -           -             -     -            -
                          ----------------   -----------------   ------------------   ----------------
TOTAL                       7    4,254,969        -     -           -             -     7    4,254,969
                          ----------------   -----------------   ------------------   ----------------
Total Portfolio
PREIT-Owned                28   17,645,600        -     -           4       254,791    32   17,900,391
Non-PREIT Owned            13    3,842,670        -     -           4       876,720    17    4,719,390
                          ----------------   -----------------   ------------------   ----------------
TOTAL                      41   21,488,270        -     -           8     1,131,511    49   22,619,781
                          ================   =================   ==================   ================

                                                         June 30, 2003
                          ----------------------------------------------------------------------------
                                Retail          Multifamily      Office/ Industrial        TOTAL
                          ----------------   -----------------   ------------------   ----------------
                           #      sq ft         #      sq ft        #       sq ft       #      sq ft
                          ----------------   -----------------   ------------------   ----------------
Managed Portfolio
PREIT-Owned (1)            21   13,245,258      2    1,338,000      4       254,791    27   14,838,049
Non-PREIT Owned (1)(2)     13    4,175,311      1       56,250      4       927,335    18    5,158,896
                          ----------------   -----------------   ------------------   ----------------
TOTAL                      34   17,420,569      3    1,394,250      8     1,182,126    45   19,996,945
                          ----------------   -----------------   ------------------   ----------------
Leased Portfolio
PREIT-Owned                                                                             -            -
Non-PREIT Owned             2    1,099,960      -            -      1       119,482     3    1,219,442
                          ----------------   -----------------   ------------------   ----------------
TOTAL                       2    1,099,960      -            -      1       119,482     3    1,219,442
                          ----------------   -----------------   ------------------   ----------------
Asset Managed Portfolio
PREIT-Owned (1)             7    4,254,976      2      384,000      -             -     9    4,638,976
Non-PREIT Owned             -            -      -            -      -             -     -            -
                          ----------------   -----------------   ------------------   ----------------
TOTAL                       7    4,254,976      2      384,000      -             -     9    4,638,976
                          ----------------   -----------------   ------------------   ----------------
Total Portfolio
PREIT-Owned                28   17,500,234      4    1,722,000      4       254,791    36   19,477,025
Non-PREIT Owned            15    5,275,271      1       56,250      5     1,046,817    21    6,378,338
                          ----------------   -----------------   ------------------   ----------------
TOTAL                      43   22,775,505      5    1,778,250      9     1,301,608    57   25,855,363
                          ================   =================   ==================   ================

                                                   NET GAIN (LOSS) IN CONTRACTS
                          ----------------------------------------------------------------------------
                                Retail          Multifamily      Office/ Industrial        TOTAL
                          ----------------   -----------------   ------------------   ----------------
                           #      sq ft         #     sq ft         #       sq ft       #      sq ft
                          ----------------   -----------------   ------------------   ----------------
Managed Portfolio
PREIT-Owned (1)             -      145,373     (2)  (1,338,000)     -             -    (2)  (1,192,627)
Non-PREIT Owned (1)(2)     (1)    (836,357)    (1)     (56,250)    (1)     (170,097)   (3)  (1,062,704)
                          ----------------   -----------------   ------------------   ----------------
TOTAL                      (1)    (690,984)    (3)  (1,394,250)    (1)     (170,097)   (5)  (2,255,331)
                          ----------------   -----------------   ------------------   ----------------
Leased Portfolio
PREIT-Owned                 -            -      -            -      -             -     -            -
Non-PREIT Owned            (1)    (596,244)     -            -      -             -    (1)    (596,244)
                          ----------------   -----------------   ------------------   ----------------
TOTAL                      (1)    (596,244)     -            -      -             -    (1)    (596,244)
                          ----------------   -----------------   ------------------   ----------------
Asset Managed Portfolio
PREIT-Owned (1)             -           (7)    (2)    (384,000)     -             -    (2)    (384,007)
Non-PREIT Owned             -            -      -            -      -             -     -            -
                          ----------------   -----------------   ------------------   ----------------
TOTAL                       -           (7)    (2)    (384,000)     -             -    (2)    (384,007)
                          ----------------   -----------------   ------------------   ----------------
Total Portfolio
PREIT-Owned                 -      145,366     (4)  (1,722,000)     -             -    (4)  (1,576,634)
Non-PREIT Owned            (2)  (1,432,601)    (1)     (56,250)    (1)     (170,097)   (4)  (1,658,948)
                          ----------------   -----------------   ------------------   ----------------
TOTAL                      (2)  (1,287,235)    (5)  (1,778,250)    (1)     (170,097)   (8)  (3,235,582)
                          ================   =================   ==================   ================

(1) The decrease in PREIT owned GLA resulted from the sale of PREIT two wholly-owned and two joint venture multifamily properties.
(2) The reduction in Non-PREIT owned GLA resulted from the sale of Harrisburg East Mall and 400 Market office building.

Pennsylvania REIT

FLASH REPORT (SEPTEMBER 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

Financial Statement

                                                                       Q3 03
                                                              (3 months ended 9/30/03)
                                       -----------------------------------------------------------------------
                                                                        Corporate/
                                                                          Other
                                            Retail       Multifamily    Properties        TOTAL       % Change
                                       ---------------  -------------  ------------  --------------   --------
Real Estate Revenues:
Same Store                              $   18,477,804  $           0  $     87,781  $   18,565,585        0.5%
New                                         28,460,729              -             -      28,460,729        N/A
Redevelopment                                5,563,331              -             -       5,563,331        N/A
Discontinued Operations                              -      1,331,576             -       1,331,576
                                        --------------  -------------  ------------  --------------   --------
Total Real Estate Revenues                  52,501,864      1,331,576        87,781      53,921,221       35.0%
                                        --------------  -------------  ------------  --------------   --------
Operating Expenses (includes
 minority interest in properties):
Same Store                                   4,934,977              -         3,884       4,938,861        8.7%
New                                         14,179,161              -             -      14,179,161        N/A
Redevelopment                                1,924,484              -             -       1,924,484        N/A
Discontinued Operations                              -        712,486                       712,486      -88.6%
                                        --------------  -------------  ------------  --------------   --------
Total Operating Expenses                    21,038,622        712,486         3,884      21,754,992       61.5%
                                        --------------  -------------  ------------  --------------   --------
NOI:
Same Store                                  13,542,827              -        83,897      13,626,724       -2.2%
New                                         14,281,568              -             -      14,281,568        N/A
Redevelopment                                3,638,847              -             -       3,638,847        N/A
Discontinued Operations                              -        619,090             -         619,090      -92.4%
                                        --------------  -------------  ------------  --------------   --------
NOI (2)                                     31,463,242        619,090        83,897      32,166,229       21.5%
                                        --------------  -------------  ------------  --------------   --------
OTHER INCOME (EXPENSES):
Management Company Revenue                           -              -     1,972,607       1,972,607      -19.3%
Interest Income                                      -              -       217,023         217,023       50.7%
General & Administrative
Corporate Payroll                                    -              -    (3,707,416)     (3,707,416)       0.3%
Other G&A Expenses                                   -              -    (4,615,793)     (4,615,793)      83.4%
                                        --------------  -------------  ------------  --------------   --------
EARNINGS BEFORE INTEREST EXPENSES,
 TAXES, DEPRECIATION AND AMORTIZATION       31,463,242        619,090    (6,049,682)     26,032,650       13.9%
                                        --------------  -------------  ------------  --------------   --------
Interest Expense                           (11,243,044)      (222,542)            -     (11,465,586)       8.2%
Depreciation and Amortization              (10,213,658)             -       (12,788)    (10,226,446)      39.2%
Gain(loss) on Sale of Interests in RE                -      6,228,839                     6,228,839        N/A
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                     -              -             -               -        N/A
Minority Interest of O.P. Unitholders                -              -    (2,382,461)     (2,382,461)       N/A
Gain(loss) on Disposition of
 Discontinued Operations                                   27,725,759             -      27,725,759        N/A
                                        --------------  -------------  ------------  --------------   --------
TOTAL DISCONTINUED OPERATIONS                        -     27,725,759    (2,382,461)     25,343,298        N/A
                                        --------------  -------------  ------------  --------------   --------
Extraordinary item(Loss on early
 extinguishment of debt)                             -              -             -               -        N/A
Minority Interest of O.P. Unit                       -              -      (989,253)       (989,253)     297.4%
 Holders
                                        --------------  -------------  ------------  --------------   --------
NET INCOME                                  10,006,540     34,351,146    (9,434,184)     34,923,502      327.1%
                                        --------------  -------------  ------------  --------------   --------
Gain on Sale of Real Estate                          -    (33,954,598)           -      (33,954,598)       N/A
Depreciation and Amor. of Real Estate       10,213,658              -        12,788      10,226,446       39.2%
FFO Adjustments                                      -              -     3,306,714       3,306,714      285.5%
                                        --------------  -------------  ------------  --------------   --------
FFO                                         20,220,198        396,548    (6,114,682)     14,502,064       17.9%
                                        --------------  -------------  ------------  --------------   --------
Adj. Straight Lining of Base Rents            (765,238)             -             -        (765,238)     189.6%
Recurring Capital Expenditures                (108,438)      (122,635)            -        (231,073)     -68.3%
Amortization of debt premium                (1,742,283)                                  (1,742,283)
                                        --------------  -------------  ------------  --------------   --------
FAD                                     $   17,604,239  $     273,913    (6,114,682) $   11,763,470        4.1%
                                        --------------  -------------  ------------  --------------   --------
Dividends                                                                            $   12,718,682       38.5%
Share Price (at close)                                                               $        33.45       29.9%
Weighted Average Number of Shares                                                        19,488,367       17.6%
WA number of Shares and O.P. Units                                                       21,537,479       17.7%
                                        --------------  -------------  ------------  --------------   --------
Net Income/Share                                                                     $         1.79      263.0%
FFO/Share and O.P. Units                                                             $         0.67        0.2%
FAD/Share and O.P. Units                                                             $         0.55      -11.5%
Dividend/Share and O.P. Units                                                        $         0.51        0.0%
                                        ==============  =============  ============  ==============   ========

                                                                    Q3 02
                                                          (3 months ended 9/30/02)
                                        -----------------------------------------------------------
                                                                        Corporate/
                                                                          Other
                                            Retail       Multifamily    Properties        TOTAL
                                        --------------  -------------  ------------  --------------
Real Estate Revenues:
Same Store                              $   18,386,810  $           0  $     82,858  $   18,469,668
New                                          1,772,287              -             -       1,772,287
Redevelopment                                5,290,158              -             -       5,290,158
Discontinued Operations                              -     14,418,208             -      14,418,208
                                        --------------  -------------  ------------  --------------
Total Real Estate Revenues                  25,449,255     14,418,208        82,858      39,950,321
                                        --------------  -------------  ------------  --------------
Operating Expenses (includes
 minority interest in properties):
Same Store                                   4,532,300              -        10,041       4,542,341
New                                            728,331              -             -         728,331
Redevelopment                                1,942,062              -             -       1,942,062
Discontinued Operations                              -      6,259,004                     6,259,004
                                        --------------  -------------  ------------  --------------
Total Operating Expenses                     7,202,693      6,259,004        10,041      13,471,738
                                        --------------  -------------  ------------  --------------
NOI:
Same Store                                  13,854,510              -        72,817      13,927,327
New                                          1,043,956              -             -       1,043,956
Redevelopment                                3,348,096              -             -       3,348,096
Discontinued Operations                              -      8,159,204                     8,159,204
                                        --------------  -------------  ------------  --------------
NOI (2)                                     18,246,562      8,159,204        72,817      26,478,583
                                        --------------  -------------  ------------  --------------
OTHER INCOME (EXPENSES):
Management Company Revenue                           -              -     2,443,592       2,443,592
Interest Income                                      -              -       144,042         144,042
General & Administrative
Corporate Payroll                                    -              -    (3,695,921)     (3,695,921)
Other G&A Expenses                                   -              -    (2,516,173)     (2,516,173)
                                        --------------  -------------  ------------  --------------
EARNINGS BEFORE INTEREST EXPENSES,
 TAXES, DEPRECIATION AND AMORTIZATION       18,246,562      8,159,204    (3,551,643)     22,854,123
                                        --------------  -------------  ------------  --------------
Interest Expense                            (7,075,154)    (3,525,258)            -     (10,600,412)
Depreciation and Amortization               (5,021,188)    (2,312,496)      (12,915)     (7,346,599)
Gain(loss) on Sale of Interests in RE        4,085,164              -             -       4,085,164
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                71,772              -             -          71,772
Minority Interest of O.P. Unitholders                -              -      (637,292)       (637,292)
Gain(loss) on Disposition of
 Discontinued Operations                             -              -             -               -
                                        --------------  -------------  ------------  --------------
TOTAL DISCONTINUED OPERATIONS                   71,772              -      (637,292)       (565,520)
                                        --------------  -------------  ------------  --------------
Extraordinary item(Loss on early                                    -             -               -
 extinguishment of debt)
Minority Interest of O.P. Unit
 Holders                                             -              -      (248,916)       (248,916)
                                        --------------  -------------  ------------  --------------
NET INCOME                                  10,307,156      2,321,450    (4,450,766)      8,177,840
                                        --------------  -------------  ------------  --------------
Gain on Sale of Real Estate                 (4,085,164)             -             -      (4,085,164)
Depreciation and Amor. of Real Estate        5,021,188      2,312,496        12,915       7,346,599
FFO Adjustments                                      -              -       857,692         857,692
                                        --------------  -------------  ------------  --------------
FFO                                         11,243,180      4,633,946    (3,580,159)     12,296,967
                                        --------------  -------------  ------------  --------------
Adj. Straight Lining of Base Rents            (264,272)             -             -        (264,272)
Recurring Capital Expenditures                 (51,332)      (678,058)            -        (729,390)
Amortization of debt premium                         -              -             -               -
                                        --------------  -------------  ------------  --------------
FAD                                     $   10,927,576  $   3,955,888  $ (3,580,159) $   11,303,305
                                        --------------  -------------  ------------  --------------
Dividends                                                                            $    9,182,493
Share Price (at close)                                                               $        25.76
Weighted Average Number of Shares                                                        16,566,418
WA number of Shares and O.P. Units                                                       18,305,378
                                        --------------  -------------  ------------  --------------
Net Income/Share                                                                     $         0.49
FFO/Share and O.P. Units                                                             $         0.67
FAD/Share and O.P. Units                                                             $         0.62
Dividend/Share and O.P. Units                                                        $         0.51
                                        ==============  =============  ============  ==============

Balance Sheet

                                                                     Q3 03
                                       --------------------------------------------------------------
                                                                        Corporate/
                                                                          Other                            %
                                            Retail       Multifamily    Properties         Total        Change
                                       ---------------  -------------  -------------  ---------------  --------
Investment in Real Estate, at cost     $ 1,289,890,542  $           -  $  20,178,064  $ 1,310,068,606      41.4%
Accumulated Depreciation                   (95,312,157)             -     (2,064,231)     (97,376,388)    -42.5%
Investment in and advances to
 Partnership and JVs                                 -              -      1,200,000        1,200,000     186.5%
Other Assets                               114,932,077      1,177,015     59,001,877      175,110,969      89.5%
                                       ---------------  -------------  -------------  ---------------  --------
Total Assets                           $ 1,309,510,462  $   1,177,015  $  78,315,710  $ 1,389,003,187      63.5%
                                       ---------------  -------------  -------------  ---------------  --------
Mortgage Notes                         $   739,061,360  $           -  $           -  $   739,061,360      54.3%
Line of Credit                                       -              -              -                -    -100.0%
Acquisition Term Loan & Unsecured
Line of Credit                                       -              -              -                -     N/A
Other Liabilities                           27,237,935        951,750     15,155,079       43,344,764      37.9%
                                       ---------------  -------------  -------------  ---------------  --------
Total Liabilities                      $   766,299,295  $     951,750  $  15,155,079  $   782,406,124      24.0%
                                       ---------------  -------------  -------------  ---------------  --------
Minority Interest                      $     5,991,467              -  $  58,270,123  $    64,261,590     101.6%
Total Shareholders Equity                            -              -    542,335,473      542,335,473     190.0%
                                       ---------------  -------------  -------------  ---------------  --------
Total Liabilities and Shareholder
 Equity                                $   772,290,762  $     951,750  $ 615,760,675  $ 1,389,003,187      63.5%
                                       ---------------  -------------  -------------  ---------------  --------

                                                                     Q3 02
                                       --------------------------------------------------------------
                                                                        Corporate/
                                                                          Other
                                            Retail       Multifamily    Properties         Total
                                       ---------------  -------------  -------------  ---------------
Investment in Real Estate, at cost     $   614,624,880  $ 287,375,109  $  24,422,106  $   926,422,095
Accumulated Depreciation                   (74,726,868)   (92,749,150)    (2,012,698)    (169,488,716)
Investment in and advances to
 Partnership and JVs                                 -              -        418,851          418,851
Other Assets                                46,280,608     10,628,350     35,488,763       92,397,721
                                       ---------------  -------------  -------------  ---------------
Total Assets                           $   586,178,620  $ 205,254,309  $  58,317,022  $   849,749,951
                                       ---------------  -------------  -------------  ---------------
Mortgage Notes                         $   281,212,563  $ 197,701,413  $           -  $   478,913,976
Line of Credit                              87,952,970              -     32,547,030      120,500,000
Acquisition Term Loan & Unsecured
 Line of Credit                                      -              -              -                -
Other Liabilities                           12,095,668      8,776,694     10,561,956       31,434,318
                                       ---------------  -------------  -------------  ---------------
Total Liabilities                      $   381,261,201  $ 206,478,107  $  43,108,986  $   630,848,294
                                       ---------------  -------------  -------------  ---------------
Minority Interest                      $       126,715              -  $  31,755,163  $    31,881,878
Total Shareholders Equity                            -              -    187,019,779      187,019,779
                                       ---------------  -------------  -------------  ---------------
Total Liabilities and Shareholder
 Equity                                $   381,387,916  $ 206,478,107  $ 261,883,928  $   849,749,951
                                       ---------------  -------------  -------------  ---------------

Ratios
                                        Q3 03        Change        Q3 02
                                       -------    -----------     -------
NOI/Investment in Real Estate              2.5%          -0.4%        2.9%
Total Dividends/Total FFO                 87.7%          13.0%       74.7%
Dividends/FFO per share                   75.7%          -0.2%       75.9%
                                       =======    ===========     =======

NOTE: Reconciliation to GAAP is on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

BALANCE SHEET-RECONCILIATION TO GAAP
(Wholly Owned vs. JVs)

                                                                                September 30, 2003
                                                   -------------------------------------------------------------------------------
                                                      Combined      Adjustments to                   Assets Held
                                                      TOTAL (1)     Equity Method      Subtotal        for Sale         TOTAL
                                                   ---------------  --------------  ---------------  ------------  ---------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                             $ 1,289,890,542  $ (146,787,604) $ 1,143,102,938  $          -  $ 1,143,102,938
     Multifamily Properties                                      -               -                -             -                -
     Industrial Properties                               2,504,211               -        2,504,211             -        2,504,211
     Construction In Progress                           17,673,853      (1,563,289)      16,110,564             -       16,110,564
                                                   ---------------  --------------  ---------------  ------------  ---------------
         TOTAL INVESTMENTS IN REAL ESTATE            1,310,068,606    (148,350,893)   1,161,717,713             -    1,161,717,713
     Accumulated Depreciation                          (97,376,388)     36,454,134      (60,922,254)            -      (60,922,254)
                                                   ---------------  --------------  ---------------  ------------  ---------------
Net Real Estate                                      1,212,692,218    (111,896,759)   1,100,795,459             -    1,100,795,459
                                                   ---------------  --------------  ---------------  ------------  ---------------

Investment in and advances to Partnerships
 and JVs                                                 1,200,000      14,691,677       15,891,677             -       15,891,677

                                                   ---------------  --------------  ---------------  ------------  ---------------
                                                     1,213,892,218     (97,205,082)   1,116,687,136             -    1,116,687,136
                                                   ---------------  --------------  ---------------  ------------  ---------------
     Allowance for Possible Losses
                                                   ---------------  --------------  ---------------  ------------  ---------------
                                                     1,213,892,218     (97,205,082)   1,116,687,136             -    1,116,687,136
                                                   ---------------  --------------  ---------------  ------------  ---------------
Other Assets:
     Cash and Cash Equivalents                          43,512,963      (5,113,326)      38,399,637                     38,399,637
     Rents and Other Receivables                        21,909,843      (8,570,389)      13,339,454             -       13,339,454
     Assets held for sale                                        -               -                -             -                -
     Intangible Assets                                  55,957,597               -       55,957,597             -       55,957,597
     Deferred Costs, Prepaid Taxes & Exp. &
      Other Assets                                      53,730,566     (12,102,886)      41,627,680                     41,627,680
                                                   ---------------  --------------  ---------------  ------------  ---------------
         TOTAL OTHER ASSETS                            175,110,969     (25,786,601)     149,324,368             -      149,324,368

                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL ASSETS                                         1,389,003,187    (122,991,683)   1,266,011,504             -    1,266,011,504
                                                   ===============  ==============  ===============  ============  ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                            739,061,360    (118,525,862)     620,535,498             -      620,535,498
     Bank Loans Payable                                          -               -                -             -                -
     Acquisition Term Loan & Unsecured Line
      of Credit                                                  -               -                -             -                -
     Assets held for sale                                  951,750         (36,458)         915,292             -          915,292
     Other Liabilities (2)                              42,393,014      (4,429,363)      37,963,651                     37,963,651
                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL LIABILITIES                                      782,406,124    (122,991,683)     659,414,441             -      659,414,441
                                                   ---------------  --------------  ---------------  ------------  ---------------

                                                   ---------------  --------------  ---------------  ------------  ---------------
Minority Interest                                       64,261,590               -       64,261,590             -       64,261,590
                                                   ---------------  --------------  ---------------  ------------  ---------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par            23,480,595               -       23,480,595             -       23,480,595
     Capital Contributed in Excess of Par              407,738,529               -      407,738,529             -      407,738,529
     Restricted Stock                                   (3,901,106)              -       (3,901,106)            -       (3,901,106)
     Other Comprehensive Income                         (1,928,590)              -       (1,928,590)            -       (1,928,590)
     Retained Earnings (Distributions in Excess
      of Net Income)                                   116,946,045               -      116,946,045             -      116,946,045
                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL SHAREHOLDERS' EQUITY                             542,335,473               -      542,335,473             -      542,335,473
                                                   ---------------  --------------  ---------------  ------------  ---------------

                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $ 1,389,003,187  $ (122,991,683) $ 1,266,011,504  $          -  $ 1,266,011,504
                                                   ===============  ==============  ===============  ============  ===============

                                                                                December 31, 2002
                                                   -------------------------------------------------------------------------------
                                                      Combined      Adjustments to                   Assets Held
                                                      TOTAL (1)     Equity Method      Subtotal        for Sale         TOTAL
                                                   ---------------  --------------  ---------------  ------------  ---------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                             $   620,345,902  $ (197,299,357) $   423,046,545  $          -  $   423,046,545
     Multifamily Properties                            305,335,579     (14,728,865)     290,606,714                    290,606,714
     Industrial Properties                               2,504,211               -        2,504,211             -        2,504,211
     Construction In Progress                           24,825,973      (1,554,110)      23,271,863             -       23,271,863
                                                   ---------------  --------------  ---------------  ------------  ---------------
         TOTAL INVESTMENTS IN REAL ESTATE              953,011,665    (213,582,332)     739,429,333             -      739,429,333
     Accumulated Depreciation                         (180,493,036)     43,759,779     (136,733,257)                  (136,733,257)
                                                   ---------------  --------------  ---------------  ------------  ---------------
Net Real Estate                                        772,518,629    (169,822,553)     602,696,076             -      602,696,076
                                                   ---------------  --------------  ---------------  ------------  ---------------

Investment in and advances to Partnerships
 and JVs                                                   105,309      25,256,374       25,361,683             -       25,361,683

                                                   ---------------  --------------  ---------------  ------------  ---------------
                                                       772,623,938    (144,566,179)     628,057,759             -      628,057,759
                                                   ---------------  --------------  ---------------  ------------  ---------------
     Allowance for Possible Losses
                                                   ---------------  --------------  ---------------  ------------  ---------------
                                                       772,623,938    (144,566,179)     628,057,759             -      628,057,759
                                                   ---------------  --------------  ---------------  ------------  ---------------

Other Assets:
     Cash and Cash Equivalents                          18,628,137      (5,075,355)      13,552,782             -       13,552,782
     Rents and Other Receivables                        23,365,079     (10,122,016)      13,243,063             -       13,243,063
     Assets held for sale                                        -               -                -             -                -
     Intangible Assets                                  16,679,886               -       16,679,886             -       16,679,886
     Deferred Costs, Prepaid Taxes & Exp. &
      Other Assets                                      46,111,466     (13,981,793)      32,129,673             -       32,129,673
                                                   ---------------  --------------  ---------------  ------------  ---------------
         TOTAL OTHER ASSETS                            104,784,568     (29,179,164)      75,605,404             -       75,605,404

                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL ASSETS                                           877,408,506    (173,745,343)     703,663,163             -      703,663,163
                                                   ===============  ==============  ===============  ============  ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                            486,479,770    (166,728,446)     319,751,324             -      319,751,324
     Bank Loans Payable                                130,800,000               -      130,800,000             -      130,800,000
     Acquisition Term Loan & Unsecured Line of
      Credit                                                     -               -                -             -                -
     Assets held for sale                                        -               -                -             -                -
     Other Liabilities (2)                              39,643,762      (7,016,897)      32,626,865             -       32,626,865
                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL LIABILITIES                                      656,923,532    (173,745,343)     483,178,189             -      483,178,189
                                                   ---------------  --------------  ---------------  ------------  ---------------

                                                   ---------------  --------------  ---------------  ------------  ---------------
Minority Interest                                       32,472,437               -       32,472,437             -       32,472,437
                                                   ---------------  --------------  ---------------  ------------  ---------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par            16,697,117               -       16,697,117             -       16,697,117
     Capital Contributed in Excess of Par              216,768,855               -      216,768,855             -      216,768,855
     Restricted Stock                                   (2,513,191)              -       (2,513,191)            -       (2,513,191)
     Other Comprehensive Income                         (4,365,728)              -       (4,365,728)            -       (4,365,728)
     Retained Earnings (Distributions in Excess
      of Net Income)                                   (38,574,516)              -      (38,574,516)            -      (38,574,516)
                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL SHAREHOLDERS' EQUITY                             188,012,537               -      188,012,537             -      188,012,537
                                                   ---------------  --------------  ---------------  ------------  ---------------

                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $   877,408,506  $ (173,745,343) $   703,663,163  $          -  $   703,663,163
                                                   ===============  ==============  ===============  ============  ===============

                                                                                September 30, 2002
                                                   -------------------------------------------------------------------------------
                                                      Combined      Adjustments to                   Assets Held
                                                      TOTAL (1)     Equity Method      Subtotal        for Sale         TOTAL
                                                   ---------------  --------------  ---------------  ------------  ---------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                             $   614,624,880  $ (197,652,779) $   416,972,101  $          -  $   416,972,101
     Multifamily Properties                            287,375,109     (29,314,705)     258,060,404             -      258,060,404
     Industrial Properties                               2,504,211               -        2,504,211             -        2,504,211
     Construction In Progress                           21,917,895      (1,549,224)      20,368,671             -       20,368,671
                                                   ---------------  --------------  ---------------  ------------  ---------------
         TOTAL INVESTMENTS IN REAL ESTATE              926,422,095    (228,516,708)     697,905,387             -      697,905,387
     Accumulated Depreciation                         (169,488,716)     46,658,613     (122,830,103)            -     (122,830,103)
                                                   ---------------  --------------  ---------------  ------------  ---------------
Net Real Estate                                        756,933,379    (181,858,095)     575,075,284             -      575,075,284
                                                   ---------------  --------------  ---------------  ------------  ---------------

Investment in and advances to Partnerships
 and JVs                                                   418,851      26,072,820       26,491,671             -       26,491,671

                                                   ---------------  --------------  ---------------  ------------  ---------------
                                                       757,352,230    (155,785,275)     601,566,955             -      601,566,955
                                                   ---------------  --------------  ---------------  ------------  ---------------
     Allowance for Possible Losses
                                                   ---------------  --------------  ---------------  ------------  ---------------
                                                       757,352,230    (155,785,275)     601,566,955             -      601,566,955
                                                   ---------------  --------------  ---------------  ------------  ---------------
Other Assets:
     Cash and Cash Equivalents                          16,130,074      (5,974,345)      10,155,729             -       10,155,729
     Rents and Other Receivables                        17,151,758      (8,035,546)       9,116,212             -        9,116,212
     Assets held for sale                                        -               -                -             -                -
     Intangible Assets                                  16,679,886               -       16,679,886             -       16,679,886
     Deferred Costs, Prepaid Taxes & Exp. &
      Other Assets                                      42,436,003     (14,264,374)      28,171,629             -       28,171,629
                                                   ---------------  --------------  ---------------  ------------  ---------------
         TOTAL OTHER ASSETS                             92,397,721     (28,274,265)      64,123,456             -       64,123,456

                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL ASSETS                                           849,749,951    (184,059,540)     665,690,411             -      665,690,411
                                                   ===============  ==============  ===============  ============  ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                            478,913,976    (176,919,931)     301,994,045             -      301,994,045
     Bank Loans Payable                                120,500,000               -      120,500,000             -      120,500,000
     Acquisition Term Loan & Unsecured Line
      of Credit                                                  -               -                -             -                -
     Assets held for sale                                        -               -                -             -                -
     Other Liabilities (2)                              31,434,318      (7,139,609)      24,294,709             -       24,294,709
                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL LIABILITIES                                      630,848,294    (184,059,540)     446,788,754             -      446,788,754
                                                   ---------------  --------------  ---------------  ------------  ---------------

                                                   ---------------  --------------  ---------------  ------------  ---------------
Minority Interest                                       31,881,878               -       31,881,878             -       31,881,878
                                                   ---------------  --------------  ---------------  ------------  ---------------

Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par            16,602,759               -       16,602,759             -       16,602,759
     Capital Contributed in Excess of Par              214,543,587               -      214,543,587             -      214,543,587
     Restricted Stock                                   (3,147,772)              -       (3,147,772)            -       (3,147,772)
     Other Comprehensive Income                         (3,486,703)              -       (3,486,703)            -       (3,486,703)
     Retained Earnings (Distributions in Excess
      of Net Income)                                   (37,492,092)              -      (37,492,092)            -      (37,492,092)
                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL SHAREHOLDERS' EQUITY                             187,019,779               -      187,019,779             -      187,019,779
                                                   ---------------  --------------  ---------------  ------------  ---------------

                                                   ---------------  --------------  ---------------  ------------  ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $   849,749,951  $ (184,059,540) $   665,690,411  $          -  $   665,690,411
                                                   ===============  ==============  ===============  ============  ===============

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities.

(3) PREIT's percent of JVs is "grossed up" to reflect the Trust's share of the Total Assets and Liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

INCOME STATEMENT-RECONCILIATION TO GAAP(1)
QUARTERLY COMPARISON
(Wholly Owned vs. JV's)

                                                                               Q3 03
                                                                     (3 months ended 9/30/03)
                                          ----------------------------------------------------------------------------------------
                                             Combined     Adjustments to                    Assets Held                   TOTAL %
                                             TOTAL(3)      Equity Method      Subtotal       for Sale          Total       CHANGE
                                          --------------  --------------  --------------  --------------  --------------  --------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)             $   36,054,898  $   (6,479,632) $   29,575,266  $     (929,099) $   28,646,167     143.9%
Straight-Lining of Base Rents                    765,238         (80,188)        685,050                         685,050     274.5%
Percentage Rents                                 544,610         (75,212)        469,398                         469,398      40.7%
Lease Termination                                 29,393               -          29,393          (2,264)         27,129     -92.1%
Expense Recoveries & Other Income             16,527,082      (2,321,149)     14,205,933         (61,527)     14,144,406     279.7%
                                          --------------  --------------  --------------  --------------  --------------  --------
TOTAL REVENUES                                53,921,221      (8,956,181)     44,965,040        (992,890)     43,972,150     169.2%
                                          --------------  --------------  --------------  --------------  --------------  --------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                     15,867,826      (2,480,268)     13,387,558        (449,158)     12,938,400     310.1%
Real Estate Taxes                              5,576,415        (807,631)      4,768,784         (42,536)      4,726,248     316.5%
Minority Interest in properties                  310,751               -         310,751                         310,751
                                          --------------  --------------  --------------  --------------  --------------  --------
TOTAL EXPENSES                                21,754,992      (3,287,899)     18,467,093        (491,694)     17,975,399     319.1%
                                          --------------  --------------  --------------  --------------  --------------  --------
NET OPERATING INCOME                          32,166,229      (5,668,282)     26,497,947        (501,196)     25,996,751     115.9%
                                          ==============  ==============  ==============  ==============  ==============  ========
OTHER INCOME (EXPENSES)
Management Company Revenue                     1,972,607               -       1,972,607                       1,972,607     -19.3%
Interest Income                           $      217,023               -         217,023                         217,023      50.7%
General & Administrative:
Corporate Payroll                             (3,707,416)              -      (3,707,416)                     (3,707,416)      0.3%
Other G&A Expenses                            (4,615,793)              -      (4,615,793)                     (4,615,793)     83.4%
                                          --------------  --------------  --------------  --------------  --------------  --------
Earnings before interest expenses,
 taxes, depreciation and amortization         26,032,650      (5,668,282)     20,364,368        (501,196)     19,863,172     135.9%
                                          --------------  --------------  --------------  --------------  --------------  --------
Interest Expense (2)                         (11,465,586)      2,812,706      (8,652,880)        169,696      (8,483,184)    108.9%
Depreciation & Amortization                  (10,226,446)      1,034,646      (9,191,800)              -      (9,191,800)    178.7%
                                          --------------  --------------  --------------  --------------  --------------  --------
TOTAL OTHER INCOME (EXPENSES)                (21,692,032)      3,847,352     (17,844,680)        169,696     (17,674,984)    140.2%
                                          --------------  --------------  --------------  --------------  --------------  --------
Equity in Income of partnerships and JVs               -       1,820,930       1,820,930                       1,820,930
                                          --------------  --------------  --------------  --------------  --------------  --------
Gains (losses) on sales of interests
 in Real Estate                                6,228,839               -       6,228,839               -       6,228,839       N/A
                                          --------------  --------------  --------------  --------------  --------------  --------
Income before Minority Interest               10,569,457               -      10,569,457        (331,500)     10,237,957     268.5%
                                          --------------  --------------  --------------  --------------  --------------  --------
Minority Interest of O.P. Unitholders           (989,253)              -        (989,253)              -        (989,253)    297.4%
                                          --------------  --------------  --------------  --------------  --------------  --------
Income from Operations                         9,580,204               -       9,580,204        (331,500)      9,248,704     265.6%
                                          --------------  --------------  --------------  --------------  --------------  --------
Discontinued Operations:
Income from Disposed Real Estate                       -               -               -         331,500         331,500     -84.9%
Equity in Income of partnerships and JVs                                                                               -
Minority Interest of O.P. Unitholders         (2,382,461)              -      (2,382,461)                     (2,382,461)      N/A
Gain (losses) on Disposition of
 Discontinued Operations                      27,725,759               -      27,725,759                      27,725,759       N/A
                                          --------------  --------------  --------------  --------------  --------------  --------
TOTAL DISCONTINUED OPERATIONS                 25,343,298               -      25,343,298         331,500      25,674,798       N/A
                                          --------------  --------------  --------------  --------------  --------------  --------
Extraordinary item(Loss on early
 extinguishment of debt)                               -               -               -               -               -       N/A
                                          --------------  --------------  --------------  --------------  --------------  --------
NET INCOME                                $   34,923,502  $            -  $   34,923,502  $            -  $   34,923,502     327.1%
                                          ==============  ==============  ==============  ==============  ==============  ========

                                                                               Q3 02
                                                                     (3 months ended 9/30/02)
                                          ------------------------------------------------------------------------------
                                             Combined     Adjustments to                    Assets Held
                                              TOTAL(3)     Equity Method     Subtotal        for Sale         Total
                                          --------------  --------------  --------------  --------------  --------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)             $   31,786,391  $   (8,038,742) $   23,747,649  $  (12,001,888) $   11,745,761
Straight-Lining of Base Rents                    264,272         (81,350)        182,922               -         182,922
Percentage Rents                                 407,801         (74,135)        333,666                         333,666
Lease Termination                                426,234               -         426,234         (81,186)        345,048
Expense Recoveries & Other Income              7,065,623      (2,666,190)      4,399,433        (674,512)      3,724,921
                                          --------------  --------------  --------------  --------------  --------------
TOTAL REVENUES                                39,950,321     (10,860,417)     29,089,904     (12,757,586)     16,332,318
                                          --------------  --------------  --------------  --------------  --------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                     10,224,986      (2,831,965)      7,393,021      (4,238,321)      3,154,700
Real Estate Taxes                              3,246,752        (894,273)      2,352,479      (1,217,816)      1,134,663
Minority Interest in properties
                                          --------------  --------------  --------------  --------------  --------------
TOTAL EXPENSES                                13,471,738      (3,726,238)      9,745,500      (5,456,137)      4,289,363
                                          --------------  --------------  --------------  --------------  --------------
NET OPERATING INCOME                          26,478,583      (7,134,179)     19,344,404      (7,301,449)     12,042,955
                                          ==============  ==============  ==============  ==============  ==============
OTHER INCOME (EXPENSES)
Management Company Revenue                     2,443,592               -       2,443,592               -       2,443,592
Interest Income                                  144,042               -         144,042               -         144,042
General & Administrative:
Corporate Payroll                             (3,695,921)              -      (3,695,921)              -      (3,695,921)
Other G&A Expenses                            (2,516,173)              -      (2,516,173)              -      (2,516,173)
                                          --------------  --------------  --------------  --------------  --------------
Earnings before interest expenses,
 taxes, depreciation and amortization         22,854,123      (7,134,179)     15,719,944      (7,301,449)      8,418,495
                                          --------------  --------------  --------------  --------------  --------------
Interest Expense (2)                         (10,600,412)      3,444,302      (7,156,110)      3,095,320      (4,060,790)
Depreciation & Amortization                   (7,346,599)      1,971,087      (5,375,512)      2,077,467      (3,298,045)
                                          --------------  --------------  --------------  --------------  --------------
TOTAL OTHER INCOME (EXPENSES)                (17,947,011)      5,415,389     (12,531,622)      5,172,787      (7,358,835)
                                          --------------  --------------  --------------  --------------  --------------
Equity in Income of partnerships and JVs                       1,718,790       1,718,790                       1,718,790
                                          --------------  --------------  --------------  --------------  --------------
Gains (losses) on sales of interests
 in Real Estate                                        -               -               -               -               -
                                          --------------  --------------  --------------  --------------  --------------
Income before Minority Interest                4,907,112               -       4,907,112      (2,128,662)      2,778,450
                                          --------------  --------------  --------------  --------------  --------------
Minority Interest of O.P. Unitholders           (248,916)              -        (248,916)              -        (248,916)
                                          --------------  --------------  --------------  --------------  --------------
Income from Operations                         4,658,196               -       4,658,196      (2,128,662)      2,529,534
                                          --------------  --------------  --------------  --------------  --------------
Discontinued Operations:
Income from Disposed Real Estate                  71,772               -          71,772       2,128,662       2,200,434
Equity in Income of partnerships and JVs                                                                               -
Minority Interest of O.P. Unitholders           (637,292)              -        (637,292)              -        (637,292)
Gain (losses) on Disposition of
 Discontinued Operations                       4,085,164               -       4,085,164               -       4,085,164
                                          --------------  --------------  --------------  --------------  --------------
TOTAL DISCONTINUED OPERATIONS                  3,519,644               -       3,519,644       2,128,662       5,648,306
                                          --------------  --------------  --------------  --------------  --------------
Extraordinary item(Loss on early
 extinguishment of debt)                               -               -               -               -               -
                                          --------------  --------------  --------------  --------------  --------------
NET INCOME                                $    8,177,840  $            -  $    8,177,840  $            -  $    8,177,840
                                          ==============  ==============  ==============  ==============  ==============

(1) Prior period income and expenses have been restated to adjust for discontinued operations.

(2) Capitalized interest expense for the line of credit and construction loans of $324,187 not included in the quarter ended 9/30/03 and $374,570 not included in the quarter ended 6/30/02.

(3) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT
FLASH REPORT-RECONCILIATION TO GAAP (September 30, 2003)
FINANCIAL STATEMENT

                                                                   LOGO OF PREIT
                                                                 PEI LISTED NYSE

                                                                              Q3 03
                                                                     (3 months ended 9/30/03)
                                          ------------------------------------------------------------------------------
                                             Combined     Adjustments to                    Assets Held
                                               TOTAL       Equity Method     Subtotal        for Sale          Total
                                          --------------  --------------  --------------  --------------  --------------
Real Estate Revenues:
Same Store                                $   18,565,585      (7,441,298) $   11,124,287               -  $   11,124,287
New                                           28,460,729      (1,176,197)     27,284,532               -      27,284,532
Redevelopment                                  5,563,331               -       5,563,331               -       5,563,331
Discontinued                                   1,331,576        (338,686)        992,890        (992,890)              -
                                          --------------  --------------  --------------  --------------  --------------
Total Real Estate Revenues                    53,921,221      (8,956,181)     44,965,040        (992,890)     43,972,150
                                          --------------  --------------  --------------  --------------  --------------
Operating Expenses:
Same Store                                     4,938,861      (2,346,100)      2,592,761               -       2,592,761
New                                           14,179,161        (721,007)     13,458,154               -      13,458,154
Redevelopment                                  1,924,484               -       1,924,484               -       1,924,484
Discontinued                                     712,486        (220,792)        491,694        (491,694)              -
                                          --------------  --------------  --------------  --------------  --------------
Total Operating Expenses                      21,754,992      (3,287,899)     18,467,093        (491,694)     17,975,399
                                          --------------  --------------  --------------  --------------  --------------
NOI:
Same Store                                    13,626,724      (5,095,198)      8,531,526               -       8,531,526
New                                           14,281,568        (455,190)     13,826,378               -      13,826,378
Redevelopment                                  3,638,847               -       3,638,847               -       3,638,847
Discontinued                                     619,090        (117,894)        501,196        (501,196)              -
                                          --------------  --------------  --------------  --------------  --------------
NOI (2)                                       32,166,229      (5,668,282)     26,497,947        (501,196)     25,996,751
                                          --------------  --------------  --------------  --------------  --------------
OTHER INCOME (EXPENSES):
Management Company Revenue                     1,972,607               -       1,972,607               -       1,972,607
Interest Income                                  217,023               -         217,023               -         217,023
General & Administrative:                                              -               -               -               -
Corporate Payroll                             (3,707,416)              -      (3,707,416)              -      (3,707,416)
Other G&A Expenses                            (4,615,793)              -      (4,615,793)              -      (4,615,793)
                                          --------------  --------------  --------------  --------------  --------------
EARNINGS BEFORE INTEREST EXPENSES,
 TAXES, DEPRECIATION AND AMORTIZATION         26,032,650      (5,668,282)     20,364,368        (501,196)     19,863,172
                                          --------------  --------------  --------------  --------------  --------------
Interest Expense                             (11,465,586)      2,812,706      (8,652,880) $      169,696      (8,483,184)
Depreciation and Amortization                (10,226,446)      1,034,646      (9,191,800)              -      (9,191,800)
Equity in income of partnership and JVs                -       1,820,930       1,820,930               -       1,820,930
Gain(loss) on Sale of Interests in RE          6,228,839               -       6,228,839               -       6,228,839
DISCONTINUED OPERATIONS:                               -               -               -               -               -
Income from Disposed Real Estate                       -               -               -         331,500         331,500
Equity in income of partnership and JVs                -               -               -               -               -
Minority Interest of O.P. Unitholders         (2,382,461)              -      (2,382,461)              -      (2,382,461)
Gain (losses) on Disposition of
 Discontinued Operations                      27,725,759               -      27,725,759                      27,725,759
                                          --------------  --------------  --------------  --------------  --------------
TOTAL DISCONTINUED OPERATIONS                 25,343,298               -      25,343,298         331,500      25,674,798
                                          --------------  --------------  --------------  --------------  --------------
Extraordinary item(Loss on early
 extinguishment of debt)                               -               -               -               -               -
Minority Interest of OP Unit Holders            (989,253)              -        (989,253)              -        (989,253)
                                          --------------  --------------  --------------  --------------  --------------
NET INCOME                                    34,923,502               -      34,923,502               -      34,923,502
                                          --------------  --------------  --------------  --------------  --------------
Gain on Sale of Real Estate                  (33,954,598)              -     (33,954,598)              -     (33,954,598)
Depreciation and Amor. of Real Estate         10,226,446               -      10,226,446               -      10,226,446
FFO Adjustments                                3,306,714               -       3,306,714               -       3,306,714
                                          --------------  --------------  --------------  --------------  --------------
FFO                                           14,502,064               -      14,502,064               -      14,502,064
                                          --------------  --------------  --------------  --------------  --------------
Adj. Straight Lining of Base Rents              (765,238)              -        (765,238)              -        (765,238)
Recurring Capital Expenditures                  (231,073)              -        (231,073)              -        (231,073)
Amortization of Debt Premium                  (1,742,283)              -      (1,742,283)              -      (1,742,283)
                                          --------------  --------------  --------------  --------------  --------------
FAD                                       $   11,763,470  $            -  $   11,763,470  $            0  $   11,763,470
                                          --------------  --------------  --------------  --------------  --------------
Dividends                                                                                                 $   12,718,682
Share Price (at close)                                                                                    $        33.45
Weighted Average Number of Shares                                                                             19,488,367
WA number of Shares and OP Units                                                                              21,537,479
                                                                                                          --------------
Net Income/Share                                                                                          $         1.79
FFO/Share and OP Units                                                                                    $         0.67
FAD/Share and OP Units                                                                                    $         0.55
Dividend/Share and OP Units                                                                               $         0.51
                                                                                                          ==============

                                                                              Q3 02
                                                                     (3 months ended 9/30/02)
                                          ------------------------------------------------------------------------------
                                             Combined     Adjustments to                    Assets Held
                                               TOTAL       Equity Method     Subtotal        for Sale          Total
                                          --------------  --------------  --------------  --------------  --------------
Real Estate Revenues:
Same Store                                $   18,469,668      (7,427,508) $   11,042,160               -  $   11,042,160
New                                            1,772,287      (1,772,287)              -               -               -
Redevelopment                                  5,290,158               -       5,290,158               -       5,290,158
Discontinued                                  14,418,208      (1,660,622)     12,757,586     (12,757,586)              -
                                          --------------  --------------  --------------  --------------  --------------
Total Real Estate Revenues                    39,950,321     (10,860,417)     29,089,904     (12,757,586)     16,332,318
                                          --------------  --------------  --------------  --------------  --------------
Operating Expenses:
Same Store                                     4,542,341      (2,195,040)      2,347,301               -       2,347,301
New                                              728,331        (728,331)              -               -               -
Redevelopment                                  1,942,062               -       1,942,062               -       1,942,062
Discontinued                                   6,259,004        (802,867)      5,456,137      (5,456,137)              -
                                          --------------  --------------  --------------  --------------  --------------
Total Operating Expenses                      13,471,738      (3,726,238)      9,745,500      (5,456,137)      4,289,363
                                          --------------  --------------  --------------  --------------  --------------
NOI:
Same Store                                    13,927,327      (5,232,468)      8,694,859               -       8,694,859
New                                            1,043,956      (1,043,956)              -               -               -
Redevelopment                                  3,348,096               -       3,348,096               -       3,348,096
Discontinued                                   8,159,204        (857,755)      7,301,449      (7,301,449)              -
                                          --------------  --------------  --------------  --------------  --------------
NOI (2)                                       26,478,583      (7,134,179)     19,344,404      (7,301,449)     12,042,955
                                          --------------  --------------  --------------  --------------  --------------
OTHER INCOME (EXPENSES):
Management Company Revenue                     2,443,592               -       2,443,592               -       2,443,592
Interest Income                                  144,042               -         144,042               -         144,042
General & Administrative:                              -               -               -               -
Corporate Payroll                             (3,695,921)              -      (3,695,921)              -      (3,695,921)
Other G&A Expenses                            (2,516,173)              -      (2,516,173)              -      (2,516,173)
                                          --------------  --------------  --------------  --------------  --------------
EARNINGS BEFORE INTEREST EXPENSES,
 TAXES, DEPRECIATION AND AMORTIZATION         22,854,123      (7,134,179)     15,719,944      (7,301,449)      8,418,495
                                          --------------  --------------  --------------  --------------  --------------
Interest Expense                             (10,600,412)      3,444,302      (7,156,110) $    3,095,320      (4,060,790)
Depreciation and Amortization                 (7,346,599)      1,971,087      (5,375,512) $    2,077,467      (3,298,045)
Equity in income of partnership and JVs                        1,718,790       1,718,790               -       1,718,790
Gain(loss) on Sale of Interests in RE          4,085,164               -       4,085,164               -       4,085,164
DISCONTINUED OPERATIONS:                               -               -               -               -
Income from Disposed Real Estate                  71,772               -          71,772       2,128,662       2,200,434
Equity in income of partnership and JVs                -               -               -
Minority Interest of O.P. Unitholders           (637,292)              -        (637,292)              -        (637,292)
Gain (losses) on Disposition of
 Discontinued Operations                               -               -               -               -
                                          --------------  --------------  --------------  --------------  --------------
TOTAL DISCONTINUED OPERATIONS                   (565,520)              -        (565,520)      2,128,662       1,563,142
                                          --------------  --------------  --------------  --------------  --------------
Extraordinary item(Loss on early
 extinguishment of debt)                               -               -               -               -               -
Minority Interest of OP Unit Holders            (248,916)              -        (248,916)              -        (248,916)
                                          --------------  --------------  --------------  --------------  --------------
NET INCOME                                     8,177,840               -       8,177,840               -       8,177,840
                                          --------------  --------------  --------------  --------------  --------------
Gain on Sale of Real Estate                   (4,085,164)              -      (4,085,164)              -      (4,085,164)
Depreciation and Amor. of Real Estate          7,346,599               -       7,346,599               -       7,346,599
FFO Adjustments                                  857,692               -         857,692               -         857,692
                                          --------------  --------------  --------------  --------------  --------------
FFO                                           12,296,967               -      12,296,967               -      12,296,967
                                          --------------  --------------  --------------  --------------  --------------
Adj. Straight Lining of Base Rents              (264,272)              -        (264,272)              -        (264,272)
Recurring Capital Expenditures                  (729,390)              -        (729,390)              -        (729,390)
Amortization of Debt Premium                           -               -               -               -               -
                                          --------------  --------------  --------------  --------------  --------------
FAD                                       $   11,303,305  $            -  $   11,303,305  $            -  $   11,303,305
                                          --------------  --------------  --------------  --------------  --------------
Dividends                                                                                                 $    9,182,493
Share Price (at close)                                                                                    $        25.76
Weighted Average Number of Shares                                                                             16,566,418
WA number of Shares and OP Units                                                                              18,305,378
                                                                                                          --------------
Net Income/Share                                                                                          $         0.49
FFO/Share and OP Units                                                                                    $         0.67
FAD/Share and OP Units                                                                                    $         0.62
Dividend/Share and OP Units                                                                               $         0.51
                                                                                                          ==============

BALANCE SHEET

                                              Combined      Adjustments to                   Assets Held
                                                Total       Equity Method       Subtotal      for Sale         TOTAL
                                          ---------------  ---------------  ---------------  -----------  --------------

Investment in Real Estate, at cost        $ 1,310,068,606  $  (148,350,893) $ 1,161,717,713  $         -  $ 1,161,717,713
Accumulated Depreciation                      (97,376,388)      36,454,134      (60,922,254)           -      (60,922,254)
Investment in and advances to
 Partnership and JVs                            1,200,000       14,691,677       15,891,677            -       15,891,677
Other Assets                                  175,110,969      (25,786,601) $   149,324,368            -      149,324,368
                                          ---------------  ---------------  ---------------  -----------  ---------------
Total Assets                              $ 1,389,003,187  $  (122,991,683) $ 1,266,011,504  $         -  $ 1,266,011,504
                                          ---------------  ---------------  ---------------  -----------  ---------------
Mortgage Notes                            $   739,061,360  $  (118,525,862) $   620,535,498  $         -  $   620,535,498
Line of Credit                                          -                -                -            -                -
Acquisition Term Loan & Unsecured Line
 of Credit                                              -                -                -            -                -
Other Liabilities                              43,344,764       (4,465,821)      38,878,943            -       38,878,943
                                          ---------------  ---------------  ---------------  -----------  ---------------
Total Liabilities                         $   782,406,124  $  (122,991,683) $   659,414,441  $         -  $   659,414,441
                                          ---------------  ---------------  ---------------  -----------  ---------------
Minority Interest                         $    64,261,590  $            --  $    64,261,590  $         -  $    64,261,590
Total Shareholders Equity                     542,335,473               --      542,335,473            -      542,335,473
                                          ---------------  ---------------  ---------------  -----------  ---------------
Total Liabilities and Shareholder Equity  $ 1,389,003,187  $  (122,991,683) $ 1,266,011,504  $         -  $ 1,266,011,504
                                          ===============  ===============  ===============  ===========  ===============

                                              Combined      Adjustments to                   Assets Held
                                                Total       Equity Method       Subtotal      for Sale         TOTAL
                                          ---------------  ---------------  ---------------  -----------  --------------
Investment in Real Estate, at cost        $   926,422,095  $  (228,516,708) $   697,905,387  $         -  $   697,905,387
Accumulated Depreciation                     (169,488,716)      46,658,613     (122,830,103)           -     (122,830,103)
Investment in and advances to
 Partnership and JVs                              418,851       26,072,820       26,491,671            -       26,491,671
Other Assets                                   92,397,721      (28,274,265) $    64,123,456            -       64,123,456
                                          ---------------  ---------------  ---------------  -----------  ---------------
Total Assets                              $   849,749,951  $  (184,059,540) $   665,690,411  $         -  $   665,690,411
                                          ---------------  ---------------  ---------------  -----------  ---------------
Mortgage Notes                            $   478,913,976  $  (176,919,931) $   301,994,045  $         -  $   301,994,045
Line of Credit                                120,500,000                -      120,500,000            -      120,500,000
Acquisition Term Loan & Unsecured Line
 of Credit                                              -                -                -            -                -
Other Liabilities                              31,434,318       (7,139,609)      24,294,709            -       24,294,709
                                          ---------------  ---------------  ---------------  -----------  ---------------
Total Liabilities                         $   630,848,294  $  (184,059,540) $   446,788,754  $         -  $   446,788,754
                                          ---------------  ---------------  ---------------  -----------  ---------------
Minority Interest                         $    31,881,878  $             -  $    31,881,878  $         -  $    31,881,878
Total Shareholders Equity                     187,019,779                -      187,019,779            -      187,019,779
                                          ---------------  ---------------  ---------------  -----------  ---------------
Total Liabilities and Shareholder Equity  $   849,749,951  $  (184,059,540) $   665,690,411  $         -  $   665,690,411
                                          ===============  ===============  ===============  ===========  ===============

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

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (September 30, 2003)

                                                                 [LOGO OF PREIT]
                                                       [LOGO OF PEI LISTED NYSE]

Definitions
Fund From Operations (FFO)

NAREIT defines FFO as income before gains (losses) on property sales and extraordinary items (computed in accordance with GAAP); plus real estate depreciation and similar adjustments for unconsolidated joint ventures after adjustments for non-real estate depreciation and amortization of financing costs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to FFO.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

NOI is derived from real estate revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to NOI. The Company believes that NOI is helpful to investors as a measure of operating performance because it is an indicator of the return on investment on the properties, and provides a comparison measurement of the properties over time. NOI excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interest in real estate.

Funds Available for Distribution (FAD)

FAD also referred to as Cash Available for Distributions (CAD) and adjusted FFO
(AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company's cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT's properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company feels to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.

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